EXHIBIT 10.1
                                                                    ------------

                AMENDED MASTER SUPPLY AND DISTRIBUTION AGREEMENT

         This Amended Master Supply and Distribution Agreement ("Amended Agreement") is made and entered into May 11, 2001 ("Effective Date"), by and between PRESSTEK, Inc., a corporation organized and existing under the laws of the State of Delaware, having an office and place of business at 55 Executive Drive, Hudson, New Hampshire 03051 (hereinafter "PRESSTEK"), and XEROX Corporation, a corporation organized and existing under the laws of New York, having an office and place of business at 800 Phillips Road, Webster New York 14580 (hereinafter "XEROX").

                                    STATEMENT
                                    ---------

         PRESSTEK has developed a direct imaging technology for the formation of images on printing plates from digital data using ablation plate and laser diode imaging techniques, including related software and systems (the "PRESSTEK ProFire Technology"). PRESSTEK is in the business of manufacturing and licensing others to manufacture products incorporating the PRESSTEK ProFire Technology and, in cooperation with various partners, has applied PRESSTEK ProFire Technology to printing presses, platesetters and other products. XEROX is a major manufacturer and seller of duplicating and graphic arts products.

         On February 3, 2000, the parties entered into a non-binding Memorandum of Understanding ("MOU") pursuant to which the parties have cooperated in the demonstration of PRESSTEK - designed products and the XEROX [CONFIDENTIAL TREATMENT REQUESTED]/*/ System at the DRUPA 2000 trade show.

         On September 22, 2000, the parties entered into a Master Supply and Distribution Agreement with respect to the production, marketing and commercial distribution of three direct imaging presses and related consumables on a co-branded basis ("Agreement"). The Agreement contemplated further negotiation by the parties concerning Product support/service and other matters associated with implementation.

         The parties have completed the above-referenced negotiation as further set forth herein, including the negotiation of an Amended Service Agreement executed by the parties effective May 11, 2001 and attached hereto as Exhibit J together with Exhibits J-1 through J-6 thereto ("Amended Service Agreement").

         Accordingly, this Amended Agreement together with all Exhibits sets forth the terms and conditions under which PRESSTEK will supply the agreed products to XEROX for resale by XEROX on a co-branded basis.

         Now, therefore, in consideration of the mutual promises herein contained, the parties agree as follows:

         1. DEFINITIONS. As used herein, the following terms shall have the following meanings, unless the context otherwise requires:

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/*/[CONFIDENTIAL TREATMENT REQUESTED] Indicates material that has been omitted and for which confidential treatment has been requested. All such omitted material has been filed with the Commission pursuant to Rule 24b-2 promulgated under the Securities and Exchange Act of 1934, as amended.

                  a. "Documentation" shall mean all written text including but not limited to manuals, brochures, Specifications and software descriptions, in electronic, printed and/or camera ready form, and related materials necessary for marketing, support or use of the Products, including sales documentation, service documentation, and customer documentation as further described herein.

                  b. "Maintenance Modifications" shall mean modifications to Documentation and/or software components of the Products (including the object code thereto) which correct Product Failures, support new releases of the operating systems with which the code is designed to operate, support new input/output (I/O) devices, or provide other updates and corrections necessary to resolve customer problems as further described herein.

                  c. "Mandatory Retrofit" shall mean a retrofit necessary to restore the Products to be in conformity with the Specifications, to render the Products safe for use or to have the Products comply with applicable law.

                  d. "Product Failure" shall mean any error, unresolved problem, or defect in the Product(s) caused by or resulting from (1) an incorrect functioning of code or command files, or (2) an incorrect or incomplete statement or diagram in the Documentation, if such error, problem, or defect renders the code inoperable, causes the code to fail to meet the Specifications, causes Documentation to be inaccurate or incomplete in any material respect, causes incorrect results, or causes incorrect functions to occur in any material respect when any such materials are used for their intended purposes.

                  e. "Products" shall mean the PAX Press, the SUN Press, Consumables and Spares as hereinafter defined.

                  f. "Regulatory Agency" shall mean any regulatory agency or other body, governmental or private, including but not limited to agencies regulating product safety and/or electromagnetic emissions, the approval of which is required for sale in North America and Europe with other regions to be added by mutual consent.

                  g. "Spares" shall mean spare parts for the PAX Press or SUN Press, and modifications, enhancements and improvements thereto which are made pursuant to the terms of this Agreement.

                  h. "Specifications" shall mean the engineering, operational and/or functional description of the Product(s) as set forth in the specifications contained in Exhibits B, B1, C, C1, and D, as the same may be amended by mutual agreement of the parties.

                  i. "Update" shall mean a bug fix or software release intended in whole or in part to correct or avoid a software coding error. The term shall also mean any other software release, revision or version (other than a Maintenance Modification) which does not include bug fixes or changes to correct a defect in the software component, and which PRESSTEK chooses to make available to XEROX as part of the software component, either for free or at a price to be determined by PRESSTEK. All Updates will include all error corrections and PRESSTEK shall use best efforts to ensure that Updates will be backwards compatible with the previous consecutive hardware and software platform release.

                  j. "XEROX" shall mean, whether or not so specified and unless the context otherwise requires, XEROX Corporation and XEROX Companies.

                  k. "XEROX Company" shall mean XEROX (Europe) Limited, Fuji XEROX Co., Ltd., Modi XEROX Co., Ltd., and any entity which is owned or controlled directly or indirectly by XEROX Corporation or by any of the foregoing.

         2. PRIOR AGREEMENTS. This Amended Agreement replaces, terminates and supercedes any and all prior understandings and written agreements of the parties with respect to the subject matter hereof, including without limitation the MOU and the Agreement. This Amended Agreement is supplemented by a separate and independent Confidentiality Agreement dated July 22, 1998 and attached hereto as Exhibit A. The Confidentiality Agreement shall govern the exchange of all confidential information between the parties in connection with the parties' relationship pursuant to this Agreement.

         3. PRODUCTS. Under the terms of this Agreement, PRESSTEK shall supply and XEROX shall purchase the following Products (the PAX Press and the SUN Press are referred to collectively as "Presses") for worldwide resale, lease, distribution, servicing, and sublicense by XEROX to XEROX' customers under mutually agreed terms and conditions:

                  a. PAX Press. An inline sheet-fed printing press of the B3 format size, manufactured by Adamovske Strojirny, a.s. of Adamov, The Czech Republic ("Adast") or such other third party as PRESSTEK and XEROX may agree in writing from time to time, incorporating on-press direct imaging of plates using the PRESSTEK ProFire Technology, such press including a four-color press and a five-color press hereinafter identified as the PAX Press. The definition of "PAX Press" shall include any and all presses which meet the foregoing description during the term of this Agreement. The Specification for the PAX Press is attached hereto as Exhibit B and Exhibit B1.

                  b. SUN Press. A four-color, sheet-fed printing press of the A3 format size manufactured by Ryobi Limited of Hiroshima, Japan ("Ryobi") or such other third party as PRESSTEK and XEROX may agree in writing from time to time, incorporating multi-print cylinder technology and on press direct imaging of plates using the PRESSTEK ProFire Technology hereinafter referred to as the SUN Press. The definition "SUN Press" shall include any and all presses which meet the foregoing description during the term of this Agreement. The Specification for the SUN Press is attached hereto as Exhibit C and Exhibit C1.

                  c. Consumables. Printing plates in roll form using PRESSTEK's PEARLdry technology and PEARLdry cleaning towels (as identified in Exhibit D and as modified, updated, revised and/or replaced with functionally equivalent products pursuant to written agreement during the term hereof) which constitute consumable products for use in the PAX Press and SUN

Press ("Consumables"). The parties agree that XEROX may purchase consumable products other than plates and cleaning towels identified in this Section, from other third parties in its discretion. PRESSTEK shall have no liability, warranty or service obligation for consumable products not supplied by PRESSTEK. The Specification for Consumables is attached hereto as Exhibit D.

                  d. Specifications. The Specifications for the Products attached hereto as Exhibits B, B1, C, C1 and D are the current specification for the early customer configuration implementation of these Products. These Specifications are subject to modification by PRESSTEK from time to time during the ongoing testing and evaluation of these units in the exercise of its reasonable engineering judgment, with timely notification to XEROX. During the period of testing and evaluation: (a) PRESSTEK shall obtain XEROX' written consent prior to implementing, changes in the Specification which affect form, fit or function of the Products, and (b) XEROX shall have the right to request modification of the current Specification subject to approval by PRESSTEK. In the event any modification to the Specification increases the engineering or manufacturing cost of the PAX Press or SUN Press, such cost increase shall be borne by the party requesting the modification except as otherwise agreed by the parties in writing and if such modification is proposed or requested by XEROX, the parties agree to negotiate in good faith any and all proprietary rights associated therewith. In the event the parties fail to reach written agreement pursuant to this Section, PRESSTEK agrees that all rights in and ownership of any writings, discoveries, innovations, inventions, patents, copyrights, trade secrets, know-how, and other similar forms of intangible property or proprietary information (collectively "Developed Intellectual Property") which relate to or result from such modification request will reside with the party whose employee(s) or agent(s) first conceived, or made, or reduced to a tangible medium of expression the Developed Intellectual Property.
[CONFIDENTIAL TREATMENT REQUESTED]/*/

                  e. Commercial Availability. The provisions of this Amended Agreement contemplate that the Products will be commercially available no later than [CONFIDENTIAL TREATMENT REQUESTED]/*/ after receipt of Purchase Orders # [CONFIDENTIAL TREATMENT REQUESTED]/*/ and [CONFIDENTIAL TREATMENT REQUESTED]/*/ issued by XEROX on [CONFIDENTIAL TREATMENT REQUESTED]/*/ (the "Available Date"). In the event that the Products are not commercially available until after the Available Date, the time in which the parties' obligations must be performed as stated herein shall be extended by an amount of time commensurate with the delay in commercial availability, with the exception of payment of the Distribution Fee; provided, however, that if Products are still not commercially available as of [CONFIDENTIAL TREATMENT REQUESTED]/*/ after the Available Date, XEROX may terminate this Amended Agreement without any further liability upon written notice to PRESSTEK, and PRESSTEK shall refund any and all payments of the Distribution Fee made by XEROX prior to the effective termination date. For the purpose of this Agreement,

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/*/[CONFIDENTIAL TREATMENT REQUESTED] Indicates material that has been omitted and for which confidential treatment has been requested. All such omitted material has been filed with the Commission pursuant to Rule 24b-2 promulgated under the Securities and Exchange Act of 1934, as amended.

"commercially available" shall mean that conforming Product(s) are available to be shipped and delivered to a customer with a lead time of (i) [CONFIDENTIAL TREATMENT REQUESTED]/*/ for PAX Presses, (ii) [CONFIDENTIAL TREATMENT REQUESTED]/*/ for SUN Presses, and (iii) [CONFIDENTIAL TREATMENT REQUESTED]/*/ days for Consumables.

                  f. Future Products. The parties contemplate that additional PRESSTEK products may be added to the products referred to in this Section for sale by XEROX on terms and conditions to be negotiated by the parties. It is the intent of the parties that such additional products shall be added by addendum to this Amended Agreement and that the terms and conditions of this Amended Agreement shall apply to such additional products, except to the extent such terms they are altered or modified in any such addendum.

         4. DISTRIBUTION AGREEMENT FEE. In consideration of PRESSTEK's investment in the development and acquisition of technology incorporated in the PAX Press and the SUN Press, XEROX shall pay PRESSTEK a nonrefundable, noncancelable (except as expressly provided herein) Distribution Agreement Fee, in addition to any and all other payments called for by this Agreement. The Distribution Agreement Fee shall be paid without regard to the quantity of Products purchased by XEROX and without regard to the payment for such Products, and without regard to whether XEROX's distribution rights are exclusive or semi-exclusive. The fee shall be paid, in an amount to be calculated as follows:

                  a. Initial Term. XEROX shall pay PRESSTEK a Distribution Agreement Fee equal to US $[CONFIDENTIAL TREATMENT REQUESTED]/*/ in quarterly payments of $[CONFIDENTIAL TREATMENT REQUESTED]/*/ each, payable on March 15, June 15, September 15, and December 15, in each of the calendar years [CONFIDENTIAL TREATMENT REQUESTED]/*/.

                  b. Renewal Term. If the term of this Amended Agreement is extended for an additional three-year term pursuant to the provisions hereof, then XEROX shall pay PRESSTEK an additional Distribution Agreement Fee in the amount of $[CONFIDENTIAL TREATMENT REQUESTED]/*/ to be paid as follows: XEROX shall remit payments to PRESSTEK quarterly in amounts equal to [CONFIDENTIAL TREATMENT REQUESTED]/*/% of each PRESSTEK invoice to XEROX for Products in the immediately preceding calendar quarter beginning March 31, [CONFIDENTIAL TREATMENT REQUESTED]/*/ and proceeding with quarterly invoices until payment is complete. Payment shall be due within [CONFIDENTIAL TREATMENT REQUESTED]/*/ days from receipt of a correct invoice.

         5. CO-BRANDING AND TRADEMARKS. The Products to be supplied pursuant to this Amended Agreement shall be co-branded and shall carry the XEROX name and the PRESSTEK DI logo. The format in which the XEROX name and PRESSTEK DI logo shall be applied to the PAX Press, the SUN Press, and packaging for Consumables is shown in Exhibit E attached to this Agreement. Any changes in the manner of application of the XEROX name, PRESSTEK DI logo and/or manufacturing company's name (as set forth in subsection (b) below) shall be subject to written agreement between the parties.

                  a. No Trademark/Tradename Usage. Except as provided in the foregoing Subsection, nothing in this Amended Agreement shall authorize PRESSTEK or XEROX to use any trademark and/or trade name of the other party without the prior written consent of the other party. Any and all promotional materials used by a party in the promotion, marketing and sale of

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/*/[CONFIDENTIAL TREATMENT REQUESTED] Indicates material that has been omitted and for which confidential treatment has been requested. All such omitted material has been filed with the Commission pursuant to Rule 24b-2 promulgated under the Securities and Exchange Act of 1934, as amended.

products pursuant to this Amended Agreement bearing a trademark of the other party shall be subject to review and approval by the other party as to the form and content of such use, such approval not to be unreasonably withheld, conditioned or delayed. All rights and goodwill in the trademarks of either party accruing as a result of the use of such trademark by the other party in any country shall inure to the benefit of the party owning the trademark, and the other party shall acquire no rights in any such mark by virtue of such use pursuant to this Agreement.

                  b. Manufacturer's Mark. In addition to the XEROX and PRESSTEK trademarks indicated above, the manufacturing company's name shall be placed on the non-operator side of the Press in the formats set forth in Exhibit F.

         6. EARLY CUSTOMER CONFIGURATION UNITS. PRESSTEK shall sell and XEROX shall purchase early customer configuration units of the PAX Press and SUN Press as follows:

                  a. Early customer configuration PAX Presses. PRESSTEK shall sell and XEROX shall purchase twenty early customer configuration PAX Presses which comply with mutually agreed-upon specifications for testing and evaluation. The parties anticipate that each of the twenty early customer configuration presses shall be five-color versions of the PAX Press and none shall be four-color versions of the PAX Press. The terms and conditions of such sale shall be as follows:

                           (i) The price for the early customer configuration units of the PAX Press shall be $[CONFIDENTIAL TREATMENT REQUESTED]/*/ each for the five-color press and $[CONFIDENTIAL TREATMENT REQUESTED]/*/ each for the four-color press.

                           (ii) Delivery terms for such sales shall be as set forth in Section 9.

                           (iii) In addition to the payment for early customer configuration Presses, XEROX shall pay PRESSTEK a service/upgrade fee in the amount of $[CONFIDENTIAL TREATMENT REQUESTED]/*/, which shall be invoiced in two parts: $[CONFIDENTIAL TREATMENT REQUESTED]/*/ on March 30, 2001, and $[CONFIDENTIAL TREATMENT REQUESTED]/*/ on June 30, 2001. Such invoices shall be payable net [CONFIDENTIAL TREATMENT REQUESTED]/*/ from XEROX' receipt of PRESSTEK's correct invoice in accordance with the foregoing. In consideration of such service/upgrade fee and at no further cost to XEROX or customers, PRESSTEK shall deliver, install and provide pre-press and press customer training (as identified in Exhibit G and Exhibit J-3 of the Amended Service Agreement) for the [CONFIDENTIAL TREATMENT REQUESTED]/*/ customer configuration PAX Presses and provide Services (as defined in the Amended Service Agreement) for the [CONFIDENTIAL TREATMENT REQUESTED]/*/ customer configuration PAX units for a period of [CONFIDENTIAL TREATMENT REQUESTED]/*/ after the date of installation and shall upgrade such [CONFIDENTIAL TREATMENT REQUESTED]/*/ customer configuration PAX Presses to production performance levels and full compliance with the Specifications at the conclusion of [CONFIDENTIAL TREATMENT REQUESTED]/*/ configuration testing and evaluation, the foregoing at such

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/*/[CONFIDENTIAL TREATMENT REQUESTED] Indicates material that has been omitted and for which confidential treatment has been requested. All such omitted material has been filed with the Commission pursuant to Rule 24b-2 promulgated under the Securities and Exchange Act of 1934, as amended.

         locations as XEROX may direct in its discretion. Delivery of upgrade components shall be made at the expense of PRESSTEK.

                           (iv) Xerox has issued Purchase Orders [CONFIDENTIAL TREATMENT REQUESTED]/*/ and [CONFIDENTIAL TREATMENT REQUESTED]/*/ for [CONFIDENTIAL TREATMENT REQUESTED]/*/ PAX and [CONFIDENTIAL TREATMENT REQUESTED]/*/ SUN units. Xerox has remitted payment of $[CONFIDENTIAL TREATMENT REQUESTED]/*/ on Presstek invoices SIE/10000547 and SIE/10000574, and such payment constitutes an advance against the invoices to be issued for the [CONFIDENTIAL TREATMENT REQUESTED]/*/ PAX and SUN [CONFIDENTIAL TREATMENT REQUESTED]/*/ configuration units ordered. Xerox shall issue purchase orders for the remaining [CONFIDENTIAL TREATMENT REQUESTED]/*/ Adast units. Payment of invoices for the balance due and owing for such [CONFIDENTIAL TREATMENT REQUESTED]/*/ configuration PAX Presses shall be remitted by XEROX [CONFIDENTIAL TREATMENT REQUESTED]/*/ following receipt by XEROX of PRESSTEK's correct invoice.

                  b. [CONFIDENTIAL TREATMENT REQUESTED]/*/ configuration SUN Presses. PRESSTEK shall sell and XEROX shall purchase [CONFIDENTIAL TREATMENT REQUESTED]/*/ configuration SUN Presses for testing and evaluation at a price of $[CONFIDENTIAL TREATMENT REQUESTED]/*/ each. PRESSTEK shall deliver the [CONFIDENTIAL TREATMENT REQUESTED]/*/ configuration SUN Presses in [CONFIDENTIAL TREATMENT REQUESTED]/*/ 2001. The [CONFIDENTIAL TREATMENT REQUESTED]/*/ configuration SUN Presses shall be invoiced when they are shipped and payment terms for the configuration SUN Presses shall be [CONFIDENTIAL TREATMENT REQUESTED]/*/ following Xerox' receipt of PRESSTEK's invoice therefor, which invoice shall be issued no earlier than shipment of such Presses. Title to the SUN Presses and risk of loss shall pass to [CONFIDENTIAL TREATMENT REQUESTED]/*/.

                  c. DRUPA "Potential Customer" List. PRESSTEK shall provide XEROX all information concerning the "intent to buy" list generated at DRUPA 2000 and thereafter and all rights to such list. The customers on such list expressing their intent to buy shall become potential customers of XEROX for XEROX sales of the PAX and SUN presses and XEROX shall take full responsibility for communication and contracting with such customers.

                  d. Invoice Rejection. If any invoice received by XEROX is not "correct" as to units purchased and price, XEROX shall notify PRESSTEK in writing within ten (10) business days of receipt of the invoice. Such invoices shall be deemed correct and accepted if PRESSTEK is not notified within such period. PRESSTEK will promptly deliver a corrected invoice.

         7. COMMERCIAL PRODUCTION. After completion of the early customer configuration Presses pursuant to Section 6 above, PRESSTEK shall sell to XEROX and XEROX shall purchase commercial production of the PAX Press and SUN Press as follows:

                  a. Product Pricing. The price of the PAX Press, SUN Press and Consumables shall be as set forth in Exhibit G attached to this Agreement. The price of such Products shall be firm for the term hereof, subject to the parties' semi-annual review and commercially reasonable efforts to reflect manufacturing cost changes, currency fluctuations and any cost changes pursuant to written modification. Any changes in prices for Products shall apply prospectively and shall not apply to four-month, noncancelable firm orders.

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/*/[CONFIDENTIAL TREATMENT REQUESTED] Indicates material that has been omitted and for which confidential treatment has been requested. All such omitted material has been filed with the Commission pursuant to Rule 24b-2 promulgated under the Securities and Exchange Act of 1934, as amended.

                  b. [CONFIDENTIAL TREATMENT REQUESTED]/*/

                  c. Specification. Upon release to production of the PAX Press and SUN Press the Products shall be manufactured pursuant to the Specification developed by PRESSTEK in cooperation with XEROX and agreed upon by the parties hereunder as further set forth in Exhibits B, B1, C, C1, D, E and F. PRESSTEK shall provide drafts of any changes anticipated in the Specification to XEROX as they are developed prior to release to production of any Product. The Specification shall be subject to modification (in order to improve manufacturing or operating efficiencies or overall system performance) as agreed by the parties in writing.

                  d. Product Changes. The Product(s) delivered hereunder shall incorporate the latest improvements implemented by PRESSTEK, subject to XEROX' prior written agreement. In requesting such approval, PRESSTEK shall inform XEROX, in writing, of the date of the proposed incorporation of such changes into the Product(s) and description of changes affecting the:

                           (i) Form (external appearance of finished Product(s) or piece parts, or external dimensions, dimension tolerances or shape);

                           (ii) Fit (provisions for mounting; changes to mounting holes, holes for mounting shipping restraints, or holes or fittings for mounting accessory or optional features; changes in the dimension or shape of internal spaces available for customer use; changes affecting the interchangeability of parts, electrical or other power and environmental requirements);

                           (iii) Function (changes in the Specification, Product(s) performance, or any changes affecting Product(s) reliability); and/or

                           (iv) Compatibility of the Product(s) (changes to or which affect Product(s) operation or Product(s) Spares, internal logic or timing which might affect application of the Product(s), part number or configuration dash number of parts which can be replaced in the field, the interchangeability of Spares, service documentation which might affect a customer's application for the Product(s)).

XEROX shall respond within [CONFIDENTIAL TREATMENT REQUESTED]/*/ to each engineering change order received from PRESSTEK requesting Product(s) changes indicating its acceptance or rejection of such change.

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/*/[CONFIDENTIAL TREATMENT REQUESTED] Indicates material that has been omitted and for which confidential treatment has been requested. All such omitted material has been filed with the Commission pursuant to Rule 24b-2 promulgated under the Securities and Exchange Act of 1934, as amended.

                  e. Effect of Changes. In the event that any change in the form, fit or function or Specification of any Product(s) in order to comply with mutually agreed upon requirements or standards other than Mandatory Retrofits results in a significant increase or decrease in the cost of such Product(s), or in the length of time required for the manufacture or delivery thereof, an equitable adjustment to the price of such Product(s) or agreed upon shipping date or both shall be made by the parties pursuant to good faith negotiations.

                  f. Mandatory Retrofits. PRESSTEK shall promptly notify XEROX of the need for any Mandatory Retrofits and work with XEROX to establish a mutually agreeable schedule for installing the foregoing. [CONFIDENTIAL TREATMENT REQUESTED]/*/. The parties will use best efforts to minimize the cost of implementation of Mandatory Retrofits.

                  g. Schedule for Changes. Any changes made by PRESSTEK and accepted by XEROX pursuant to this Article shall be implemented in accordance with a schedule mutually agreed upon in the written notification of change. Such changes shall be incorporated into Product(s) shipped pursuant to Purchase Orders received by PRESSTEK after XEROX approved such changes. If applicable, the serial number of the first such changed Product(s) shall be identified to XEROX and PRESSTEK agrees that all Product(s) with serial numbers greater than such serial number shall incorporate such changes.

                  h. Consumables Inventory. At the commencement of the Agreement, PRESSTEK shall compile a Consumables inventory, such inventory to be PRESSTEK's estimate of the Consumables reasonably necessary for the Customer installation base. During such time that PRESSTEK is Shipping Consumables directly to Customer, as set out in i, below, PRESSTEK shall at all times maintain an adequate inventory of each Consumable, at no cost to XEROX, and use this supply of Consumables solely for shipment to XEROX or its customers as emergency Consumables, when requested. Shipment of emergency Consumables shall be made as promptly as practicable but not more than [CONFIDENTIAL TREATMENT REQUESTED]/*/ of XEROX' or customer's written request to PRESSTEK.

                  i. Consumables Shipping. Through [CONFIDENTIAL TREATMENT REQUESTED]/*/, PRESSTEK shall receive orders for Consumables from Xerox and will ship such Consumables directly to Customers so identified by Xerox, in accordance with mutually agreed billing and payment terms. No later than [CONFIDENTIAL TREATMENT REQUESTED]/*/, the parties shall negotiate and agree on Consumables shipping beyond [CONFIDENTIAL TREATMENT REQUESTED]/*/.

                  j. Obsolete Inventory. In the event of changes to Product(s), PRESSTEK shall re-purchase from XEROX all Spares and Consumables which are in XEROX' inventory and which have become obsolete as a result of any change to Product(s), other than a Product(s) change requested by XEROX. The foregoing shall not apply to Spares or Consumables which are outside the warranty period or have a shelf date more than [CONFIDENTIAL TREATMENT REQUESTED]/*/ from shipment.

                  k. Final Order Opportunity. In the event that XEROX rejects a proposed change to Products and notwithstanding any provision herein to the contrary, XEROX shall have

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/*/[CONFIDENTIAL TREATMENT REQUESTED] Indicates material that has been omitted and for which confidential treatment has been requested. All such omitted material has been filed with the Commission pursuant to Rule 24b-2 promulgated under the Securities and Exchange Act of 1934, as amended.

the opportunity to place a final order for units of Product at the current applicable price(s) and Specification(s) to be delivered over a negotiated period of time.

                  l. XEROX Change Requests. XEROX shall have the right to request modification of the Specification, which modifications shall be subject to approval by PRESSTEK, such approval not to be unreasonably withheld. Any such modification to the Specification which increases the engineering or manufacturing cost of the Press shall result in an increase in the price of the Press by an amount reasonably related to the cost of such increase and such increase shall be borne by XEROX, unless otherwise agreed by the parties in writing. In the event the parties fail to reach written agreement pursuant to this Section, PRESSTEK agrees that all rights in and ownership of any writings, discoveries, innovations, inventions, patents, copyrights, trade secrets, know-how, and other similar forms of intangible property or proprietary information (collectively "Developed Intellectual Property") which relate to or result from such modification request will reside with the Party whose employee(s) or agent(s) first conceived, or made, or reduced to a tangible medium of expression the intellectual property. [CONFIDENTIAL TREATMENT REQUESTED]/*/. PRESSTEK shall not be required to undertake implementation of any modification requested or proposed by XEROX in the absence of a development agreement satisfactory to PRESSTEK.

                  m. Press Packaging. PRESSTEK shall deliver PAX Presses and SUN Presses appropriately packaged and addressed for shipment at such time and by such carrier and to such destination as specified by XEROX in shipment releases transmitted to PRESSTEK pursuant to this Agreement.

                  n. Consumables Packaging. Consumables shall be sold to XEROX appropriately packaged, ex works Hudson, New Hampshire.

                  o. Payment. Payment for Products sold to XEROX pursuant to this Amended Agreement shall be due to PRESSTEK [CONFIDENTIAL TREATMENT REQUESTED]/*/ days from the date of XEROX' receipt of PRESSTEK's correct invoice or from the date of product shipment, whichever is later.

                  In addition to payment for Products, XEROX will provide to PRESSTEK a one time payment of $[CONFIDENTIAL TREATMENT REQUESTED]/*/, (the "Lead-Time Payment"), which shall fund long lead items and works in progress to enable [CONFIDENTIAL TREATMENT REQUESTED]/*/ lead times for the PAX Presses. The Lead-Time Payment will be non-refundable and non-cancelable, but creditable, as discussed below. The Lead-Time Payment will be made in [CONFIDENTIAL TREATMENT REQUESTED]/*/ equal payments of $[CONFIDENTIAL TREATMENT REQUESTED]/*/ to be paid in the [CONFIDENTIAL TREATMENT REQUESTED]/*/, respectively, and which shall be due to PRESSTEK [CONFIDENTIAL TREATMENT REQUESTED]/*/ after XEROX' receipt of PRESSTEK's correct invoice. The Lead-Time Payment will be applied to the last orders placed as this Amended Agreement expires. By way of illustration, if, at the time of the termination of this Amended Agreement, PRESSTEK issues to XEROX a final invoice for Products, XEROX will receive a

                                      -10-
----------------------------
/*/[CONFIDENTIAL TREATMENT REQUESTED] Indicates material that has been omitted and for which confidential treatment has been requested. All such omitted material has been filed with the Commission pursuant to Rule 24b-2 promulgated under the Securities and Exchange Act of 1934, as amended.

credit for the amount of the Lead-Time Payment received by PRESSTEK, and the final invoice will be reduced accordingly. If the final invoice is for an amount that is less than the amount of the Lead-Time Payment received by PRESSTEK, PRESSTEK will pay to XEROX an amount equal to the amount of the Lead-Time Payment received by PRESSTEK minus the amount of the final invoice.

         8. DEMO PRODUCTS. During the early customer configuration and commercial availability periods hereunder, XEROX may elect to make one five color PAX Press and one SUN Press available to PRESSTEK for customer demonstration purposes at PRESSTEK's facility. The parties agree to negotiate in good faith terms and conditions concerning such provision of demo units hereunder, such terms and conditions to include services provided by PRESSTEK and scope of use of such Products. The parties agree that such loan of demo units by XEROX to PRESSTEK will constitute a bailment, and that all right, title and interest in and to such demo units will remain in Xerox at all times. PRESSTEK will not substitute any property for the XEROX demo units, or use such demo units except per XEROX' written direction or consent. While in PRESSTEK's custody or control such demo unit(s) will be plainly marked or otherwise identified as "Property of Xerox Corporation", held at PRESSTEK'S sole risk, and kept insured by PRESSTEK at its own expense in an amount equal to the then current replacement cost with loss payable to XEROX. PRESSTEK will return such demo unit(s) to XEROX immediately upon demand. XEROX consents to use of demo unit(s) by PRESSTEK for demonstration and Xerox customer training purposes during the bailment, provided that XEROX' requirements for access to or availability of such demo unit(s) will be given priority over such use by PRESSTEK and/or any other use authorized in writing by Xerox.

During customer demonstrations, as set out above, Presstek and Xerox will be responsible for the following respective items together with all charges and costs incurred in connection therewith:

                  (a) Presstek shall: [CONFIDENTIAL TREATMENT REQUESTED]/*/

                  (b) Xerox shall: [CONFIDENTIAL TREATMENT REQUESTED]/*/

         9. DELIVERY/PASSAGE OF TITLE & RISK OF LOSS. Title and risk of loss for all Presses and Spares shall pass to Xerox (a) [CONFIDENTIAL TREATMENT REQUESTED]/*/, in the case of shipments made by sea, and (b) [CONFIDENTIAL TREATMENT REQUESTED]/*/, in the case of all shipments by road or rail which are not intended for lading on any vessel, and (c) in the event of shipment by air, pursuant to the parties' subsequent written agreement. PRESSTEK shall use such carriers, freight forwarders, and Customhouse brokers as specified by Xerox. PRESSTEK will book freight on a "Freight Collect, Third Party Billing to Xerox" basis, with service from the point of title transfer as defined above to the final door of destination (eg. For ocean, port to door service), allowing the

                                      -11-
----------------------------
/*/[CONFIDENTIAL TREATMENT REQUESTED] Indicates material that has been omitted and for which confidential treatment has been requested. All such omitted material has been filed with the Commission pursuant to Rule 24b-2 promulgated under the Securities and Exchange Act of 1934, as amended.

carriers to bill Xerox directly for the entire move. Xerox shall act as the importer of record for the purposes of U.S. Customs clearance, and shall pay all duties, taxes, and brokerage fees associated with the importation of the goods. PRESSTEK will provide such technical information as required by Xerox for the purposes of Customs classification and all necessary regulatory declarations. [CONFIDENTIAL TREATMENT REQUESTED]/*/ subject to the further terms and conditions of a separate agreement to be negotiated by the parties. PRESSTEK shall furnish XEROX and/or Xerox' designated Customhouse broker and/or freight forwarder with a pro forma or commercial invoice, showing the price to be paid by Xerox for each shipment of Presses and Spares, and separately itemizing any freight, insurance, or other transportation charges which PRESSTEK may have prepaid on Xerox' behalf. Such freight, insurance or other transportation charges shall be stated at PRESSTEK's cost, without any markup or other charge. The invoice shall be addressed to the Xerox company which issued the purchase order for the Presses/Spares, or as directed by Xerox.

         10. QUALITY ASSURANCE. PRESSTEK and its manufacturers shall provide the following quality assurance.

                  a. Quality Requirements. All Product(s) produced and delivered to XEROX shall fully comply with the Specifications as further set forth herein. Reliability of Product(s) shall meet or exceed the requirements of such Specifications.

                  b. ISO 9000 Quality Systems Registration Requirements. PRESSTEK and/or its manufacturers will use commercially reasonable efforts to have a quality system which is registered to ISO 9001 and ISO 9000-3 (TC176 Approved equivalent) or is in the process of obtaining such registration. Any costs associated with obtaining the initial registration or maintenance thereof shall be the sole responsibility of PRESSTEK. To the extent that PRESSTEK and/or its manufacturers do not comply with the foregoing requirement, PRESSTEK and/or its manufacturers shall comply with the XEROX Quality Assurance Requirements ("EIQP") and complete a survey to confirm such compliance. Existing PRESSTEK/manufacturer quality procedures which totally comprehend any quality plan elements may be used to satisfy the plan and will become the basic operating document for assuring compliance to XEROX' quality requirements. PRESSTEK and/or its manufacturers agree to develop a corrective action plan within thirty (30) days for any shortfalls identified in compliance as a result of such survey, which action plan shall be implemented within a mutually agreeable time.

                  c. Acceptance Inspection. XEROX shall have the right to conduct, at its expense at PRESSTEK'S and/or its manufacturer's facility, an acceptance inspection of the Product(s) to ensure compliance with the Specifications. PRESSTEK agrees that it shall correct any nonconforming Product that has been rejected as a result of acceptance inspection by a method mutually agreed by the parties. All Product(s) corrected by PRESSTEK pursuant to this

                                      -12-
----------------------------
/*/[CONFIDENTIAL TREATMENT REQUESTED] Indicates material that has been omitted and for which confidential treatment has been requested. All such omitted material has been filed with the Commission pursuant to Rule 24b-2 promulgated under the Securities and Exchange Act of 1934, as amended.

Section shall be subject to all quality assurance and inspection requirements in accordance with the provisions hereof.

                  d. Source Verification. XEROX shall have the right to conduct, at its expense, source verification activities, in accordance with the PRESSTEK Quality Assurance Procedures set forth in Exhibit H at PRESSTEK and third party manufacturing sites for Products. XEROX must provide notification of intent to perform a source verification to PRESSTEK a minimum of 2 weeks prior to the requested source verification date. XEROX may elect to establish a fixed source verification date by month, quarter, biannually or annually. PRESSTEK shall have the right to attend all source verifications at its manufacturers' location(s). All source verifications will be conducted and reported based on the acceptance inspection criteria set forth in this Section and Exhibit H.

         11. ORDERING/FORECAST PROCEDURE. The parties shall follow the following ordering and payment procedure with regard to Products.

                  a. Purchase Orders. XEROX shall provide PRESSTEK a rolling forecast for [CONFIDENTIAL TREATMENT REQUESTED]/*/ Press shipment requirements, with the [CONFIDENTIAL TREATMENT REQUESTED]/*/ representing firm, noncancelable orders and the balance of the forecast consisting of non-binding information provided for planning purposes only except as expressly further set forth in this Section. Changes to this [CONFIDENTIAL TREATMENT REQUESTED]/*/ forecast may be submitted [CONFIDENTIAL TREATMENT REQUESTED]/*/ to PRESSTEK in which [CONFIDENTIAL TREATMENT REQUESTED]/*/ may be increased or decreased by [CONFIDENTIAL TREATMENT REQUESTED]/*/% and [CONFIDENTIAL TREATMENT REQUESTED]/*/ and beyond may be reduced by up to [CONFIDENTIAL TREATMENT REQUESTED]/*/% or increased up to manufacturing line capacity(currently [CONFIDENTIAL TREATMENT REQUESTED]/*/ units per month). PRESSTEK will make every effort to accommodate requested [CONFIDENTIAL TREATMENT REQUESTED]/*/ shipment increases that have less than [CONFIDENTIAL TREATMENT REQUESTED]/*/ notification. XEROX will submit a new order/forecast outlining the next [CONFIDENTIAL TREATMENT REQUESTED]/*/ Press shipment requirements on or before the [CONFIDENTIAL TREATMENT REQUESTED]/*/ of each month. Each such forecast/order shall specify the Presses and features desired and the quantity and month of delivery requested. For the [CONFIDENTIAL TREATMENT REQUESTED]/*/ of the forecast period, XEROX will designate the Press with adequate specificity so that the Press can be fully manufactured [CONFIDENTIAL TREATMENT REQUESTED]/*/; the forecast for the next [CONFIDENTIAL TREATMENT REQUESTED]/*/ of the forecast period shall be in adequate detail to order parts and components for the manufacture of such Presses; and the forecast for the last [CONFIDENTIAL TREATMENT REQUESTED]/*/ of the forecast period shall be sufficient for the ordering of long-lead time parts and components for such Presses. The parties shall cooperate fully with one another in the formulation of such descriptions.

                  b. Shipment Releases. A shipment release document, which specifies the shipping address of Presses ordered, is required by the [CONFIDENTIAL TREATMENT REQUESTED]/*/ of the requested shipping month. If XEROX fails to provide shipment releases for Presses which are the subject of firm orders pursuant to this Subsection by the end of the month during which the Presses are scheduled for shipment, PRESSTEK may ship such Presses to a default address or consign the Presses to an isolated location at the manufacturing facility or to a bonded warehouse and invoice XEROX for the final payment for such Presses. Payment for such Presses shall be due pursuant to the payment terms of this Amended Agreement from the date of XEROX' receipt of correct invoice without regard to the actual date of shipment. Such products shall be stored in a facility agreed to between the parties, [CONFIDENTIAL TREATMENT REQUESTED]/*/.

                                      -13-
----------------------------
/*/[CONFIDENTIAL TREATMENT REQUESTED] Indicates material that has been omitted and for which confidential treatment has been requested. All such omitted material has been filed with the Commission pursuant to Rule 24b-2 promulgated under the Securities and Exchange Act of 1934, as amended.

                  c. Payments for Presses. All payments are due following XEROX' receipt of a correct invoice, subject to the provisions of Section 7(n). To the extent PRESSTEK has not received payment when due, PRESSTEK may suspend its obligations to manufacture and deliver the Press for which payment is due but not received.

                  d. Anything in this Section to the contrary notwithstanding, PRESSTEK shall not be deemed in breach of its obligations to deliver Presses pursuant to this Amended Agreement if PRESSTEK is prevented from doing so by reason of any circumstance or occurrence constituting force majeure pursuant to the terms of Section 36 of this Agreement.

12.      WARRANTY.

                  a. Products/Parts. Upon delivery of each Press pursuant to this Agreement, PRESSTEK warrants and represents to XEROX that for a period of [CONFIDENTIAL TREATMENT REQUESTED]/*/ from the date of PRESSTEK's installation at the customer location, but in no event more than [CONFIDENTIAL TREATMENT REQUESTED]/*/ after the date of shipment to XEROX, whichever is sooner, Presses shall be free from material defects in materials and workmanship and shall substantially perform in accordance with the Specifications for such Press. PRESSTEK shall repair or replace any defect in Product parts, without charge for the parts, for a period of [CONFIDENTIAL TREATMENT REQUESTED]/*/ from the date of installation at the customer location but in no event more than [CONFIDENTIAL TREATMENT REQUESTED]/*/ after the date of shipment to XEROX for such Press, whichever is sooner, and PRESSTEK's standard labor charges shall apply to such repair/replacement services performed following expiration of the [CONFIDENTIAL TREATMENT REQUESTED]/*/ period set forth above. In fulfillment of the parts warranty obligation, PRESSTEK may, at its option and expense, replace the entire system (or sub-system) if such replacement is deemed more cost effective and/or more expeditious. With respect to early customer configuration units, the warranty set forth in this Section 12(a) shall commence following expiration of the [CONFIDENTIAL TREATMENT REQUESTED]/*/ period set forth in Section 6(a)(iii) (or, for early customer configuration units installed at beta sites and receiving Services pursuant to Section IV.9 of the Service Agreement, following the expiration of both the [CONFIDENTIAL TREATMENT REQUESTED]/*/ period referenced in Section IV.9 of the Service Agreement and the [CONFIDENTIAL TREATMENT REQUESTED]/*/ period referenced in Section 6(a)(iii) hereof).

                  b. Additional Warranties. PRESSTEK further warrants and represents that: (i) it has good and marketable title to all Product(s) delivered hereunder and that all units of Product(s) shall be free and clear of all liens, encumbrances, security interests; and (ii) it has the right to convey to XEROX the rights respecting Product(s) granted in this Agreement; and (iii) software and firmware shall be free in all material respects from program errors and conform with applicable Specifications for a period of [CONFIDENTIAL TREATMENT REQUESTED]/*/ from the date of installation at the customer location but in no event more than [CONFIDENTIAL TREATMENT REQUESTED]/*/ after the date of shipment to XEROX for such Press, whichever is sooner; and (iv) Software/firmware media, if any, shall be materially free from defects in workmanship and materials for a period of [CONFIDENTIAL TREATMENT REQUESTED]/*/ from delivery to the customer location; (v) except as otherwise agreed by the parties, Products shall be manufactured from new parts; and (f) Consumables shall be free from material defects in

                                      -14-
----------------------------
/*/[CONFIDENTIAL TREATMENT REQUESTED] Indicates material that has been omitted and for which confidential treatment has been requested. All such omitted material has been filed with the Commission pursuant to Rule 24b-2 promulgated under the Securities and Exchange Act of 1934, as amended.

materials and workmanship and shall substantially perform in accordance with the Specifications for a period of [CONFIDENTIAL TREATMENT REQUESTED]/*/ from date of shipment.

                  c. Systemic Defects Definition. "Systemic Defects" shall mean a defect in the design, materials, or manufacturing which occurs in identical or substantially similar form or from a substantially similar cause (i) in at least twenty (20) percent of the units of Product delivered, when less than 100 units are delivered in any particular sixty (60) day period; or (ii) in at least ten
(10) percent of the units of Product delivered, when 100 or more units are delivered in any sixty (60) day period; or (iii) more than ten (10) percent of the units of Product(s) which are in XEROX' inventory or which are installed at customer locations.

                  d. Systemic Defects. Notwithstanding the warranty requirements and conditions set forth in this Section, PRESSTEK will undertake without charge and without delay to promptly remedy any Systemic Defect in all affected Product(s) in inventory or in the field, by delivering to XEROX a replacement Product(s) or otherwise correct the defect as agreed upon by the parties. PRESSTEK shall not be required to cure any Systemic Defect for any Product(s) which have been subjected to accident, negligence, misuse, alteration, modification, tampering or causes other than ordinary use. At XEROX' request, PRESSTEK shall provide to XEROX kits containing the necessary software or hardware to correct the Systemic Defect for all affected units of Product(s) or, if XEROX reasonably believes it is probable that the Systemic Defect will affect at least substantially all units of Product(s) then located either at customer locations or in XEROX' inventory, PRESSTEK shall provide at its' expense XEROX with the kits for all such units of Product(s).

                  e. Warranty Obligations. During the applicable warranty periods set forth herein, the liability of PRESSTEK under the warranty set forth in this Section shall be limited to the following: (i) as PRESSTEK may elect, with respect to hardware components of the Products, within fifteen business days of XEROX' notice of the defect or nonconformity and at PRESSTEK's sole expense, either (a) to repair or make nonconforming parts or Products conforming; or (b) to replace nonconforming parts or Products with conforming parts or Products; and (ii) with respect to the software portion of the Products and at PRESSTEK's sole expense, PRESSTEK shall use best efforts based on the severity of the problem in accordance with industry standards to correct errors or provide workarounds or obtain such services from third party software vendors within the time periods set forth in Exhibit J.

                  f. Warranty Disclaimer. This warranty shall apply only to Presses which have been installed by PRESSTEK or XEROX authorized personnel and shall not apply to Products which have been misused or used in an unauthorized or improper manner without following normal operating procedures. The foregoing warranty shall not apply to adjustment, modifications, replacements or repair, or increases in maintenance service time caused by: electrical work external to the Presses or components, the attachment of accessories or other devices or software not furnished or authorized by PRESSTEK, or the failure to properly maintain the same where the problem arises from XEROX-supplied components or software; accident, transportation, neglect or misuse; alterations, which shall include, but not be limited to, installation or removal features or any other modification, whenever any of the foregoing is

                                      -15-
----------------------------
/*/[CONFIDENTIAL TREATMENT REQUESTED] Indicates material that has been omitted and for which confidential treatment has been requested. All such omitted material has been filed with the Commission pursuant to Rule 24b-2 promulgated under the Securities and Exchange Act of 1934, as amended.

preformed by entities or persons other than PRESSTEK or authorized by PRESSTEK; failure to provide and maintain a suitable installation environment, with all facilities prescribed by the appropriate specifications therefor (including, but not limited to, failure of, or failure to provide, adequate electrical power, air conditioning or humidity control) or from use of supplies or materials not meeting such specifications; the use of the Presses for other than the purposes for which they were designed; service of Presses or components which have been modified, removed, installed or re-installed by someone other than PRESSTEK's support personnel or its authorized representatives (including without limitation XEROX); the Press has not been properly installed, used, and maintained in accordance with the operating instructions and maintenance manuals supplied by PRESSTEK; XEROX' failure to notify PRESSTEK in writing during the warranty period with details on any defect or error in the Product; the Product has been modified, changed, repaired, reconfigured or adapted in any manner whatsoever without the express written consent of PRESSTEK; and evidence of physical abuse or other catastrophic causes external to the Press has occurred resulting in the necessity for repair or replacements, to the extent the foregoing is not caused by PRESSTEK, its representatives, agents and/or independent contractors.

                  g. New Warranties. All Product(s) repaired or replaced by PRESSTEK under this Section shall be subject to XEROX' inspection and acceptance in accordance with the provisions of this Agreement, and if accepted, shall be extended new warranties in accordance herewith.

                  h. Limitation. PRESSTEK MAKES NO REPRESENTATION OR WARRANTY WITH RESPECT TO THE PRODUCTS SUBJECT TO THIS AMENDED AGREEMENT OTHER THAN THOSE SET FORTH IN THIS SECTION. THE WARRANTY STATED HEREIN IS EXPRESSLY IN LIEU OF ALL OTHER WARRANTIES, EXPRESS OR IMPLIED, INCLUDING, BUT NOT LIMITED TO, ANY EXPRESS OR IMPLIED WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE, AND SUCH WARRANTY CONSTITUTES THE ONLY WARRANTY MADE BY PRESSTEK WITH RESPECT TO THIS AMENDED AGREEMENT OR THE PRODUCT TO BE SUPPLIED HEREBY.

         13. EXCLUSIVITY. Provided XEROX meets the threshold purchase volumes of PAX Presses established pursuant to this Section, XEROX shall have an exclusive marketing and sales right in [CONFIDENTIAL TREATMENT REQUESTED]/*/ to purchase and resell the PAX Press and associated Consumables, and PRESSTEK shall not distribute the PAX Press itself or through any third party, including without limitation the third party manufacturer, during the period of such exclusivity. For [CONFIDENTIAL TREATMENT REQUESTED]/*/, XEROX has the option, on a country-by-country basis, to open the country (that is, conduct marketing, sales, and distribution in the particular country), or engage an agent (with Presstek support) and maintain exclusivity for that country. XEROX will provide to PRESSTEK by [CONFIDENTIAL TREATMENT REQUESTED]/*/, a list of [CONFIDENTIAL TREATMENT REQUESTED]/*/ countries [CONFIDENTIAL TREATMENT REQUESTED]/*/


                                      -16-
----------------------------
/*/[CONFIDENTIAL TREATMENT REQUESTED] Indicates material that has been omitted and for which confidential treatment has been requested. All such omitted material has been filed with the Commission pursuant to Rule 24b-2 promulgated under the Securities and Exchange Act of 1934, as amended.

within which it intends to conduct marketing, sales and distribution on an exclusive basis.

         During any period in which Xerox has the exclusive rights set forth above, XEROX shall have semi-exclusive rights for co-marketing, co-selling and co-distributing the PAX press outside of [CONFIDENTIAL TREATMENT REQUESTED]/*/ and [CONFIDENTIAL TREATMENT REQUESTED]/*/.

         If XEROX fails to meet the threshold purchase volumes for new Presses (above the early customer configuration units) established pursuant to this Section (except as a result of PRESSTEK's failure to deliver ordered Presses which comply with the applicable Specifications or to otherwise comply with its obligations hereunder), then PRESSTEK shall have the right to terminate the exclusivity of XEROX' marketing and sales right and to convert it to a worldwide semi-exclusive marketing and sales right upon written notice to XEROX. [CONFIDENTIAL TREATMENT REQUESTED]/*/

                  a. PAX Press Purchase Threshold. In order to obtain the exclusive marketing and sales right with respect to the PAX Press and associated Consumables, XEROX must purchase from PRESSTEK [CONFIDENTIAL TREATMENT REQUESTED]/*/ PAX Presses in the [CONFIDENTIAL TREATMENT REQUESTED]/*/ period commencing on the date of first commercial shipment of Presses (beyond the early customer configuration units). To maintain its exclusive marketing and sales right for subsequent [CONFIDENTIAL TREATMENT REQUESTED]/*/ periods, XEROX shall purchase at least [CONFIDENTIAL TREATMENT REQUESTED]/*/ PAX Presses during each such subsequent [CONFIDENTIAL TREATMENT REQUESTED]/*/ period. The parties shall negotiate in good faith and mutually agree as to what these threshold volumes will be in the fourth quarter of each year. If by the end of the [CONFIDENTIAL TREATMENT REQUESTED]/*/ of any [CONFIDENTIAL TREATMENT REQUESTED]/*/ period, the total number of PAX Presses purchased and forecast for purchase for the remainder of that [CONFIDENTIAL TREATMENT REQUESTED]/*/ period falls below the annual threshold of PAX Presses for exclusivity threshold for any [CONFIDENTIAL TREATMENT REQUESTED]/*/ period, or if XEROX fails to purchase at least [CONFIDENTIAL TREATMENT REQUESTED]/*/ percent of the annual threshold of PAX Presses for any [CONFIDENTIAL TREATMENT REQUESTED]/*/ period for each of [CONFIDENTIAL TREATMENT REQUESTED]/*/, and such failure is not due either to PRESSTEK's breach or a force majeure event, then PRESSTEK may, in its discretion, terminate XEROX' exclusivity for the PAX Press upon written notice to XEROX and render the distribution rights granted herein to the PAX Press to be [CONFIDENTIAL TREATMENT REQUESTED]/*/.

To maintain its [CONFIDENTIAL TREATMENT REQUESTED]/*/ marketing and sales right with respect to the PAX Press and its associated Consumables, XEROX must purchase from PRESSTEK [CONFIDENTIAL TREATMENT REQUESTED]/*/ PAX Presses in the [CONFIDENTIAL TREATMENT REQUESTED]/*/ period commencing on the expiration of exclusivity period. To maintain its [CONFIDENTIAL TREATMENT REQUESTED]/*/ marketing and sales right for subsequent [CONFIDENTIAL TREATMENT REQUESTED]/*/ periods, XEROX purchases of PAX Presses shall be at least [CONFIDENTIAL TREATMENT REQUESTED]/*/ PAX Presses during each such [CONFIDENTIAL TREATMENT REQUESTED]/*/ period. The parties shall negotiate in good faith and mutually agree as to what these threshold volumes will be in the [CONFIDENTIAL TREATMENT REQUESTED]/*/ of each [CONFIDENTIAL TREATMENT REQUESTED]/*/. If by the end of the [CONFIDENTIAL TREATMENT REQUESTED]/*/ of any [CONFIDENTIAL TREATMENT REQUESTED]/*/ period, the total number of PAX Presses purchased and ordered for the remainder of that period falls below the annual threshold for that [CONFIDENTIAL TREATMENT REQUESTED]/*/ period, or if XEROX fails to purchase at least [CONFIDENTIAL TREATMENT REQUESTED]/*/ percent of the annual threshold for that [CONFIDENTIAL TREATMENT REQUESTED]/*/ period for each of [CONFIDENTIAL TREATMENT REQUESTED]/*/, and such failure is not due either to PRESSTEK's breach or a force majeure event, then PRESSTEK may, in its discretion, terminate XEROX' rights of semi-exclusivity upon written notice to XEROX and render the distribution rights granted herein to the PAX Press to be non-exclusive.

                                      -17-
----------------------------
/*/[CONFIDENTIAL TREATMENT REQUESTED] Indicates material that has been omitted and for which confidential treatment has been requested. All such omitted material has been filed with the Commission pursuant to Rule 24b-2 promulgated under the Securities and Exchange Act of 1934, as amended.

                  b. SUN Press Purchase Threshold. As to the SUN Press and associated Consumables, XEROX shall have a [CONFIDENTIAL TREATMENT REQUESTED]/*/ sales and marketing right along with third party manufacturer Ryobi, provided that XEROX' purchases of the SUN Press during the term of this Amended Agreement are at least [CONFIDENTIAL TREATMENT REQUESTED]/*/ SUN Presses for each [CONFIDENTIAL TREATMENT REQUESTED]/*/ period commencing on the date of first commercial shipment of Presses (beyond the early customer configuration units). The parties shall negotiate in good faith and mutually agree as to what these threshold volumes will be in the [CONFIDENTIAL TREATMENT REQUESTED]/*/ of each year. If by the end of the [CONFIDENTIAL TREATMENT REQUESTED]/*/ of any such [CONFIDENTIAL TREATMENT REQUESTED]/*/ period, the total number of SUN Presses purchased and ordered for the remainder of that period falls below the annual threshold for that [CONFIDENTIAL TREATMENT REQUESTED]/*/ period, or if XEROX fails to purchase at least [CONFIDENTIAL TREATMENT REQUESTED]/*/ percent of the annual threshold for that [CONFIDENTIAL TREATMENT REQUESTED]/*/ period for each of [CONFIDENTIAL TREATMENT REQUESTED]/*/, and such failure is not due either to PRESSTEK's breach or a force majeure event, then PRESSTEK may, in its discretion, terminate XEROX' exclusivity upon written notice to XEROX and render the distribution rights granted herein to the SUN PRESS be non-exclusive.

         14.      DOCUMENTATION AND ESCROW.

                  a. Sales & Service Documentation. PRESSTEK shall provide to XEROX, at no cost, all engineering drawings and documentation (by part number) which, in XEROX' reasonable opinion, are necessary or appropriate to fulfill XEROX' service obligations for the Product(s), at such time as XEROX assumes service obligations or no longer contracts with PRESSTEK to provide service of Products. PRESSTEK shall furnish to XEROX, on an ongoing basis during the term hereof, free of charge, Documentation as XEROX may reasonably request in English and other languages to be mutually agreed. In accordance with the foregoing, XEROX may, at its option and expense, include Product descriptions and other information in any XEROX or XEROX Company literature, prepare XEROX and XEROX Company promotional literature relating to Products and distribute the same to its sales force and customers, and include portions of PRESSTEK's copyrighted works in such literature.

                  b. Customer Documentation and Other Information. PRESSTEK will provide at no cost to XEROX one (1) full, complete and accurate set of user or operator manuals for the Products (in the English and other languages mutually agreed) so that XEROX and XEROX Companies can, on a periodic basis and as new changes or additions occur, make copies thereof and distribute the same to its sales force and customers. During the term of this Agreement, XEROX and XEROX Companies may also include Product(s) description and information in any XEROX or XEROX Company literature. The distribution of such literature by XEROX and XEROX Companies will be at their sole expense.

                  c. Escrow. With respect to software components of the Products, the parties shall execute within thirty (30) days of the date of execution hereof an Escrow Agreement in substantially the form of the Escrow Agreement attached hereto as Exhibit I with a third-party escrow agent to permit access to PRESSTEK's software or source code for the Products upon any material failure by PRESSTEK to maintain and/or support the software embedded in the Products.

                                      -18-
----------------------------
/*/[CONFIDENTIAL TREATMENT REQUESTED] Indicates material that has been omitted and for which confidential treatment has been requested. All such omitted material has been filed with the Commission pursuant to Rule 24b-2 promulgated under the Securities and Exchange Act of 1934, as amended.

         15. SOFTWARE/FIRMWARE LICENSE. XEROX and XEROX Companies shall have the worldwide, perpetual, non-transferable, royalty-free right and license to distribute, market, lease and sublicense the Press operating software and firmware encompassed within such Presses for internal use only in connection with such Press, by itself or through XEROX-authorized dealers or distributors, where and when, and under terms and conditions as determined by XEROX and XEROX Companies, in connection with the marketing of the product(s). The license shall be a nonexclusive, perpetual, internal use license to use the object code version of the software or firmware on the Presses, and upon Xerox' election to assume responsibility for servicing Products pursuant to the terms of the Amended Service Agreement, the foregoing license will extend to, and PRESSTEK will provide to Xerox, any and all diagnostic software used to service the Presses. The license granted in this Amended Agreement extends to and includes Updates and Maintenance Modifications. PRESSTEK will provide XEROX written notification of pending new Updates and Maintenance Modifications together with the availability thereof sufficiently in advance of publication in order for XEROX to react in a timely manner. Neither XEROX, its dealers, distributors or the customer may copy, reproduce, sublicense or modify the software or firmware embedded in the Press without PRESSTEK's written consent. Neither XEROX, its dealers, distributors or the customer shall reverse engineer, disassemble, decompile or analyze the source code of the software or firmware. Neither XEROX, its dealers, distributors nor any customer shall remove or alter any copyright or other intellectual property notice placed in the software or firmware.

         16. INSTALLATION, SERVICE SUPPORT AND TRAINING. PRESSTEK agrees to provide customer installation, technical support and training pursuant to the terms of Exhibit J under the prices set forth in Exhibit J-2. Additional service offerings and options will be set forth in future addenda as required.

         17. REFURBISHMENT OF PRESSES. In the event Product(s) are returned to XEROX after Xerox' sale, lease, or license thereof, XEROX has the right, without payment or remuneration of any kind or type to PRESSTEK, to use, [CONFIDENTIAL TREATMENT REQUESTED]/*/, or [CONFIDENTIAL TREATMENT REQUESTED]/*/ and thereafter remarket such Product(s). Such processes may include by way of illustration and not of limitation disassembly of Product(s) to a standard determined by XEROX, the addition of new, used, or reprocessed components cleaning, refinishing, and retrofitting Product(s) with all applicable retrofits. However, XEROX' right to remarket Product(s) is not contingent upon XEROX' [CONFIDENTIAL TREATMENT REQUESTED]/*/ or [CONFIDENTIAL TREATMENT REQUESTED]/*/ of the Product(s) and such [CONFIDENTIAL TREATMENT REQUESTED]/*/ or [CONFIDENTIAL TREATMENT REQUESTED]/*/ by XEROX shall be deemed a repair of the Product(s). Such [CONFIDENTIAL TREATMENT REQUESTED]/*/ or [CONFIDENTIAL TREATMENT REQUESTED]/*/ and thereafter remarketing of Product(s) by XEROX shall not be deemed nor constitute a violation by XEROX of any of PRESSTEK's rights, including but not limited to PRESSTEK's patents rights respecting the Product(s). PRESSTEK shall have no warranty obligations as to any unit of Product(s) [CONFIDENTIAL TREATMENT REQUESTED]/*/ by XEROX. Included in such rights is the right to re-license the software component without payment of any additional fees or royalties to PRESSTEK. PRESSTEK will provide Press [CONFIDENTIAL TREATMENT REQUESTED]/*/ services to XEROX on a time and materials basis, based on PRESSTEK's prevailing rates. Upon written request by XEROX to PRESSTEK for [CONFIDENTIAL TREATMENT REQUESTED]/*/ services, PRESSTEK will provide XEROX a written cost estimate for work required for the final state of

                                      -19-
----------------------------
/*/[CONFIDENTIAL TREATMENT REQUESTED] Indicates material that has been omitted and for which confidential treatment has been requested. All such omitted material has been filed with the Commission pursuant to Rule 24b-2 promulgated under the Securities and Exchange Act of 1934, as amended.

the [CONFIDENTIAL TREATMENT REQUESTED]/*/ required, including location of work to be conducted, within [CONFIDENTIAL TREATMENT REQUESTED]/*/ of receipt of such request. Work will commence on PRESSTEK's receipt of a XEROX purchase order. PRESSTEK will use commercially reasonable efforts to minimize costs and time of such services. All costs including transport shall be borne by XEROX. Payment shall be received by PRESSTEK within [CONFIDENTIAL TREATMENT REQUESTED]/*/ from delivery of a correct invoice.

         18. [CONFIDENTIAL TREATMENT REQUESTED]/*/ COOPERATION. PRESSTEK will use commercially reasonable efforts to cooperate with XEROX to support the development of an appropriate [CONFIDENTIAL TREATMENT REQUESTED]/*/ interface for PRESSTEK Presses and will work with XEROX personnel to this end. The parties will agree in writing on a development schedule, budget, milestones and deliverables, and proprietary rights with respect to any such development, with mutually agreeable allocation of costs and expenses, before undertaking any development work or commitment of resources.

         19. TECHNOLOGY IMPROVEMENTS. PRESSTEK will use reasonable commercial efforts to provide engineering changes and/or improvements in the Presses upon request by XEROX. Mutually agreed upon reliability engineering changes which are necessitated by unreasonable failures of Press components will be performed by PRESSTEK at PRESSTEK's expense. All other engineering change requests or improvements will be done on a cost-plus-fee basis to be mutually agreed upon between the parties. All improvements, modifications, enhancements, new features or functionality added to the subject Presses shall be subject to the parties' written agreement.

         20. COMMERCIAL COOPERATION. The parties will negotiate a mutually agreeable business process for administering and implementing this Agreement.

         21.      INDEMNITY.

                  a. By PRESSTEK. PRESSTEK agrees, at its expense, to defend, indemnify and hold XEROX, XEROX Companies, and their respective authorized resellers, customers and officers, directors, employees and representatives ("Indemnities") harmless from any suit claim, demand, cause of action or proceeding asserted by a third party against any of the indemnities alleging (i) that any Product(s) violates any applicable safety or regulatory standard or has caused personal injury (including death) or damage to property or (ii) the infringement or misappropriation of such third party's intellectual property rights (a "Claim"), provided that PRESSTEK is notified of the Claim by XEROX within a reasonable time after XEROX learns of it, is given all reasonable assistance by XEROX necessary for PRESSTEK to perform its obligations in respect of the Claim and is given the sole right to control the defense and settlement of the Claim.

                  b. Injunction; Disclaimer. Should the Products become, or in PRESSTEK's opinion, be likely to become, the subject of a claim for infringement under this section, PRESSTEK may (i) at its own expense and option, either procure for XEROX the right to continue using such Subject Presses or replace the same with non-infringing components having substantially equivalent features and functionality, or modify the system so that it becomes non-infringing with substantially equivalent features and functionality, or (ii) at XEROX' option,

                                      -20-
----------------------------
/*/[CONFIDENTIAL TREATMENT REQUESTED] Indicates material that has been omitted and for which confidential treatment has been requested. All such omitted material has been filed with the Commission pursuant to Rule 24b-2 promulgated under the Securities and Exchange Act of 1934, as amended.

remove and return the Subject Press and refund to XEROX a portion of the payments received by PRESSTEK on the then aggregate depreciated value of the Subject Press purchased under this Amended Agreement (after deducting the time for XEROX' customers' use and operation of the Subject Press prior to the time of any final determination of infringement against PRESSTEK). PRESSTEK shall not be obligated to defend or be liable for costs and/or damages under this section if the alleged infringement arises out of a combination with or an addition to PRESSTEK's software or equipment of equipment, devices or software not supplied by PRESSTEK or with PRESSTEK's knowledge and consent, or from a modification, service or support of the equipment or software after delivery by any person other than PRESSTEK and/or its representatives, agents and independent contractors. XEROX shall have the option to procure continued use at its own expense.

                  c. By XEROX. XEROX shall indemnify and hold PRESSTEK and its officers, directors, employees and representatives harmless from all claims, losses, and damages which may arise from XEROX' installation or support of the Products, including claims of customers based on misrepresentations made by XEROX, inadequate installation, support or assistance by XEROX. XEROX shall, at its expense, indemnify, hold harmless and, at the PRESSTEK's request, defend PRESSTEK and its manufacturers, from and against any and all loss, cost, liability or expense (including costs and reasonable fees of attorneys and other professionals) arising out of or in connection with XEROX' performance under this Amended Agreement to the extent caused by any negligent act or omission or willful misconduct of XEROX or XEROX' employees or independent contractors.

         22. LIMITATION OF LIABILITY. EXCEPT FOR THE PARTIES' OBLIGATIONS OF INDEMNITY AS EXPRESSLY PROVIDED IN SECTION 21 OF THIS AGREEMENT, WHICH SHALL BE GOVERNED BY THEIR TERMS, IN NO EVENT SHALL EITHER PARTY BE LIABLE TO THE OTHER OR ANY OTHER PERSON FOR ANY SPECIAL, PUNITIVE, INCIDENTAL, CONSEQUENTIAL, OR OTHER INDIRECT DAMAGES OF ANY KIND, INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS OR DAMAGES TO ANY PARTY'S BUSINESS REPUTATION OR GOODWILL, HOWEVER CAUSED AND ON ANY THEORY OF LIABILITY, WHETHER IN AN ACTION FOR CONTRACT, STRICT LIABILITY OR TORT (INCLUDING NEGLIGENCE) OR ANY OTHER LEGAL OR EQUITABLE GROUNDS, WHETHER OR NOT THE FIRST PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGE AND NOTWITHSTANDING THE FAILURE OF ESSENTIAL PURPOSE OF ANY REMEDY, AND IN NO EVENT SHALL THE AGGREGATE LIABILITY OF EITHER PARTY FOR ALL CLAIMS OF ANY KIND ARISING IN CONNECTION WITH THIS AGREEMENT, THE PRODUCTS, OR ANY OTHER MATERIALS OR SERVICES FURNISHED HEREUNDER EXCEED THE GREATER OF US $[CONFIDENTIAL TREATMENT REQUESTED]/*/ OR THE PURCHASE PRICE OF PRODUCTS (INCLUDING THE TECHNOLOGY DISTRIBUTION FEE) OUT OF WHICH SUCH CLAIM ARISES.
SECTION 21, INDEMNITY, STATES THE EXCLUSIVE LIABILITY AND OBLIGATION OF PRESSTEK, AND THE EXCLUSIVE REMEDY OF XEROX, WITH RESPECT TO ANY CLAIM, SUIT OR PROCEEDING INVOLVING ACTUAL OR ALLEGED INFRINGEMENT OF ANY INTELLECTUAL PROPERTY OF ANY THIRD PARTY IN CONNECTION WITH THE

                                      -21-
----------------------------
/*/[CONFIDENTIAL TREATMENT REQUESTED] Indicates material that has been omitted and for which confidential treatment has been requested. All such omitted material has been filed with the Commission pursuant to Rule 24b-2 promulgated under the Securities and Exchange Act of 1934, as amended.

SALE AND DISTRIBUTION OF THE PRODUCTS.

         23.      TERM AND TERMINATION.

                  a. Term. The term of this Amended Agreement shall commence upon the Effective Date and continue in full force and effect until [CONFIDENTIAL TREATMENT REQUESTED]/*/. The parties agree that not less than 180 days prior to the expiration of any term or renewal term, either party may notify the other party in writing of nonrenewal or, in the absence of such notification, the parties agree to negotiate in good faith any modifications and/or other terms and conditions for such renewal. The provisions of this Section shall not apply to the sale of Spares, which shall be governed solely by the provisions of Exhibit J.

                  b. Termination for Cause. In addition to XEROX' rights under
Section 11(e), either party may terminate this Amended Agreement, or any Purchase Order issued under this Amended Agreement effective immediately upon written notice of termination to the other party in any of the following events:

                           (i) If the other party materially breaches this Amended Agreement and such breach, if curable, is not cured within sixty (60) days after written notice of breach by the terminating party;

                           (ii) If the other party's performance is delayed for more than ninety (90) days for any reason, including Force Majeure delays; or

                           (iii) If a petition for relief under applicable bankruptcy regulations is filed by or against the other party, or the other party makes an assignment for the benefit of creditors, or a receiver is appointed to manage its assets, and such petition, assignment is not dismissed, vacated or terminated within ninety (90) days. To the extent applicable law prevents the non-terminating party from terminating this Amended Agreement as described above, then the parties shall have only those rights and remedies permitted by applicable law, including the United States Bankruptcy Act, including but not limited to 11 U.S.C. Section 365. Any such termination shall be automatically effective at the end of any applicable notice period if any.

                  c. Continuity of Supply. If XEROX is committed to supply Product(s) to its customers beyond such termination or expiration date, PRESSTEK and XEROX agree to negotiate in good faith, and in a timely manner, terms and conditions to allow XEROX to fulfill such commitments. In the absence of agreement as to such terms and conditions, the parties agree to submit such dispute to arbitration as set forth in Section 33 hereof, and PRESSTEK shall continue to deliver Products to XEROX during the pendency of such arbitration at price levels which were in effect immediately prior to such termination or expiration. The arbitration can result in a retroactive change of the aforesaid price levels.

                  d. Liability Limitation. Except as otherwise set forth in this Amended Agreement or with respect to obligations which survive its termination or expiration (as

                                      -22-
----------------------------
/*/[CONFIDENTIAL TREATMENT REQUESTED] Indicates material that has been omitted and for which confidential treatment has been requested. All such omitted material has been filed with the Commission pursuant to Rule 24b-2 promulgated under the Securities and Exchange Act of 1934, as amended.

applicable), XEROX' sole liability to PRESSTEK shall be for the payment of any balance due and owing for conforming Products delivered prior to the effective date of termination or expiration or within the firm forecast period, and XEROX shall have no further liability whatsoever hereunder, including without limitation or inventory, raw materials, work in process, components, or any other expenses or damages. In the event of any breach the nonbreaching party reserves all rights to pursue any and all legal remedies available for such breach subject to the terms hereof.

                  e. Continuity of Service. XEROX shall retain all rights and documentation necessary to continue servicing Product(s) sold and/or licensed hereunder prior to any breach and the right to dispose of its inventory of Product(s), subject to all payment obligations to PRESSTEK.

                  f. Survival. Any termination of this Amended Agreement shall not serve to eliminate any liability arising out of conduct prior to the actual date of termination, including any uncontested accrued payment obligation, and either party may, following such termination, pursue such remedies as may be available with respect to such liabilities. Any and all such payments accrued hereunder as of the date of termination shall remain due and payable in accordance with the terms hereof. Termination of this Amended Agreement shall immediately terminate all licenses hereunder to the software or firmware within the Presses, except for licenses to the software or firmware for Presses which have been previously paid for by XEROX or Presses previously sold to customers.

         24. Compliance with Laws. PRESSTEK and its manufacturers shall comply in all material respects with (a) any applicable governmental laws and regulations (including without limitation the Federal Trade Commission's Enforcement Policy Statement on U.S. Origin Claims (62 F.R. 63756 [December 2, 1997]); (b) applicable governmental environmental and safety regulations and standards (without self-certification in European Union countries, where independent third party certification shall be obtained); and (c) those XEROX requirements which are set forth in the Specifications applicable to this Amended Agreement and which are in effect at the time of shipment of all Product(s) hereunder where such approval applies to PRESSTEK and its manufacturers. From time to time it may be necessary for the parties to review the Amended Agreement and update the information for current requirements. PRESSTEK shall obtain, at no cost to XEROX, full Regulatory Agency approvals as required for Product(s) in accordance with the schedules shown in the Specification where such approval applies to PRESSTEK/its manufacturers. PRESSTEK shall obtain, at no cost to XEROX, any required Regulatory Agency reapprovals for any Product(s) which are modified in any authorized manner hereunder.

         25. RELATIONSHIP OF THE PARTIES. Nothing contained in this Amended Agreement shall be deemed to (a) make either party or any employee of such party the agent, employee, joint venturer or partner of the other party; pr (b) provide either party or any employee of such party with the power or authority to act on behalf of the other party or to bind the other party to any contract, agreement or arrangement with any other person. During the term of this

Agreement, if the term "partnership", "partner" or "development partner" or the like is used to describe the parties' relationship, XEROX and PRESSTEK agree to make it clear to third parties that these terms refer only to the spirit of cooperation between them and neither describe, nor expressly or implicitly create, the legal status of partners or joint venturers. All personnel employed or otherwise engaged by either party shall be the agents, servants, and employees of such party only, and the other party shall incur no obligations or liabilities, express or implied, by reason of the conduct of such personnel.

         26. WAIVER. Waiver by either party hereto of any breach or default by the other party if any of the terms and conditions of this Amended Agreement shall not operate as a waiver of any other breach or default, whether similar to or different from the breach or default waived.

         27. COSTS AND EXPENSES. Except as otherwise provided in this Agreement, each party hereto shall be responsible for its own expenses incurred in connection with the performance of its obligations under such agreements.

         28. ENTIRE AGREEMENT. This Agreement, together with all Exhibits, represents the entire understanding and agreement between the parties hereto with regard to the Products and supersedes all prior negotiations, representations, and agreements made by and between the parties. No alteration, amendment or modification of any of the terms or provisions of this Amended Agreement shall be valid unless made pursuant to an instrument in writing signed by each of the parties hereto; provided however, that the waiver by either party hereto of compliance by the other party with any provision hereof or of any breach or default of such other party need by signed only by the party waiving such provision, breach or default.

         29. GOVERNING LAW. This Amended Agreement and the Confidentiality Amended Agreement shall be governed by and interpreted in accordance with the laws of the State of New York without regard to its conflict of laws principles. Any action to enforce the terms of this Amended Agreement shall take place in the courts located in the State of New York and the parties consent to the venue and jurisdiction of such courts. The parties specifically agree that the 1980 United Nations Convention on Contracts for the International Sale of Goods, as such may be amended from time to time, shall not apply to this Agreement. The definitions set forth in the Incoterms of the International Chamber of Commerce, 2000 edition, shall be controlling.

         30. NON-ASSIGNMENT. A party to this Amended Agreement may not assign its rights and obligations under this Amended Agreement without the consent of the other party; provided, however, that each party may assign this Amended Agreement in connection with (a) the sale of all or substantially all of the capital stock or assets of such party, or (b) the acquisition by a third party of a party to this Amended Agreement by merger, consolidation, reorganization or other business combination whereby more than fifty (50) percent of the voting securities of a party to this Amended Agreement are sold or transferred to a third party (a "Business Combination"). Notwithstanding the foregoing, in the event of a [CONFIDENTIAL TREATMENT REQUESTED]/*/, XEROX shall have the right to [CONFIDENTIAL TREATMENT REQUESTED]/*/

----------------------------
/*/[CONFIDENTIAL TREATMENT REQUESTED] Indicates material that has been omitted and for which confidential treatment has been requested. All such omitted material has been filed with the Commission pursuant to Rule 24b-2 promulgated under the Securities and Exchange Act of 1934, as amended.

and as further provided in Section 23(d). Both parties agree, however, that PRESSTEK may delegate a portion of its obligations pursuant to this Amended Agreement to its subcontractors and manufacturers, provided that PRESSTEX contractually obligates and guarantees the performance of the foregoing and indemnifies XEROX against any and all claims, losses, demands, causes of action or other liability which may arise in connection with such delegation, subject to the terms of this Agreement, including sections relating to warranty, indemnity and limitation of liability.

         31. NOTICES. All notices provided for in this Amended Agreement shall be effective when they are served either by personal delivery, or sent by letter by overnight courier service with acknowledgment of receipt required, or sent by facsimile to the receiving party at the following address:

                  If to PRESSTEK:
                  ---------------

                           Messrs. Richard A. Williams and Robert W. Hallman PRESSTEK, Inc.
                           55 Executive Drive
                           Hudson, New Hampshire 03051

                           Fax: (603) 886-6743
                           With a copy to:Daniel Ebenstein, Esq.
                           Amster, Rothstein & Ebenstein
                           90 Park Avenue
                           New York, NY 10016
                           Fax: (212) 286-0854

                  If to XEROX:
                  ------------

                           Gerhard Moll
                           Mailstop 129-
                           800 Phillips Road
                           Webster NY 14580

                           With a copy to:

                           Sarah Beisheim, Esq.
                           XEROX Square MS 21-D
                           100 S. Clinton Ave.
                           Rochester NY 14644

or such other addresses either party shall hereinafter designate in writing to the other party.

         32. INVALIDITY OF PROVISIONS. If any of the provisions of this Amended Agreement shall contravene the laws of any country, it is agreed that such invalidity or illegality shall not invalidate the whole agreement, but such agreement shall be construed as if it did not contain the provisions claimed or held to be invalid or illegal in the particular jurisdiction concerned, insofar as such construction does not materially affect the substance of such agreement, and the rights and obligations of the parties hereto shall be construed and enforced accordingly. In the event, however, that such claimed invalidity or illegality shall substantially alter the relationship between the parties hereto materially affecting adversely the interest of either party in such jurisdiction, then the parties hereto shall negotiate an alternative provision not conflicting with such laws so as to maintain, to the degree reasonably possible, the business and economic benefits and liabilities of such agreement as initially established. If such invalidity or illegibility is such that it is not possible to reasonably restore the business and economic benefits and liabilities of the parties, then the party whose interests are adversely affected shall have the right to terminate that portion of this Amended Agreement as is materially impacted by such invalidity or illegibility.

         33. ARBITRATION. In the event of any dispute, controversy or claim arising out of, in connection with, or in relation to this Amended Agreement or breach thereof, the parties shall attempt to resolve such matter by means of mediation between and among the senior executives of PRESSTEK and XEROX. In the event such mediation is unsuccessful after 60 days, then any such dispute, controversy or claim arising out of, in connection with, or in relation to this Amended Agreement or breach thereof (except for claims for which equitable relief is sought or claims related to infringement) shall be settled by arbitration in accordance with the rules of the American Arbitration Association then in force. The parties agree to (i) appoint an arbitrator who is knowledgeable in and familiar with the printing and imaging industry, and instruct the arbitrator to follow substantive rules of law; (ii) require the testimony to be transcribed; and (iii) require the award to be accompanied by findings of fact and a statement of reasons for the decision. The arbitrator shall have the authority to permit discovery, to the extent deemed appropriate by the arbitrator, upon request of a party. The arbitrator shall have no power or authority to add to or detract from the written agreement of the parties. All costs and expenses, including attorneys' and the arbitrator's fees, of all parties incurred in any dispute which is determined and/or settled by arbitration pursuant to this section shall be borne equally by the parties.. Except where clearly prevented by the area of dispute, both parties agree to continue performing their respective obligations under this Amended Agreement while the dispute is being resolved. Any award shall be final, binding and conclusive upon the parties and a judgment rendered thereon may be entered in any court having jurisdiction thereof. This Section shall not limit the right of any party to sue for injunctive relief, for a breach of the confidential obligations under the Confidentiality Agreement, for indemnified matter or a violation of the license rights granted herein. Arbitration shall be held in New York, New York.

         34. Export Control. PRESSTEK and XEROX shall comply in all material respects with all applicable laws and regulations respecting the export, directly or indirectly, of any technical data acquired from the other under this Amended Agreement or any Product(s) utilizing any such data to any country the laws or regulations of which at the time of export, require an export license or other government approval, including but not limited to first obtaining such license or approval.

         35. Nonpublicity. Neither party shall (a) make any news release, public announcement, denial or confirmation of this Amended Agreement or its subject matter, or (b) advertise or publish any facts relating to this Agreement, without the prior written consent of the other party with respect to the content of any of the foregoing, subject to applicable rules, policies, practices and procedures of the Securities and Exchange Commission, National Association of Securities Dealers, Inc., other authority or exchange applicable to either party, or advice of counsel.

         36. FORCE MAJEURE. Neither party shall be liable or deemed to be in default for any delay or failure in performance under this Amended Agreement or interruption of services resulting directly or indirectly from acts of God, allocation of parts and components due to civil or military authority, war, riots, civil disturbances, accidents, fire, earthquakes, floods, strikes, lock-outs, labor disturbances, foreign or governmental order, or any other cause beyond the reasonable control of such party. The foregoing shall not apply to any payment obligation of a party.

         37.      TAXES.

                  a. Prices do not include Taxes.

                  b. For purposes of this section, "Taxes" shall mean any and all taxes, duties, and similar charges imposed or collected by any governmental entity worldwide or any political subdivision thereof and however designated or levied and shall include any interest, penalties, or additions to tax (except as may otherwise be specifically provided herein). "Taxes" as defined herein shall, however, expressly exclude taxes imposed upon the net income of PRESSTEK (or similar taxes imposed in lieu of such net income taxes, including income withholding taxes that are required to be collected by XEROX on amounts due to PRESSTEK).

                  c. If PRESSTEK is required to pay any sales, value added, use, excise, import-related or other Taxes (whether federal, state, local, or foreign) imposed with respect to the transactions contemplated by this Amended Agreement or any license granted hereunder, such Taxes shall be paid by XEROX
(1) through remittance to PRESSTEK which shall remit such Taxes to the appropriate taxing authority, or (2) to the applicable taxing authority, the manner and timing of such payment to depend on the context as appropriate. In lieu of such Tax payment, and where applicable, XEROX may provide PRESSTEK with a Tax exemption certificate and any other appropriate documentation acceptable to the appropriate taxing authority as provided in subsection (f) below or as mutually agreed between the parties.

                  d. Any invoice on which Taxes are added to the price by PRESSTEK shall separately state any and all such Taxes. Such original invoice shall be supported by appropriate detail and summary billing information provided to XEROX in a timely manner, and both the invoice and the supporting documentation shall be in the form required by the appropriate governmental agency or as otherwise mutually agreed.

                  e. PRESSTEK shall indemnify XEROX for: (i) Taxes paid by XEROX to PRESSTEK imposed as a result of PRESSTEK's failure to remit such Taxes paid by XEROX to PRESSTEK to the appropriate taxing jurisdiction in a timely fashion after their receipt; (ii) any Taxes in excess of the amount of Tax which would have been charged if the original invoice had been correct (less the interest benefit realized by XEROX due to the time value of money relating to the delay in payment of such Tax) relating solely to PRESSTEK's failure attributable to its actions or inaction (except as commercially reasonable) to invoice XEROX for the correct amount of Taxes at the time of the original invoice; and (iii) any Tax arising from PRESSTEK'S purchase of Products that are acquired by PRESSTEK to be resold to XEROX under this Agreement.

                  f. PRESSTEK and XEROX agree to cooperate to minimize and properly calculate any applicable Taxes for which either party is responsible under this Agreement, and, in connection therewith, XEROX shall provide PRESSTEK any resale certificates, information regarding out-of-state use of materials, services or sales or other exemption or tax reduction certificates or other certificate or document of exemption or information that may be required in order to exempt XEROX'S payment for goods and/or services from any such Taxes, and PRESSTEK shall cooperate to the extent commercially reasonable in accepting and supporting any claims (which XEROX in good faith deems to be valid) of resale, direct pay, identifiable segment, bulk sale, occasional sale, casual sale or other exemption. If XEROX provides certification of an exemption from any Tax or of a reduced rate of Tax imposed by an applicable taxing authority, under such taxing authority's rules, then PRESSTEK shall not (unless otherwise required by law) invoice for or pay over any such Tax unless and until the applicable taxing authority assesses such Tax, at which time PRESSTEK shall invoice and XEROX shall pay any such Tax that XEROX erroneously claimed exemption of or a reduced rate.

                  g. Subject to the provisions in the last sentence of subsection (j) hereof, XEROX shall be entitled to, and PRESSTEK shall promptly repay to XEROX if received by PRESSTEK, any refunds, rebates or credits of Taxes paid by XEROX pursuant to this Agreement, together with interest thereon as paid by the applicable taxing authority.

                  h. If PRESSTEK receives any assessment or other notice (collectively "Assessment") from any taxing authority providing that Taxes are due from PRESSTEK which are subject to payment by or indemnification from XEROX pursuant to this Agreement, PRESSTEK shall, within thirty (30) days of receipt of the Assessment, give XEROX written notice of the Assessment and XEROX shall pay to PRESSTEK or directly to the taxing authority the amount of Taxes set forth as due in the Assessment within thirty (30) days of receipt of such notice or such shorter period as is reasonable to protect the right of protest or appeal or other material rights; exclusive, however, of any amounts for which PRESSTEK has indemnified XEROX in accordance with this Agreement. Notwithstanding the above, if XEROX, in its sole discretion, determines that it will contest an Assessment of indemnifiable Taxes rather than make a payment to PRESSTEK or the applicable governmental taxing authority, then XEROX shall control any such contest and PRESSTEK shall, to the extent commercially reasonable under the circumstances, cooperate with XEROX in such contest and provide such support, information, documents and other items that may be reasonably beneficial to XEROX in its contest of any such Assessment. In any case where XEROX determines to contest an Assessment, XEROX will fully indemnify PRESSTEK for Taxes and other reasonable defense costs related thereto incurred by PRESSTEK as a result of the contest. If any such contest or resolution thereof could reasonably be expected to have a material effect on PRESSTEK, PRESSTEK shall have reasonable rights to participate in such contest or resolution and to approve any settlement or other resolution, which approval shall not be unreasonably withheld. If PRESSTEK determines that it would prefer that XEROX not contest an Assessment, PRESSTEK may notify XEROX at any time not to pursue such contest, provided that PRESSTEK fully satisfies any such Assessment. In such a case, XEROX will have no obligation to indemnify PRESSTEK for any amounts paid or payable by PRESSTEK with respect to such Assessment.

                  i. In accordance with the definition of Taxes set out in subsection (b) hereof, to the extent royalties are payable to PRESSTEK and any amounts paid to PRESSTEK (or to XEROX on PRESSTEK's behalf) in respect of such royalties are subject to income withholding taxes, such withholding taxes shall be considered to be based upon PRESSTEK's net income. Accordingly, payments to PRESSTEK in respect of such royalties shall be made net of such withholding taxes, and XEROX shall have no obligation to indemnify PRESSTEK for any such withholding taxes. XEROX shall promptly furnish to PRESSTEK receipts evidencing the payment of any such withholding taxes. If PRESSTEK provides certification of an exemption from any tax or of a reduced rate of tax imposed by an applicable taxing authority, under the rules of such taxing authority, then XEROX shall not (unless otherwise required by law) invoice for or pay over any such tax unless and until the applicable taxing authority assesses such tax, at which time XEROX shall invoice and PRESSTEK shall pay any such tax (plus any applicable interest, penalties, or additions to tax) that PRESSTEK erroneously claimed exemption of or a reduced rate.

                  j. XEROX shall indemnify PRESSTEK for any Taxes for which XEROX bears responsibility under this Agreement, to the extent if any, that the sum of payments and or reimbursements for Taxes made by XEROX either to PRESSTEK or directly to taxing authorities does not fully equal the amount of Taxes that PRESSTEK is required to pay as provided in this section 37. To the extent that any Taxes payable by PRESSTEK that have been or would be subject to payment, reimbursement, or indemnification by or from XEROX under this Amended Agreement are eligible for a tax credit or rebate to PRESSTEK, PRESSTEK will either pay over such credit or rebate to XEROX (if XEROX has already paid such amount to PRESSTEK) or will not pursue reimbursement or indemnification from XEROX, as the case may be, provided that claiming such rebate or credit and passing the benefit thereof to XEROX will not have any material adverse tax or other effect (relative to the amount of the credit or rebate) upon PRESSTEK and that XEROX pays the reasonable expenses to obtain such credit or refund.

         38. COUNTERPARTS. This Amended Agreement may be signed in counterparts and each counterpart shall be considered an original document.

         39. EXHIBITS. The following Exhibits are attached and incorporated by reference in this Agreement:

         EXHIBIT A:     Confidential Disclosure Agreement dated July 22, 1998

         EXHIBIT B:     Specifications for PAX Press dated March 21, 2001

         EXHIBIT B(1):  QCD's for PAX Press dated May 9, 2001

         EXHIBIT C:     Specifications for SUN Press dated March 21, 2001

         EXHIBIT C(1):  QCD's for SUN Press dated May 9, 2001

         EXHIBIT D:     Specifications for Consumables dated March 2, 2001

         EXHIBIT E:     Consumables EH&S Compliance and Packaging Specifications
                        dated June 1, 2001

         EXHIBIT F:     Manufacturer Logo Specification

         EXHIBIT G:     Product Pricing dated February 16, 2001

         EXHIBIT H:     Quality Assurance Procedure and Acceptance Inspection
                        Criteria - To be provided by Presstek within 30 days of amended contract execution

         EXHIBIT I:     Escrow Agreement

         EXHIBIT J:     Amended Service Agreement

         IN WITNESS WHEREOF, the parties hereto have caused this Amended Master Supply and Distribution Agreement to be executed, in duplicate, by their duly authorized officers or representatives.

PRESSTEK, INC.                              XEROX CORPORATION

By: /s/ Robert W. Hallman                    By: /s/ Gerhard Moll
    -----------------------------               -----------------------------

      Robert W. Hallman                           Gerhard Moll
      ---------------------------                 ---------------------------

Title:  CEO                                 Title: Sr. VP Gm Color Solutions
      ---------------------------                 ---------------------------

Date:                                       Date:  May 30, 2001
     ----------------------------                ----------------------------

                                AMENDED MASTER SUPPLY AND DISTRIBUTION AGREEMENT
                                    between PRESSTEK, Inc. and XEROX Corporation


















                                   EXHIBIT A
                                   ---------

                              TWO WAY CONFIDENTIAL
                              --------------------
                              DISCLOSURE AGREEMENT
                              --------------------

     XEROX CORPORATION ("Xerox") of Stamford Connecticut, and PRESSTEK ("Contractor") as parties hereto hereby agree as follows:

     1. To further the business relationship between the parties, it is necessary and desirable that the parties hereto disclose to each other confidential information (hereinafter referred to as "Information") consisting of technical or business information related to digital color printing, including any or all of the following related thereto: current, future, or proposed products of Disclosing Party; business forecasts and procurement requirements of Disclosing Party; plans or technology of Disclosing Party.

     2. Receiving Party shall not communicate Disclosing Party's Information to any third party and shall use its best efforts to prevent inadvertent disclosure of Disclosing Party's Information to any third party.

     3. Receiving Party shall neither use Disclosing Party's Information nor circulate it within its own organization except to the extent necessary for

          (a) negotiations, discussions and consultations with personnel or authorized representatives of Disclosing Party;

          (b) supplying Disclosing Party with goods or services at its order;

          (c) preparing bids, estimates and proposals for submission to Disclosing Party; and

          (d) any purpose Disclosing Party may hereafter authorize in writing.

     4. The obligations of Paragraphs 2 and 3 hereof shall terminate with respect to any particular portion of the Disclosing Party's Information (i) when the Receiving Party can document that

          (a) it was in the public domain at the time of Disclosing Party's communication thereof to Receiving Party,

          (b) it entered the public domain through no fault of Receiving Party subsequent to the time of Disclosing Party's communication thereof to Receiving Party,

          (c) it was in Receiving Party's possession free of any obligation of confidence at the time of Disclosing Party's communication thereof to Receiving Party,

          (d) it was rightfully communicated to Receiving Party free of any obligation of confidence subsequent to the time of Disclosing Party's communication thereof to Receiving Party, or

          (e) it was developed by employees or agents of Receiving Party independently of and without reference to any Disclosing Party Information or other information that Disclosing Party has disclosed in confidence to any third party or

(ii) when it is communicated by Disclosing Party to a third party free of any obligation of confidence; or, (iii) in any event, [CONFIDENTIAL TREATMENT REQUESTED]/*/ years after Xerox' communication thereof to Contractor and [CONFIDENTIAL TREATMENT REQUESTED]/*/ years after Contractor's communication thereto to Xerox.

     5. All materials including, without limitation, documents, drawings, models, apparatus, sketches, designs, and lists furnished to Receiving Party by Disclosing Party and which are designated in writing to be the property of Disclosing Party shall remain the property of Disclosing Party and shall be returned to Disclosing Party promptly at its request with all copies made thereof.

     6. Communications from Disclosing Party to personnel and authorized representatives of Receiving Party shall not be in violation of the proprietary rights of any third party.

----------------------------
/*/[CONFIDENTIAL TREATMENT REQUESTED] Indicates material that has been omitted and for which confidential treatment has been requested. All such omitted material has been filed with the Commission pursuant to Rule 24b-2 promulgated under the Securities and Exchange Act of 1934, as amended.

     7. This Agreement shall govern all communications between Disclosing Party and Receiving Party that are made by the parties hereto during the period from July 22, 1998 to the date on which either party receives from the other written notice that subsequent communications shall not be so governed.

     8. Receiving Party shall not export, directly or indirectly, any technical data acquired from Disclosing Party under this Agreement or any products utilizing and such data to any country for which the U.S. Government or any agency thereof at the time of export requires an export license or other Government approval without first obtaining such license or approval.

     9. This Agreement shall be construed in accordance with the laws of New York State.





Xerox Corporation                            Contractor

By: /s/ Joe McGrath                          By: /s/ R E Verrando
    ----------------------------                 ----------------------------
    Joe McGrath                                  R E Verrando
    ----------------------------                 ----------------------------

Title: VP and GM Production Color            Title: President & COO
       --------------------------                   -------------------------
Date: 7-21-98                                Date: 7-22-98
      ---------------------------                  --------------------------

                                AMENDED MASTER SUPPLY AND DISTRIBUTION AGREEMENT
                                    BETWEEN PRESSTEK, INC. AND XEROX CORPORATION




















                                    EXHIBIT B
                                    ---------

                                AMENDED MASTER SUPPLY AND DISTRIBUTION AGREEMENT
                                    BETWEEN PRESSTEK, INC. AND XEROX CORPORATION

                                    EXHIBIT B
                                    ---------

                          PAX DI DIGITAL PRINTING PRESS
                                 SPECIFICATIONS

===================================      =======================================
PRODUCT NAME                             PAX DI
===================================      =======================================
Color configurations                     4 or 5 color
-----------------------------------      ---------------------------------------
Largest sheet size                       381 x 520  15 x 20.5
-----------------------------------      ---------------------------------------
Smallest sheet size                      110 x 148 straight
                                         230 x 148 perfecting
-----------------------------------      ---------------------------------------
Maximum image area                       370 x 505
-----------------------------------      ---------------------------------------
Method of laying down image              Landscape
-----------------------------------      ---------------------------------------
[CONFIDENTIAL TREATMENT REQUESTED]/*/    [CONFIDENTIAL TREATMENT REQUESTED]/*/
-----------------------------------      ---------------------------------------
Stock Thickness                          .04 - .4 mm
                                         30-350 g/m
-----------------------------------      ---------------------------------------
Printing method                          Waterless
-----------------------------------      ---------------------------------------
Plate vendor/name                        PEARLdry Plus
-----------------------------------      ---------------------------------------
Plate material                           Polyester [CONFIDENTIAL TREATMENT REQUESTED]/*/
-----------------------------------      ---------------------------------------
Plate maximum size                       520 mm wide roll (520 x 400)
-----------------------------------      ---------------------------------------
Plate thickness                          .18 mm, .007 mil.
-----------------------------------      ---------------------------------------
Run length of plate material             20,000
-----------------------------------      ---------------------------------------
Speed (impressions per hour)             12,000 iph
-----------------------------------      ---------------------------------------
Printing images A4                       24,000 pages
(8.5 x 11) per hour
-----------------------------------      ---------------------------------------
Plate loading                            Auto cylinder
-----------------------------------      ---------------------------------------
Plate loading time                       20 seconds for all colors + Ironing TBD
-----------------------------------      ---------------------------------------
Cleaning of image plate                  Auto/1 min.
-----------------------------------      ---------------------------------------
[CONFIDENTIAL TREATMENT REQUESTED]/*/    [CONFIDENTIAL TREATMENT REQUESTED]/*/
-----------------------------------      ---------------------------------------
Dampening                                Not Required
-----------------------------------      ---------------------------------------
Ink type                                 Waterless
-----------------------------------      ---------------------------------------
Number of ink form rollers to plate      4 form rollers
-----------------------------------      ---------------------------------------
Number of rollers in ink train           16
-----------------------------------      ---------------------------------------
Refrigerated oscillator rollers          Yes
-----------------------------------      ---------------------------------------
Imaging speed                            4/c, 2-page, 60 Hz
                                         2.2 minutes @ 1270 dpi
                                         4.5 minutes @ 2540 dpi
-----------------------------------      ---------------------------------------
Feeder pile height                       940 mm
-----------------------------------      ---------------------------------------
Delivery pile height                     880 mm high
-----------------------------------      ---------------------------------------
[CONFIDENTIAL TREATMENT REQUESTED]/*/    [CONFIDENTIAL TREATMENT REQUESTED]/*/
-----------------------------------      ---------------------------------------
Blanket cleaning                         Auto
-----------------------------------      ---------------------------------------
Delivery dryer                           IR Standard
-----------------------------------      ---------------------------------------
[CONFIDENTIAL TREATMENT REQUESTED]/*/    [CONFIDENTIAL TREATMENT REQUESTED]/*/
-----------------------------------      ---------------------------------------
Perfecting/Duplexing                     Optional
-----------------------------------      ---------------------------------------
[CONFIDENTIAL TREATMENT REQUESTED]/*/    [CONFIDENTIAL TREATMENT REQUESTED]/*/
-----------------------------------      ---------------------------------------
Running register control                 Yes, from console
(cylinder movement )
-----------------------------------      ---------------------------------------
[CONFIDENTIAL TREATMENT REQUESTED]/*/    [CONFIDENTIAL TREATMENT REQUESTED]/*/
-----------------------------------      ---------------------------------------
[CONFIDENTIAL TREATMENT REQUESTED]/*/    [CONFIDENTIAL TREATMENT REQUESTED]/*/
-----------------------------------      ---------------------------------------
[CONFIDENTIAL TREATMENT REQUESTED]/*/    [CONFIDENTIAL TREATMENT REQUESTED]/*/
-----------------------------------      ---------------------------------------
Number of transfer                       4 (five color)
impression cylinders
-----------------------------------      ---------------------------------------
Number of printing units                 4, or 5
-----------------------------------      ---------------------------------------
[CONFIDENTIAL TREATMENT REQUESTED]/*/    [CONFIDENTIAL TREATMENT REQUESTED]/*/
-----------------------------------      ---------------------------------------
Number of laser diodes/unit              ProFire lasers- 32 channels
                                         per head
-----------------------------------      ---------------------------------------
[CONFIDENTIAL TREATMENT REQUESTED]/*/    [CONFIDENTIAL TREATMENT REQUESTED]/*/
-----------------------------------      ---------------------------------------
[CONFIDENTIAL TREATMENT REQUESTED]/*/    [CONFIDENTIAL TREATMENT REQUESTED]/*/
-----------------------------------      ---------------------------------------
[CONFIDENTIAL TREATMENT REQUESTED]/*/    [CONFIDENTIAL TREATMENT REQUESTED]/*/
-----------------------------------      ---------------------------------------
Available resolutions                    1270 dpi, 2540 dpi
-----------------------------------      ---------------------------------------
Press dimensions                         4/c 4.35 x 1.34 x 1.76 m
                                         5/c 6.40 x 1.34 x 1.76
-----------------------------------      ---------------------------------------
[CONFIDENTIAL TREATMENT REQUESTED]/*/    [CONFIDENTIAL TREATMENT REQUESTED]/*/
-----------------------------------      ---------------------------------------
Press weight                             4/8600 Kg (all components-high)
                                         5/c 9000 Kg (all components-high)
-----------------------------------      ---------------------------------------
[CONFIDENTIAL TREATMENT REQUESTED]/*/    [CONFIDENTIAL TREATMENT REQUESTED]/*/
-----------------------------------      ---------------------------------------
[CONFIDENTIAL TREATMENT REQUESTED]/*/    [CONFIDENTIAL TREATMENT REQUESTED]/*/
-----------------------------------      ---------------------------------------
[CONFIDENTIAL TREATMENT REQUESTED]/*/    [CONFIDENTIAL TREATMENT REQUESTED]/*/
===================================      =======================================

----------------------------
/*/[CONFIDENTIAL TREATMENT REQUESTED] Indicates material that has been omitted and for which confidential treatment has been requested. All such omitted material has been filed with the Commission pursuant to Rule 24b-2 promulgated under the Securities and Exchange Act of 1934, as amended.

                                AMENDED MASTER SUPPLY AND DISTRIBUTION AGREEMENT
                                    BETWEEN PRESSTEK, INC. AND XEROX CORPORATION




















                                   EXHIBIT B-1
                                   -----------

------------------------------------------------------------------------------------------------------------------------------------
                                                                 EXHIBIT B-1
                                                              DOCUCOLOR 400 DI
                                                   SUMMARY OF QCDS AND EXCEPTION CRITERIA

                                                              SYSTEM QCDS 5/9/01
---------------------------- ------------------------------------------- ---------------------------------- ------------------------
         PARAMETER                           TARGET/SPEC                            STATUS/OUTLOOK           EXCEPTION CRITERIA
                                                                                      VS TARGET
---------------------------- ------------------------------------------- ---------------------------------- ------------------------
            "Q"
---------------------------- ------------------------------------------- ---------------------------------- ------------------------
IMAGE QUALITY
Acceptance criteria met over 1) Registration (Per Technical Conditions)  Preliminary Bond Release Criteria  Critical/major image
life of plate using Premium     a) Feeding Register = [CONFIDENTIAL      proposed, but not used as part of  quality defects.
Gloss coated paper.                TREATMENT REQUESTED]/*/               formal release process
                                b) Transfer Register = [CONFIDENTIAL
Media capability and               TREATMENT REQUESTED]/*/               Initial PQ review of GATF samples  Customer Objectionable
limitations identified.         c) Proof = [CONFIDENTIAL TREATMENT       deemed acceptable by internal and  outside of spec
                                   REQUESTED]/*/                         external SME's, but acceptance
Commercially acceptable         d) Perfecting [CONFIDENTIAL TREATMENT    limits must be clarified.
output                             REQUESTED]/*/
                             2) Resolution                               GATF form 7240 D4 4-color will be
                                a) [CONFIDENTIAL TREATMENT REQUESTED]/*/ used form evaluation.
                                   Reference GATF Test Pattern
                                   or equivalent
                             3) Solid Ink Density variation for each
                                color
                                a) Black = [CONFIDENTIAL TREATMENT
                                   REQUESTED]/*/
                                b) Cyan = [CONFIDENTIAL TREATMENT
                                   REQUESTED]/*/
                                c) Magenta = [CONFIDENTIAL TREATMENT
                                   REQUESTED]/*/
                                d) Yellow = [CONFIDENTIAL TREATMENT
                                   REQUESTED]/*/
                             4) 40% Dot Gain variation for each
                                color
                                a) 150 line screen = [CONFIDENTIAL
                                   TREATMENT REQUESTED]/*/
                                b) 200 line screen = [CONFIDENTIAL
                                   TREATMENT REQUESTED]/*/
                                c) Colors (CMY) within range of
                                  [CONFIDENTIAL TREATMENT REQUESTED]/*/
                             5) Print Contrast variation for each
                                color (REFERENCE: GRACOL )
                                a) 150 line screen = [CONFIDENTIAL
                                   TREATMENT REQUESTED]/*/
                                b) 200 line screen = [CONFIDENTIAL
                                   TREATMENT REQUESTED]/*/
                             6) Ink Trapping
                                a) Blue = [CONFIDENTIAL TREATMENT
                                   REQUESTED]/*/
                                b) Green = [CONFIDENTIAL TREATMENT
                                   REQUESTED]/*/
                                c) Red = [CONFIDENTIAL TREATMENT
                                   REQUESTED]/*/
                             7) Acceptance per reference GATF test
                                pattern or equivalent test pattern
                                evaluation
                                [CONFIDENTIAL TREATMENT REQUESTED]/*/
                             8) Stock Thickness 30-350 g/m
---------------------------- ------------------------------------------- ---------------------------------- ------------------------
IMAGE QUALITY - REFERENCE    [CONFIDENTIAL TREATMENT REQUESTED]/*/       Arrangements being made for DAC    DAC scores [CONFIDENTIAL
DAC Test suite scores for                                                [CONFIDENTIAL TREATMENT            TREATMENT REQUESTED]/*/
standard metrics                                                         REQUESTED]/*/                      lower than [CONFIDENTIAL
                                                                                                            TREATMENT REQUESTED]/*/
                                                                                                            Benchmark
---------------------------- ------------------------------------------- ---------------------------------- ------------------------
APPLICATIONS SUPPORT
Customer required Pre-press  Presstek qualification of key pre-press     Verification by Presstek           Application not
applications are supported   applications required by a typical user.                                       functional

                             o   QuarkXpress 4 or Higher                 System Test issue with [CONFIDENTIAL
                             o   PageMaker 6.5 or Higher                 TREATMENT REQUESTED]/*/ and
                             o   InDesign version                        [CONFIDENTIAL TREATMENT REQUESTED]/*/
                             o   PhotoShop 5 or higher                   to be investigated and corrective
                             o   Impostrip                               action mutually agreed
                             o   Presswise
                             o   Illustrator 9 or higher
                             o   FreeHand 9 or higher
                             o   Trapwise.

PDL Support                  Postscript, PDF printing
---------------------------- ------------------------------------------- ---------------------------------- ------------------------
JOB SUCCESS                  Overall percentage of  jobs run
                             successfully                                                     <[CONFIDENTIAL TREATMENT REQUESTED]/*/
Job Success Rate
           Client to RIP     > [CONFIDENTIAL TREATMENT REQUESTED]/*/  Reference               <[CONFIDENTIAL TREATMENT REQUESTED]/*/
           RIP               > [CONFIDENTIAL TREATMENT REQUESTED]/*/                          <[CONFIDENTIAL TREATMENT REQUESTED]/*/
           RIP to Plate      > [CONFIDENTIAL TREATMENT REQUESTED]/*/                          <[CONFIDENTIAL TREATMENT REQUESTED]/*/

Plate Preparation            > [CONFIDENTIAL TREATMENT REQUESTED]/*/ plate sets  accepted      [CONFIDENTIAL TREATMENT REQUESTED]/*/
                                                                         Jobs run without      [CONFIDENTIAL TREATMENT REQUESTED]/*/
                                                                         re-burning <
                                                                         acceptable any plate.
Paper Handling               Less than [CONFIDENTIAL TREATMENT REQUESTED]/*/                  >[CONFIDENTIAL TREATMENT REQUESTED]/*/
           Perfecter         waste/job due to paper jamseffecting job integrity                 waste
           w/o perfecter     (TENTATIVELY OK)
---------------------------- ------------------------------------------- ---------------------------------- ------------------------
---------------------------- ------------------------------------------- ---------------------------------- ------------------------
PRESS PRODUCTIVITY                                                      [CONFIDENTIAL TREATMENT REQUESTED]/*/
                                                                         unload/load plates
Print Speed                  12,000 Impressions/Hour Max                [CONFIDENTIAL TREATMENT REQUESTED]/*/ > 10% increase in prep plate imaging
           Perfected          7,000 Impressions/Hour Max                [CONFIDENTIAL TREATMENT REQUESTED]/*/ time
                                                                            slides)
                                                                        [CONFIDENTIAL TREATMENT REQUESTED]/*/
                                                                            slides)
Plate imaging                [CONFIDENTIAL TREATMENT REQUESTED]/*/      [CONFIDENTIAL TREATMENT REQUESTED]/*/
                                                                         cleaning

                             [CONFIDENTIAL TREATMENT REQUESTED]/*/      [CONFIDENTIAL TREATMENT REQUESTED]/*/
                                                                         adjusting color
                                                                        [CONFIDENTIAL TREATMENT REQUESTED]/*/

Auto Plate Cleaning          [CONFIDENTIAL TREATMENT REQUESTED]/*/       Total = [CONFIDENTIAL TREATMENT
                             cycle                                       REQUESTED]/*/

Color adjustment (time to    < [CONFIDENTIAL TREATMENT REQUESTED]/*/     [CONFIDENTIAL TREATMENT REQUESTED]/*/
SAD)                          min.

                                                                         [CONFIDENTIAL TREATMENT REQUESTED]/*/
Job to job make ready time   [CONFIDENTIAL TREATMENT REQUESTED]/*/            for 500 sheets
                                (run to run)

Plate life at defined        [CONFIDENTIAL TREATMENT REQUESTED]/*/
baseline                       K without loss of
                             [CONFIDENTIAL TREATMENT REQUESTED]/*/ dot
---------------------------- ------------------------------------------- ---------------------------------- ------------------------
RIP PRODUCTIVITY                                                         2/26/01
                                                                         1.) RIP filenames should follow
Rip and System Interactions  Plate imaging not slowed by RIP             standard NT naming conventions     RIP effects plate
RIP Files any name (NEW ADD)                                             [CONFIDENTIAL TREATMENT            imaging or printing
                             Printing not slowed by RIP.                 REQUESTED]/*/
                             Concurrent processing of PostScript files   After 15 characters, the  speed
                             (RIP) while printing at rated  speed        press GUI can't display the
                             (All make ready components being executed   full file name.
                             in parallel)
                                                                         2.) If you RIP a file, the
                                                                         RIP names the file
                                                                         "Filename00". If you RIP it again,
                                                                         it names it "Filename01". RIP it a
                                                                         third time, "Filename02".

RIP Time                     Typical RIP time < Typical job completion                                      Press must wait for RIP
                             time                                                                           during ongoing
                                                                                                            operations

Job Storage                  Ability to store RIP jobs. Adequate job                                        < Benchmark
                             storage (54 GB)

---------------------------- ------------------------------------------- ---------------------------------- ------------------------
ENVIRONMENTAL & SAFETY
NRTL Inspection              Meet standards[CONFIDENTIAL TREATMENT       Verification by EH&S               Any failures
                             REQUESTED]/*/
CE                           Meet standards
FCC/EMC                      FCC Part 15
Laser Declaration            Xerox EH&S Concurrence
Consumables MSDS             Xerox EH&S concurrence
---------------------------- ------------------------------------------- ---------------------------------- ------------------------
SOFTWARE FUNCTIONALITY
100% planned functionality   Ability to run defined matrix.
                             [CONFIDENTIAL TREATMENT REQUESTED]/*/
                             critical problems (prevent job from                                            [CONFIDENTIAL TREATMENT
                             being run)                                                                     REQUESTED]/*/ or more
                             [CONFIDENTIAL TREATMENT REQUESTED]/*/                                          critical
                             major problems (require work around to
                             proceed)                                                                       >[CONFIDENTIAL TREATMENT
                                                                                                              REQUESTED]/*/
                                                                                                              major problems
---------------------------- ------------------------------------------- ---------------------------------- ------------------------
CUSTOMER SATISFACTION
Beta test                    [CONFIDENTIAL TREATMENT REQUESTED]/*/       Customer Survey being finalized.   5% less than target on
                             satisfied or very satisfied on CSMS                                            CSMS
                             for Launch.
Launch                       [CONFIDENTIAL TREATMENT REQUESTED]/*/ 12 months
                             after launch.
---------------------------- ------------------------------------------- ---------------------------------- ------------------------
---------------------------- ------------------------------------------- ---------------------------------- ------------------------
           "Q"
---------------------------- ------------------------------------------- ---------------------------------- ------------------------
SERVICE FACTORS
Reliability Outlook          OGMR = [CONFIDENTIAL TREATMENT              (Service Initiated Calls (SI)      10% greater than target
OGMR (Calls per Year)        REQUESTED]/*//Yr/Press(With Service         includes PMs, Safety,S/W upgrades  for  OGMR
                             Contract Breakdown: OGM=UM+SI               and is only performed if customer
                             UMR= [CONFIDENTIAL TREATMENT REQUESTED]/*/  has aservice contract)
                             /Yr ([CONFIDENTIAL TREATMENT REQUESTED]/*/
                             DI and [CONFIDENTIAL TREATMENT REQUESTED]
                             /*/Press) SI = [CONFIDENTIAL TREATMENT
                             REQUESTED]/*//Yr

Call Duration                [CONFIDENTIAL TREATMENT REQUESTED]/*/
                             hours / call
Fix Rate (First visit after  [CONFIDENTIAL TREATMENT REQUESTED]/*/                                          5% less than target on
a call has been received)                                                                                   Fix Rate

Fix Rate (Correct Part is    [CONFIDENTIAL TREATMENT REQUESTED]/*/                                          5% less than target on
Ordered during first visit)                                                                                 Fix Rate

Response Time                [CONFIDENTIAL TREATMENT REQUESTED]/*/                                          Consistently Greater
                             Hours (from time the service rep                                               than target
                             receives the call)

Install Time                 [CONFIDENTIAL TREATMENT REQUESTED]/*/ man                                      10% greater than target
                             hrs ([CONFIDENTIAL TREATMENT REQUESTED]
                             /*/, 8 hrs/day)

Training Time                [CONFIDENTIAL TREATMENT REQUESTED]/*/ Hrs.  Customer must be capable of        10% greater than target
                             (Pre-Press [CONFIDENTIAL TREATMENT          running and maintaining Press.
                             REQUESTED]/*/ days, Press [CONFIDENTIAL     Syllabus approved by Xerox
                             TREATMENT REQUESTED]/*/ days) onsite
                             [CONFIDENTIAL TREATMENT REQUESTED]/*/ Hrs
                             (Pre-Press [CONFIDENTIAL TREATMENT
                             REQUESTED]/*/ days, Press [CONFIDENTIAL
                             TREATMENT REQUESTED]/*/ days) at Presstek

Faultless Installs           100% Successful Installs                    Less than target
---------------------------- ------------------------------------------- ---------------------------------- ------------------------
            "C"
---------------------------- ------------------------------------------- ---------------------------------- ------------------------
DC400 DI
Press                        Per contract attachment                                                        > 5% variance
Press w/perfector
RIP
Software
Options

---------------------------- ------------------------------------------- ---------------------------------- ------------------------
CONSUMABLES
Plates                                      Per contract attachment                                         > 5% variance
Towels
---------------------------- ------------------------------------------- ---------------------------------- ------------------------
SERVICE COST                                                             Parts costs are being              > [CONFIDENTIAL
Service Costs (Parts/Call)   $TBD / K prints                             comprehended. Total expected       TREATMENT REQUESTED]/*/
Service Costs (Labor)        $TBD/Hour T&M                               yearly system volumes are          > [CONFIDENTIAL
                             $TBD/Hour Service Contract                  required.                          TREATMENT REQUESTED]/*/
---------------------------- ------------------------------------------- ---------------------------------- ------------------------
            "D"
---------------------------- ------------------------------------------- ---------------------------------- ------------------------
DOCUCOLOR 400 DI PROGRAM     NASG-[CONFIDENTIAL TREATMENT REQUESTED]/*/  Performance is being validated     > 4 weeks slip per
LAUNCH                       XE (UK) - [CONFIDENTIAL TREATMENT           Beta install                       A-Level Plan
                             REQUESTED]/*/
---------------------------- ------------------------------------------- ---------------------------------- ------------------------
TTM PHASE GATE 3.1/3.2       [CONFIDENTIAL TREATMENT REQUESTED]/*/       Systems Test issues are being      > 4 weeks slip
                                                                         addressed.
---------------------------- ------------------------------------------- ---------------------------------- ------------------------
TTM PHASE GATE 3.3/3.4       [CONFIDENTIAL TREATMENT REQUESTED]/*/       O/L pending Beta installs          > 4 weeks slip
EH&S Certification
---------------------------- ------------------------------------------- ---------------------------------- ------------------------
VOLUME
2001 Installs                Consistent with Business case assumptions                                      <= [CONFIDENTIAL
                                                                                                            TREATMENT REQUESTED]/*/
                                                                                                            Business Case
2001 Equipment delivery      Per Xerox forecast                                                             >= 10% variance

2001 Completed Installs      Per Xerox forecast/ confirmed orders                                           >= 10% variance
---------------------------- ------------------------------------------- ---------------------------------- ------------------------

----------------------------
/*/[CONFIDENTIAL TREATMENT REQUESTED] Indicates material that has been omitted and for which confidential treatment has been requested. All such omitted material has been filed with the Commission pursuant to Rule 24b-2 promulgated under the Securities and Exchange Act of 1934, as amended.

                                AMENDED MASTER SUPPLY AND DISTRIBUTION AGREEMENT
                                    BETWEEN PRESSTEK, INC. AND XEROX CORPORATION


















                                    EXHIBIT C
                                    ---------

                                AMENDED MASTER SUPPLY AND DISTRIBUTION AGREEMENT
                                    BETWEEN PRESSTEK, INC. AND XEROX CORPORATION

                                    EXHIBIT C
                                    ---------
                                DOCUCOLOR 233-DI


===================================      =======================================
        PRODUCT NAME                                 DOCUCOLOR 233-DI-4
===================================      =======================================
Color Configuration                      4-color
-----------------------------------      ---------------------------------------
Largest sheet size                       340 x 460 mm (13.39 x 8.11 inches)
-----------------------------------      ---------------------------------------
Smallest sheet size                      90 x 100 mm (3.54 x 3.94 inches)
-----------------------------------      ---------------------------------------
Maximum printing area                    330 x 450 mm (12.99 x 17.72 inches)
-----------------------------------      ---------------------------------------
Method of laying down image              Portrait
-----------------------------------      ---------------------------------------
Gripper margin                           9mm (.0354 inches)
-----------------------------------      ---------------------------------------
Stock thickness                          0.06 - 0.30 mm (0.0024-0.012 inches)
-----------------------------------      ---------------------------------------
Printing method                          Four color dry offset
-----------------------------------      ---------------------------------------
Plate material                           PEARLdry plus
-----------------------------------      ---------------------------------------
Plate material                           Polyester (roll)
-----------------------------------      ---------------------------------------
Plates per roll                          28
-----------------------------------      ---------------------------------------
Plate thickness                          0.18 mm (.007 inches)
-----------------------------------      ---------------------------------------
[CONFIDENTIAL TREATMENT REQUESTED]/*/    [CONFIDENTIAL TREATMENT REQUESTED]/*/
-----------------------------------      ---------------------------------------
Max speed (impressions per hour)         7,000 iph
-----------------------------------      ---------------------------------------
Printing images (8.5 x 11) per hour      14,000 images
-----------------------------------      ---------------------------------------
Plate loading (indexing)                 Automatic
-----------------------------------      ---------------------------------------
Cleaning of imaged plate                 Automatic, about 2 minutes cycle time
-----------------------------------      ---------------------------------------
Number of ink form rollers to plate      4
-----------------------------------      ---------------------------------------
Number of rollers in ink train           15 per color
-----------------------------------      ---------------------------------------
Refrigerated oscillator rollers          Yes
-----------------------------------      ---------------------------------------
Imaging speed                            4/c, 2-page, about 5 minutes @ 2540 dpi
-----------------------------------      ---------------------------------------
Dampening                                Not required
-----------------------------------      ---------------------------------------
Feeder pile height                       400 mm (15.75 inches)
-----------------------------------      ---------------------------------------
Delivery pile height                     400 mm (15.75 inches)
-----------------------------------      ---------------------------------------
Blanket cleaning                         Auto
-----------------------------------      ---------------------------------------
[CONFIDENTIAL TREATMENT REQUESTED]/*/    [CONFIDENTIAL TREATMENT REQUESTED]/*/
-----------------------------------      ---------------------------------------
[CONFIDENTIAL TREATMENT REQUESTED]/*/    [CONFIDENTIAL TREATMENT REQUESTED]/*/
-----------------------------------      ---------------------------------------
[CONFIDENTIAL TREATMENT REQUESTED]/*/    [CONFIDENTIAL TREATMENT REQUESTED]/*/
-----------------------------------      ---------------------------------------
[CONFIDENTIAL TREATMENT REQUESTED]/*/    [CONFIDENTIAL TREATMENT REQUESTED]/*/
-----------------------------------      ---------------------------------------
[CONFIDENTIAL TREATMENT REQUESTED]/*/    [CONFIDENTIAL TREATMENT REQUESTED]/*/
-----------------------------------      ---------------------------------------
[CONFIDENTIAL TREATMENT REQUESTED]/*/    [CONFIDENTIAL TREATMENT REQUESTED]/*/
-----------------------------------      ---------------------------------------
Number of transfer impression
cylinders                                1
-----------------------------------      ---------------------------------------
Number of printing units                 2 with 2 images each
-----------------------------------      ---------------------------------------
[CONFIDENTIAL TREATMENT REQUESTED]/*/    [CONFIDENTIAL TREATMENT REQUESTED]/*/
-----------------------------------      ---------------------------------------
[CONFIDENTIAL TREATMENT REQUESTED]/*/    [CONFIDENTIAL TREATMENT REQUESTED]/*/
-----------------------------------      ---------------------------------------
[CONFIDENTIAL TREATMENT REQUESTED]/*/    [CONFIDENTIAL TREATMENT REQUESTED]/*/
-----------------------------------      ---------------------------------------
[CONFIDENTIAL TREATMENT REQUESTED]/*/    [CONFIDENTIAL TREATMENT REQUESTED]/*/
-----------------------------------      ---------------------------------------
[CONFIDENTIAL TREATMENT REQUESTED]/*/    [CONFIDENTIAL TREATMENT REQUESTED]/*/
-----------------------------------      ---------------------------------------
Operation stand                          720 x 1118L x 940 mmH excluding monitor
                                         28.3 x 44.0 x 37.0 inches
-----------------------------------      ---------------------------------------
Maximum height with                      1.91m (6.27 feet)
top covers optional
-----------------------------------      ---------------------------------------
[CONFIDENTIAL TREATMENT REQUESTED]/*/    [CONFIDENTIAL TREATMENT REQUESTED]/*/
-----------------------------------      ---------------------------------------
Available resolutions                    1270 dpi
                                         2540 dpi
-----------------------------------      ---------------------------------------
Press dimensions (with                   1.11 x 3.23 x 1.67m
out operation stand)                     3.64 x 10.60 x 5.48ft.
-----------------------------------      ---------------------------------------
Press weight                             4500kg (9950 lbs.)
-----------------------------------      ---------------------------------------
[CONFIDENTIAL TREATMENT REQUESTED]/*/    [CONFIDENTIAL TREATMENT REQUESTED]/*/
-----------------------------------      ---------------------------------------
[CONFIDENTIAL TREATMENT REQUESTED]/*/    [CONFIDENTIAL TREATMENT REQUESTED]/*/
===================================      =======================================

----------------------------
/*/[CONFIDENTIAL TREATMENT REQUESTED] Indicates material that has been omitted and for which confidential treatment has been requested. All such omitted material has been filed with the Commission pursuant to Rule 24b-2 promulgated under the Securities and Exchange Act of 1934, as amended.

                                AMENDED MASTER SUPPLY AND DISTRIBUTION AGREEMENT
                                    BETWEEN PRESSTEK, INC. AND XEROX CORPORATION


















                                   EXHIBIT C-1
                                   -----------

                                   EXHIBIT C-1
                                DOCUCOLOR 233 DI
                     SUMMARY OF QCDS AND EXCEPTION CRITERIA


                               SYSTEM QCDS 5/9/01

=========================   ==========================================   =============================   ===========================
     PARAMETER                            TARGET/SPEC                           STATUS/OUTLOOK                EXCEPTION CRITERIA
                                                                                   VS TARGET
-------------------------   ------------------------------------------   -----------------------------   ---------------------------
        "Q"
=========================   ==========================================   =============================   ===========================
IMAGE QUALITY
Acceptance criteria met     1)  Registration                             Preliminary Bond Release        Critical/major image
over life of plate using        a) Black to media = [CONFIDENTIAL        Criteria proposed, but not      quality defects.
TBD papers (Premium                TREATMENT REQUESTED]/*/  mm           used as part of formal
Gloss coated paper)             b) Side B Black to side A Black =        release process
                                 [CONFIDENTIAL TREATMENT REQUESTED]/*/
                            2)  Resolution
Media capability and            a) [CONFIDENTIAL TREATMENT
limitations identified.            REQUESTED]/*/
                            3)  Solid Ink Density for each color         Initial PQ review of GATF       Customer Objectionable
                                a) Black = [CONFIDENTIAL TREATMENT       samples deemed acceptable by    outside of spec
                                   REQUESTED]/*/                         internal and external SME's,
                                b) Cyan = [CONFIDENTIAL TREATMENT        but acceptance limits must
                                   REQUESTED]/*/                         be defined.
                                c) Magenta = [CONFIDENTIAL TREATMENT
                                   REQUESTED]/*/
                                d) Yellow = [CONFIDENTIAL TREATMENT
                                   REQUESTED]/*/
                            4)  50% Dot Gain variation for each color    GATF form 7272 D 4-color will
                                a) 150 line screen = [CONFIDENTIAL       be used for evaluations.
                                   TREATMENT REQUESTED]/*/
                                b) 200 line screen = [CONFIDENTIAL
                                   TREATMENT REQUESTED]/*/
                                c) Colors (CMY) within range of 4%
                            5)  Print Contrast variation for each color
                                a) 150 line screen = [CONFIDENTIAL
                                   TREATMENT REQUESTED]/*/
                                b) 200 line screen = [CONFIDENTIAL
                                   TREATMENT REQUESTED]/*/
                            6)  Ink Trapping
                                a) Blue = [CONFIDENTIAL TREATMENT
                                   REQUESTED]/*/
                                b) Green = [CONFIDENTIAL TREATMENT
                                   REQUESTED]/*/
                                c) Red = [CONFIDENTIAL TREATMENT
                                   REQUESTED]/*/
                            7)  Acceptance per evaluation of GATF or
                                equivalent test pattern evaluation
                                [CONFIDENTIAL TREATMENT REQUESTED]/*/
                            8)  Stock thickness 0.06 - 0.30 mm
-------------------------   ------------------------------------------   -----------------------------   ---------------------------
IMAGE QUALITY - REFERENCE   [CONFIDENTIAL TREATMENT REQUESTED]/*/        Arrangements being made for     [CONFIDENTIAL TREATMENT
DAC Test suite scores for   lithographic output                          [CONFIDENTIAL TREATMENT         REQUESTED]/*/
standard metrics                                                         REQUESTED]/*/

-------------------------   ------------------------------------------   -----------------------------   ---------------------------

----------------------------
/*/[CONFIDENTIAL TREATMENT REQUESTED] Indicates material that has been omitted and for which confidential treatment has been requested. All such omitted material has been filed with the Commission pursuant to Rule 24b-2 promulgated under the Securities and Exchange Act of 1934, as amended.

=========================   ==========================================   =============================   ===========================
     PARAMETER                            TARGET/SPEC                           STATUS/OUTLOOK                EXCEPTION CRITERIA
                                                                                   VS TARGET
=========================   ==========================================   =============================   ===========================
APPLICATIONS SUPPORT
Customer required           Presstek qualification of key pre-press      Verification by Presstek        Application not functional
Pre-press applications      applications required by a typical user.
are supported               o   QuarkXpress 4 or Higher
                            o   PageMaker 6.5 or Higher
                            o   InDesign version
                            o   PhotoShop 5 or higher
                            o   Impostrip
                            o   Presswise
                            o   Illustrator 9 or higher
                            o   FreeHand 9 or higher
                            o   Trapwise.

                            Postscript, PDF printing

PDL Support
-------------------------   ------------------------------------------   -----------------------------   ---------------------------
JOB SUCCESS                 Overall percentage of  jobs run                                              < [CONFIDENTIAL TREATMENT
                            successfully                                                                    REQUESTED]/*/
Job Success Rate
    Client to RIP           > [CONFIDENTIAL TREATMENT REQUESTED]/*/ Reference                            < [CONFIDENTIAL TREATMENT
                                                                                                            REQUESTED]/*/
    RIP                     > [CONFIDENTIAL TREATMENT REQUESTED]/*/                                      < [CONFIDENTIAL TREATMENT
                                                                                                            REQUESTED]/*/
    RIP to Plate            > [CONFIDENTIAL TREATMENT REQUESTED]/*/                                      < [CONFIDENTIAL TREATMENT
                                                                                                            REQUESTED]/*/
Plate Preparation           > [CONFIDENTIAL TREATMENT REQUESTED]/*/ plate sets  accepted                 <_[CONFIDENTIAL TREATMENT
                                                                                                            REQUESTED]/*/ acceptable
Paper Handling              less than [CONFIDENTIAL TREATMENT REQUESTED]/*/                              > [CONFIDENTIAL TREATMENT
                            waste/job due to paper jams effecting job                                       REQUESTED]/*/ waste
                            integrity TENTATIVE OK
=========================   ==========================================   =============================   ===========================

=========================   ==========================================   =============================   ===========================
PRESS PRODUCTIVITY                                                       Reference Information
Print Speed                 7,000 Impressions/Hour Maximum               provided:                       > 10% increase in prep time
                                                                         [CONFIDENTIAL TREATMENT
                                                                         REQUESTED]/*/ unload/load
                                                                         plates
Plate imaging               ~ 2.5 minutes @ 1270 DPI                     [CONFIDENTIAL TREATMENT
                                                                         REQUESTED]/*/ plate imaging
                            ~ 5.0 Minutes @ 2540 DPI                     [CONFIDENTIAL TREATMENT
                                                                         REQUESTED]/*/
Auto Plate Cleaning         2 minute cycle                               [CONFIDENTIAL TREATMENT
                                                                         REQUESTED]/*/ cleaning
                                                                         [CONFIDENTIAL TREATMENT
                                                                         REQUESTED]/*/ adjusting color
Color Adjustment                                                         [CONFIDENTIAL TREATMENT
(Time to SAD)               < 3 minutes                                  REQUESTED]/*/
                                                                         Total = [CONFIDENTIAL
                                                                         TREATMENT REQUESTED]/*/
Job to job make ready                                                     (FAQ document)
time                        [CONFIDENTIAL TREATMENT REQUESTED]/*/
                            (run to run)                                 [CONFIDENTIAL TREATMENT
Plate life at defined                                                    REQUESTED]/*/ imaging, plate,
baseline                    [CONFIDENTIAL TREATMENT REQUESTED]/*/        paper, ink, cleaning,
                               K without loss of [CONFIDENTIAL           profiling, register, balance
                               TREATMENT REQUESTED]/*/% dot
                                                                         [CONFIDENTIAL TREATMENT
                                                                         REQUESTED]/*/
-------------------------   ------------------------------------------   -----------------------------   ---------------------------
RIP PRODUCTIVITY                                                         2/26/01
RIP File naming             RIP filenames to follow standard NT          1.) RIP filenames should
convention user friendly    conventions with version identified          follow standard NT naming       RIP effects plate imaging
                                                                         conventions [CONFIDENTIAL       or printing speed
Rip and System              Plate imaging not slowed by RIP              TREATMENT REQUESTED]/*/
Interactions                                                             After 15 characters, the
                            Printing not slowed by RIP. Concurrent       press GUI can't display the
                            processing of PostScript files (RIP) while   full filename.
                            printing at rated speed  (All make ready
                            components being executed in parallel)
                                                                         2.) If you RIP a file, the      Press must wait for RIP
RIP Time                    Typical RIP time < Typical job completion    RIP names the file              during ongoing operations
                            time                                         "Filename00".  If you RIP it
                                                                         again, it names it              < Benchmark
Job Storage                 Ability to store RIP jobs. Adequate job      "Filename01".  RIP it a third
                            storage (54 GB)                              time, "Filename02".

-------------------------   ------------------------------------------   -----------------------------   ---------------------------
ENVIRONMENTAL & SAFETY
NRTL Inspection             Meet standards (UL775)                       Verification by EH&S            Any failures
CE                          Meet standards
FCC/EMC                     FCC Part 15
Laser Declaration           Xerox EH&S Concurrence
Consumables MSDS            Xerox EH&S concurrence

-------------------------   ------------------------------------------   -----------------------------   ---------------------------
SOFTWARE FUNCTIONALITY
100% planned                Ability to run defined matrix.
functionality               [CONFIDENTIAL TREATMENT REQUESTED]/*/                                     [CONFIDENTIAL TREATMENT
                            critical problems (prevent job from being run)                            REQUESTED]/*/ or more critical
                            [CONFIDENTIAL TREATMENT REQUESTED]/*/                                     [CONFIDENTIAL TREATMENT
                            major problems (require work around to proceed)                           REQUESTED]/*/ major problems

-------------------------   ------------------------------------------   -----------------------------   ---------------------------
CUSTOMER SATISFACTION
Beta test                   [CONFIDENTIAL TREATMENT REQUESTED]/*/%                                    [CONFIDENTIAL TREATMENT
                            satisfied or very satisfied on CSMS for Launch.                           REQUESTED]/*/% less than
Launch                      [CONFIDENTIAL TREATMENT REQUESTED]/*/%                                    target on CSMS
                            12 months after launch.
=========================   ==========================================   =============================   ===========================

----------------------------
/*/[CONFIDENTIAL TREATMENT REQUESTED] Indicates material that has been omitted and for which confidential treatment has been requested. All such omitted material has been filed with the Commission pursuant to Rule 24b-2 promulgated under the Securities and Exchange Act of 1934, as amended.

=========================   ==========================================   =============================   ===========================
        "Q"
=========================   ==========================================   =============================   ===========================
SERVICE FACTORS
Reliability Outlook         OGMR = [CONFIDENTIAL TREATMENT               (Service Initiated Calls (SI)   10% greater than target
OGMR (Calls per Year)       REQUESTED]/*//Yr/Press (With Service         includes PMs, Safety, S/W       for OGMR
                            Contract) Breakdown: OGM=UM+SI               upgrades and is only
                            UMR= [CONFIDENTIAL TREATMENT REQUESTED]/*/   performed if customer has a
                            /Yr ([CONFIDENTIAL TREATMENT REQUESTED]/*/   service contract)
                            DI and [CONFIDENTIAL TREATMENT
                            REQUESTED]/*/Press) SI = [CONFIDENTIAL
                            TREATMENT REQUESTED]/*//Yr

Call Duration               [CONFIDENTIAL TREATMENT REQUESTED]/*/ hours/call



Fix Rate (First visit       [CONFIDENTIAL TREATMENT REQUESTED]/*/                                        5% less than target on
after a call  has been                                                                                   Fix Rate
received)


Fix Rate (Correct Part      [CONFIDENTIAL TREATMENT REQUESTED]/*/                                        5% less than target on
is Ordered during first                                                                                  Fix Rate
visit)


Response Time               [CONFIDENTIAL TREATMENT REQUESTED]/*/                                        Consistently Greater than
                            Hours (from time the service repreceives the call)                           target

Install Time                [CONFIDENTIAL TREATMENT REQUESTED]/*/                                        10% greater than target
                            man hrs ([CONFIDENTIAL TREATMENT REQUESTED]/*/,
                            8hrs/day)


Training Time               [CONFIDENTIAL TREATMENT REQUESTED]/*/ Hrs.   Customer capable of running     10% greater than target
                            (Pre-Press [CONFIDENTIAL TREATMENT           and maintaining press.
                            REQUESTED]/*/ days, Press [CONFIDENTIAL      Syllabus approved by Xerox.
                            TREATMENT REQUESTED]/*/ days) onsite
                            [CONFIDENTIAL TREATMENT REQUESTED]/*/ Hrs
                            (Pre-Press [CONFIDENTIAL TREATMENT
                            REQUESTED]/*/ days, Press [CONFIDENTIAL
                            TREATMENT REQUESTED]/*/ days) at Presstek

Faultless Installs          100% Successful Installs                                                     Less than target

----------------------------
/*/[CONFIDENTIAL TREATMENT REQUESTED] Indicates material that has been omitted and for which confidential treatment has been requested. All such omitted material has been filed with the Commission pursuant to Rule 24b-2 promulgated under the Securities and Exchange Act of 1934, as amended.

=========================   ==========================================   =============================   ===========================
         "C"
=========================   ==========================================   =============================   ===========================
DC233 DI
Press                       Per contract attachment                                                      > 5% variance
RIP
Software
Options

-------------------------   ------------------------------------------   -----------------------------   ---------------------------
CONSUMABLES
Plates                      Per contract attachment                                                      > 5% variance
Towels

-------------------------   ------------------------------------------   -----------------------------   ---------------------------
SERVICE COST                Per contract attachment                      Parts costs are being           > [CONFIDENTIAL TREATMENT
Service Costs (Parts/Call)                                               comprehended. Total expected    REQUESTED]/*/
Service Costs (Labor)                                                    yearly system volumes are       > [CONFIDENTIAL TREATMENT
                                                                         required.                       REQUESTED]/*/



=========================   ==========================================   =============================   ===========================
         "D"
=========================   ==========================================   =============================   ===========================
DOCUCOLOR 233 DI PROGRAM    NASG - [CONFIDENTIAL TREATMENT REQUESTED]/*/                                 > 4 weeks slip
LAUNCH                      XE - [CONFIDENTIAL TREATMENT REQUESTED]/*/

-------------------------   ------------------------------------------   -----------------------------   ---------------------------
TTM PHASE GATE 3.1/3.2      [CONFIDENTIAL TREATMENT REQUESTED]/*/                                        > 4 weeks slip

-------------------------   ------------------------------------------   -----------------------------   ---------------------------
TTM PHASE GATE 3.3/3.4      [CONFIDENTIAL TREATMENT REQUESTED]/*/                                        > 4 weeks slip
EH&S Certification

-------------------------   ------------------------------------------   -----------------------------   ---------------------------
VOLUME
2001 Installs               Consistent with Business case assumptions                                    <_ [CONFIDENTIAL TREATMENT
                                                                                                         REQUESTED]/*/ Business Case
2001 Equipment delivery     Per Xerox forecast                                                           >_ 10% variance

2001 Completed Installs     Per Xerox forecast/ confirmed orders                                         >_ 10% variance
-------------------------   ------------------------------------------   -----------------------------   ---------------------------

----------------------------
/*/[CONFIDENTIAL TREATMENT REQUESTED] Indicates material that has been omitted and for which confidential treatment has been requested. All such omitted material has been filed with the Commission pursuant to Rule 24b-2 promulgated under the Securities and Exchange Act of 1934, as amended.

                                AMENDED MASTER SUPPLY AND DISTRIBUTION AGREEMENT
                                    BETWEEN PRESSTEK, INC. AND XEROX CORPORATION




















                                    EXHIBIT D
                                    ---------

                                AMENDED MASTER SUPPLY AND DISTRIBUTION AGREEMENT


                        EXHIBIT D - REVISED 02 MARCH 2001

                            - PLATE SPECIFICATIONS -

PRODUCT NAME: Presstek PEARLdry PLUS thermal laser media - spooled product.

PRODUCT DESCRIPTION: Metalized polyester film with silicone coating.

PRODUCT APPLICATION: Plate material for Presstek DI enabled printing presses. The material is spooled on steel cores that engage unwind and take-up mechanisms integral to the press plate cylinder. The design allows a specific amount of material to be advanced into imaging and printing position. A thermal laser imaging system creates a latent image on the surface of the plate. A subsequent cleaning step removes silicone in the imaged areas, creating an ink-receptive printing master. Up to [CONFIDENTIAL TREATMENT REQUESTED]/*/* copies can be produced from the printing master.

* Actual run length performance may vary.

PRODUCT SPECIFICATION:

-------------------------- ---------------------------------------- ----------------------------------------
                           PAX DI                                   SUN DI
-------------------------- ---------------------------------------- ----------------------------------------
Spool width                [CONFIDENTIAL TREATMENT REQUESTED]/*/    [CONFIDENTIAL TREATMENT REQUESTED]/*/
-------------------------- ---------------------------------------- ----------------------------------------
Spool Length               [CONFIDENTIAL TREATMENT REQUESTED]/*/    [CONFIDENTIAL TREATMENT REQUESTED]/*/
-------------------------- ---------------------------------------- ----------------------------------------
Images / Spool             [CONFIDENTIAL TREATMENT REQUESTED]/*/    [CONFIDENTIAL TREATMENT REQUESTED]/*/
-------------------------- ---------------------------------------- ----------------------------------------

                    - CLEANING MEDIA (TOWEL) SPECIFICATIONS -

PRODUCT NAME: PMT/P (Pre-Moistened Towels for Plate Cleaning

PRODUCT DESCRIPTION: Cleaning media wound in a roll that is pre-moistened with a cleaning agent

PRODUCT APPLICATION: On Presstek DI presses using the PEARLdry Plus thermal laser media, a cleaning step is required post imaging and pre-printing. The PMT/P cleaning media is used in one of the cleaning steps to prepare the PEARLdry Plus plate for printing.

PRODUCT SPECIFICATION:

-------------------------- ---------------------------------------- ----------------------------------------
                           PAX DI                                  SUN DI
-------------------------- --------------------------------------- -----------------------------------------
Roll width                 [CONFIDENTIAL TREATMENT REQUESTED]/*/   [CONFIDENTIAL TREATMENT REQUESTED]/*/
-------------------------- --------------------------------------- -----------------------------------------
Roll Length                [CONFIDENTIAL TREATMENT REQUESTED]/*/   [CONFIDENTIAL TREATMENT REQUESTED]/*/
-------------------------- --------------------------------------- -----------------------------------------
Uses / Roll                [CONFIDENTIAL TREATMENT REQUESTED]/*/   [CONFIDENTIAL TREATMENT REQUESTED]/*/
-------------------------- --------------------------------------- -----------------------------------------

----------------------------
/*/[CONFIDENTIAL TREATMENT REQUESTED] Indicates material that has been omitted and for which confidential treatment has been requested. All such omitted material has been filed with the Commission pursuant to Rule 24b-2 promulgated under the Securities and Exchange Act of 1934, as amended.

                                AMENDED MASTER SUPPLY AND DISTRIBUTION AGREEMENT
                                    BETWEEN PRESSTEK, INC. AND XEROX CORPORATION


















                                    EXHIBIT E
                                    ---------

                            CERTIFICATION OF MATERIAL
                   ENVIRONMENTAL, HEALTH, & SAFETY COMPLIANCE
                   ------------------------------------------


By June 01, 2001 PRESSTEK hereby will certify that all Consumables provided to XEROX comply with all applicable governmental laws, regulations and XEROX [CONFIDENTIAL TREATMENT REQUESTED]/*/, Environmental, Safety, & Health Requirements for Materials". PRESSTEK also certifies that all analysis, testing and research has been conducted on Products necessary to support all required registrations, and filings and to be available to respond to inquiries from customers, government agencies, emergency response personnel and medical professionals regarding the contents of the formulation and potential health effects of exposure to Products. PRESSTEK represents and warrants that it will establish processes and procedures for responding to all such inquires in accordance with law. All such processes and procedures will be designed to satisfy the obligations of XEROX as seller and/or distributor of Products to the general marketplace of each country where Products are sold by XEROX. Processes and procedures established by PRESSTEK are subject to review and approval by XEROX. At a minimum, PRESSTEK shall have 24 hour coverage for immediate response to emergency inquiries.

----------------------------
/*/[CONFIDENTIAL TREATMENT REQUESTED] Indicates material that has been omitted and for which confidential treatment has been requested. All such omitted material has been filed with the Commission pursuant to Rule 24b-2 promulgated under the Securities and Exchange Act of 1934, as amended.

          [ATTACHED HERE ARE 8 IMAGES OF LABELS APPEARING ON PACKAGES
                     OF PRESSTEK PLATES AND CLEANING TOWELS]

                         DocuColor 233DI (Presstek DI)

                                    DC233DI

                                                            Note: Prefer one
                                                            label set for
                                                            worldwide (both WH
                                                            & XE markets).

                                                            US, Canada & UK

                                Printing Plates

               Pallet                                Plates Carton
        4 cartons - 5 levels                             8R8052
  Xerox does not anticipate handling    Presstek Part # will not appear on label
  product at this level of product                 Presstek #AMM09061
           packaging

        Plates Cartons (20)                          Carton Label
                                                     4" H X 8" W
          Pallet Label

                                                     Sealing Tape

                                                  4 Rolls per Carton

                                                     Roll Label

                                                   Roll of 28 plates

                                                   Sealed Roll Cover

                      Label Versions required for WH & XE

                         DocuColor 233DI (Presstek DI)

                                    DC233DI

                                                            Note: Prefer one
                                                            label set for
                                                            worldwide (both WH
                                                            & XE markets).

                                                            US, Canada & UK

                                Printing Plates

               Pallet                                Plates Carton
        4 cartons - 5 levels                             8R8052
  Xerox does not anticipate handling    Presstek Part # will not appear on label
  product at this level of product                 Presstek #AMM09061
           packaging

        Plates Cartons (20)                          Carton Label
                                                     4" H X 8" W
          Pallet Label

                                                     Sealing Tape

                                                  4 Rolls per Carton

                                                     Roll Label

                                                   Roll of 28 plates

                                                   Sealed Roll Cover

                      Label Versions required for WH & XE

                         DocuColor 233DI (Presstek DI)

                                    DC233DI

                                                            Note: Prefer one
                                                            label set for
                                                            worldwide (both WH
                                                            & XE markets).

                       Pre-moistened Plate Cleaning Towels

               Pallet                                Towel Carton
  Xerox does not anticipate handling                     8R8053
   product at this level of product               PressTek #RYY03151
           packaging

          Pallet Label                              Carton Label

          Master Carton(8)                          Sealing Tape

                                                  4 Rolls per Carton

       Master Carton Label                            Label (4)
                                                    Product Label

         Towel Cartons(25)                            Label (4)
                                                     Please Note

          Sealing Tape                              Towel Roll(4)
                                            Xerox Logo on towels every 18"
                                                  is this required?

                                             Sealed Towel Roll Cover (4)
                                               Vacuum sealed PE film

                      Label Versions required for WH & XE

EXHIBIT E

-------------------------------------------------------------------------------------------------------------
                                    DC233  DI                           DC400 DI
-------------------------------------------------------------------------------------------------------------
Presstek Part #                     RYY03151                            RYY03141
-------------------------------------------------------------------------------------------------------------
Xerox Reorder #                     8R8053                              8R8051
-------------------------------------------------------------------------------------------------------------
Description                         Pre-moistented Plate cleaning        Pre-moistented Plate cleaning
                                    towels                                          towels
-------------------------------------------------------------------------------------------------------------
Country of origin                               USA                                  USA
-------------------------------------------------------------------------------------------------------------
Packaging of towels
-------------------------------------------------------------------------------------------------------------
# Towels/Roll                              150 uses / roll                     150 uses / roll
-------------------------------------------------------------------------------------------------------------
# Rolls / Carton                                 4                                    8
-------------------------------------------------------------------------------------------------------------
# Towels /Carton                                600                                 1200
-------------------------------------------------------------------------------------------------------------
Roll Dimensions                     [CONFIDENTIAL TREATMENT REQUESTED]/*/   [CONFIDENTIAL TREATMENT REQUESTED]/*/
-------------------------------------------------------------------------------------------------------------
Carton Dimensions
-------------------------------------------------------------------------------------------------------------
      L X W X H                             368x102x102mm                       559x203x102mm
-------------------------------------------------------------------------------------------------------------
Gross weight / carton                          1.0 kg                              3.1 kg
-------------------------------------------------------------------------------------------------------------
Net weight / carton                            0.9 kg                              2.9 kg
-------------------------------------------------------------------------------------------------------------
# Cartons / pallet (1)  Note: Xerox  Pallet containing 8 Master            Pallet containing 8 Master
does not anticipate handling           carton; Master carton                 carton; Master carton
product at this level.                 containing 25 cartons                  containing 12 cartons
-------------------------------------------------------------------------------------------------------------
Dimension of towels
-------------------------------------------------------------------------------------------------------------
   L X W X thickness                            na                                    na
-------------------------------------------------------------------------------------------------------------
   Yield [CONFIDENTIAL              [CONFIDENTIAL TREATMENT REQUESTED]/*/   [CONFIDENTIAL TREATMENT REQUESTED]/*/
  TREATMENT REQUESTED]/*/                       /plate                                  /plate
-------------------------------------------------------------------------------------------------------------
Composition (CAS#s or generic        Towel material; Fiber core           Towel material; Fiber core
material- moistener? etc.)             reused as take-up roll.              reused as take-up roll.
                                             See note.                            See note.
-------------------------------------------------------------------------------------------------------------
Special Handing Requirements
-------------------------------------------------------------------------------------------------------------
  Handling for use( gloves, etc.)    Use protective gloves when            Use protective gloves when
                                             handling                               handling
-------------------------------------------------------------------------------------------------------------
  Shipping                             No special requirements              No special requirements
-------------------------------------------------------------------------------------------------------------
  Storage                              above 65 F / horizontal              above 65 F / horizontal
-------------------------------------------------------------------------------------------------------------
  Shelf Life                                 1 year                                 1 year
-------------------------------------------------------------------------------------------------------------
Recycling/Disposal ?
-------------------------------------------------------------------------------------------------------------
 Packaging                             Recycleable cardboard                 Recycleable cardboard
-------------------------------------------------------------------------------------------------------------
 Towels                              dispose according to local            dispose according to local
                                        practices; see note.                  practices; see note.
-------------------------------------------------------------------------------------------------------------
Warranty                               Free from manufacturing               Free from manufacturing
                                              defects                               defects
-------------------------------------------------------------------------------------------------------------
Direct Materials Cost               [CONFIDENTIAL TREATMENT REQUESTED]/*/   [CONFIDENTIAL TREATMENT REQUESTED]/*/
-------------------------------------------------------------------------------------------------------------

----------------------------
/*/[CONFIDENTIAL TREATMENT REQUESTED] Indicates material that has been omitted and for which confidential treatment has been requested. All such omitted material has been filed with the Commission pursuant to Rule 24b-2 promulgated under the Securities and Exchange Act of 1934, as amended.
EXHIBIT E

-------------------------------------------------------------------------------------------------------------
                                    DC233  DI                           DC400 DI
-------------------------------------------------------------------------------------------------------------
Presstek Part #                     AMM09061                            AMM09021
-------------------------------------------------------------------------------------------------------------
Xerox Reorder #                     8R8052                              8R8050
-------------------------------------------------------------------------------------------------------------
Description                         Printing Plates                     Printing Plates
-------------------------------------------------------------------------------------------------------------
Country of origin                               USA                                  USA
-------------------------------------------------------------------------------------------------------------
Packaging of paltes (Rolls)
-------------------------------------------------------------------------------------------------------------
Plates/Roll                                     28                                   36
-------------------------------------------------------------------------------------------------------------
Rolls / Carton                                   4                                    4
-------------------------------------------------------------------------------------------------------------
# Plates /Carton                               112                                  144
-------------------------------------------------------------------------------------------------------------
Roll Dimensions                     [CONFIDENTIAL TREATMENT REQUESTED]/*/   [CONFIDENTIAL TREATMENT REQUESTED]/*/
-------------------------------------------------------------------------------------------------------------
Carton Dimensions
-------------------------------------------------------------------------------------------------------------
      L X W X H                             445x406x146mm                       571x495x178mm
-------------------------------------------------------------------------------------------------------------
Gross weight / carton                          9.1 kg                             17.3 kg
-------------------------------------------------------------------------------------------------------------
Net weight / carton                            7.7 kg                             15.0 kg
-------------------------------------------------------------------------------------------------------------
# Cartons / pallet (1)                non stackable pallets; 4              non stackable pallets; 2
                                         cartons X 5 levels                    cartons X 5 levels
-------------------------------------------------------------------------------------------------------------
Dimension of plates
-------------------------------------------------------------------------------------------------------------
   L X W X thickness                            na                                    na
-------------------------------------------------------------------------------------------------------------
   Yield [CONFIDENTIAL              [CONFIDENTIAL TREATMENT REQUESTED]/*/   [CONFIDENTIAL TREATMENT REQUESTED]/*/
  TREATMENT REQUESTED]/*/                 impressions/plate                       impressions/plate
-------------------------------------------------------------------------------------------------------------
Composition (CAS#s or generic       Coated Polyester Film, Metal           Coated Polyester Film, Metal
material- substrate; coating,       core reused as take-up roll.           core reused as take-up roll.
etc.)                                         MSDS's                                  MSDS's
-------------------------------------------------------------------------------------------------------------
Special Handing Requirements
-------------------------------------------------------------------------------------------------------------
  Handling for use( gloves, light
sensitivity etc.)                               none                                  none
-------------------------------------------------------------------------------------------------------------
  Shipping                             No special requirements                No special requirements
-------------------------------------------------------------------------------------------------------------
  Storage                            50-90 F (condensation free             50-90 F (condensation free
                                            environment                            environment
-------------------------------------------------------------------------------------------------------------
  Shelf Life                                 indefinite                             indefinite
-------------------------------------------------------------------------------------------------------------
Recycling/Disposal ?                   No special requirements                No special requirements
-------------------------------------------------------------------------------------------------------------
 Packaging                             Recycleable cardboard                   Recycleable cardboard
-------------------------------------------------------------------------------------------------------------
 Plates                            Spent plates (roll) dispose of         Spent plates (roll) dispose of
                                   locally or can be returned to          locally or can be returned to
                                        Presstek for disposal                  Presstek for disposal
                                     (shredded and incinerated)             (shredded and incinerated)
-------------------------------------------------------------------------------------------------------------
Warranty                               Free from manufacturing               Free from manufacturing
                                              defects                               defects
-------------------------------------------------------------------------------------------------------------
Direct Materials Cost $/Carton      [CONFIDENTIAL TREATMENT REQUESTED]/*/   [CONFIDENTIAL TREATMENT REQUESTED]/*/
-------------------------------------------------------------------------------------------------------------

----------------------------
/*/[CONFIDENTIAL TREATMENT REQUESTED] Indicates material that has been omitted and for which confidential treatment has been requested. All such omitted material has been filed with the Commission pursuant to Rule 24b-2 promulgated under the Securities and Exchange Act of 1934, as amended.

                         DocuColor 400DI (Presstek DI)

                                    DC400DI

                                                            Note: Prefer one
                                                            label set for
                                                            worldwide (both WH
                                                            & XE markets).

                                                            US, Canada & UK

                                Printing Plates

               Pallet                                Plates Carton
        2 cartons - 5 levels                             8R8050
  Xerox does not anticipate handling               Presstek #AMM09021
  product at this level of product
           packaging

        Plates Cartons (10)                          Carton Label
                                                       4" X 8"
          Pallet Label
                                                   Internal Packaging

                                                      Sealing Tape

                                                  4 Rolls per Carton

                                                     Roll Label
                                                     1 7/8" x 4"

                                                  Roll of 36 plates

                                                   Sealed Roll Cover

                      Label Versions required for WH & XE

                         DocuColor 400DI (Presstek DI)

                                    DC400DI

                                                            Note: Prefer one
                                                            label set for
                                                            worldwide (both WH
                                                            & XE markets).

                       Pre-moistened Plate Cleaning Towels

               Pallet                                Towel Carton
  Xerox does not anticipate handling                     8R8051
   product at this level of product               Presstek #RYY03141
           packaging

          Pallet Label                              Carton Label

          Master Carton(8)                          Sealing Tape

                                                  8 Rolls per Carton

       Master Carton Label                            Label (8)
                                                    Product Label

         Towel Cartons(12)                            Label (8)
                                                    Please Note!

          Sealing Tape                              Towel Roll(8)
                                            Xerox Logo on towels every 18"
                                                  is this required?

                                             Sealed Towel Roll Cover (8)
                                               Vacuum sealed PE film

                      Label Versions required for WH & XE

                                AMENDED MASTER SUPPLY AND DISTRIBUTION AGREEMENT
                                    BETWEEN PRESSTEK, INC. AND XEROX CORPORATION









                                    EXHIBIT F
                                    ---------





Page 2 of 4 (F) shows Adast Logo on the DC400. The location is non-operator side at delivery end of Press.




Page 3 of 4 (F) shows the Ryobi name plate that will be applied to the non-operator side of the feed end of the Press.




Page 4 of 4 (F) shows photo of Ryobi name plate applied per above.

                                AMENDED MASTER SUPPLY AND DISTRIBUTION AGREEMENT
                                    BETWEEN PRESSTEK, INC. AND XEROX CORPORATION









                                    EXHIBIT G
                                    ---------

            Update to: Exhibit G                        Updated: Feb. 16, 2001
                           D233 Product Pricing:

---------------------------------------------------------------------------------------------------------------------
FRONT END                                                      Xerox Part#      Presstek Part#    Sale Price to Xerox
-----------------------------------------------------------    -----------      --------------    -------------------
Presstek DI Server (renamed from PEARLserver)                                   [CONFIDENTIAL TREATMENT REQUESTED]/*/
-----------------------------------------------------------    -----------      --------------    -------------------
Presstek DI-rip (renamed from PEARLrip) + Presstek DI-tools                     [CONFIDENTIAL TREATMENT REQUESTED]/*/
-----------------------------------------------------------    -----------      --------------    -------------------
Presstek DI-tools (renamed from PEARLtools)                                     [CONFIDENTIAL TREATMENT REQUESTED]/*/
-----------------------------------------------------------    -----------      --------------    -------------------
HIPP plus ProofReady Plug-in (Epson 3000)                                       [CONFIDENTIAL TREATMENT REQUESTED]/*/
-----------------------------------------------------------    -----------      --------------    -------------------
HIPP plus ProofReady Plug-in (Epson 5000)                                       [CONFIDENTIAL TREATMENT REQUESTED]/*/
-----------------------------------------------------------    -----------      --------------    -------------------
HIPP plus ProofReady Plug-in (Epson 7000)                                       [CONFIDENTIAL TREATMENT REQUESTED]/*/
-----------------------------------------------------------    -----------      --------------    -------------------
HIPP plus ProofReady Plug-in (Epson 7500)                                       [CONFIDENTIAL TREATMENT REQUESTED]/*/
-----------------------------------------------------------    -----------      --------------    -------------------
HIPP plus ProofReady Plug-in (Epson 9000)                                       [CONFIDENTIAL TREATMENT REQUESTED]/*/
-----------------------------------------------------------    -----------      --------------    -------------------
HIPP plus ProofReady Plug-in (Epson 9500)                                       [CONFIDENTIAL TREATMENT REQUESTED]/*/
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
Consumables               Xerox Part#  Presstek Part#               Description                               Sale Price to Xerox
------------------------  -----------  --------------  -----------------------------------------------------  -------------------
DC 233 DI plates                       [CONFIDENTIAL   Box of 4 rolls of plates for DC 233 DI                 $ [CONFIDENTIAL
                                        TREATMENT                                                                TREATMENT
                                       REQUESTED]/*/                                                            REQUESTED]/*/
------------------------  -----------  --------------  -----------------------------------------------------  -------------------
DC 233 DI PMT/P                        [CONFIDENTIAL   Box of 4 rolls of plate cleaning towels for DC 400 DI  $ [CONFIDENTIAL
                                        TREATMENT                                                                TREATMENT
                                       REQUESTED]/*/                                                            REQUESTED]/*/
---------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                             Xerox                                                    PDS-E Density
Presses:                DC 233 DI                            Part#   Presstek Part#        Press        IR dryer         Scanner
----------------------------------------------------------  -------  --------------      ---------      --------      -------------
Docucolor 233 DI-4, 60 Hz/230 V                                         [CONFIDENTIAL TREATMENT           n/a             n/a
                                                                              REQUESTED]/*/
----------------------------------------------------------  -------  --------------      ---------      --------      -------------
Docucolor 233 DI-4, IR dryer, 60 Hz/230 V                                [CONFIDENTIAL TREATMENT REQUESTED]/*/             n/a
----------------------------------------------------------  -------  --------------      ---------      --------      -------------
Docucolor 233 DI-4, PDS-E (E filter) 60 Hz/230 V                        [CONFIDENTIAL TREATMENT           n/a         [CONFIDENTIAL
                                                                              REQUESTED]/*/                             TREATMENT
                                                                                                                       REQUESTED]/*/
----------------------------------------------------------  -------  --------------      ---------      --------      -------------
Docucolor 233 DI-4, PDS-E (T filter) 60 Hz/230 V                        [CONFIDENTIAL TREATMENT           n/a         [CONFIDENTIAL
                                                                              REQUESTED]/*/                             TREATMENT
                                                                                                                       REQUESTED]/*/
----------------------------------------------------------  -------  --------------      ---------      --------      -------------
Docucolor 233 DI-4, IR Dryer, PDS-E (E filter) 60 Hz/230 V               [CONFIDENTIAL TREATMENT      [CONFIDENTIAL   [CONFIDENTIAL
                                                                              REQUESTED]/*/             TREATMENT       TREATMENT
                                                                                                      REQUESTED]/*/    REQUESTED]/*/
----------------------------------------------------------  -------  --------------      ---------      --------      -------------
Docucolor 233 DI-4, IR Dryer, PDS-E (T filter) 60 Hz/230 V               [CONFIDENTIAL TREATMENT      [CONFIDENTIAL   [CONFIDENTIAL
                                                                               REQUESTED]/*/            TREATMENT       TREATMENT
                                                                                                       REQUESTED]/*/   REQUESTED]/*/
----------------------------------------------------------  -------  --------------      ---------      --------      -------------
Docucolor 233 DI-4, 50 Hz/460 V                                         [CONFIDENTIAL TREATMENT           n/a             n/a
                                                                              REQUESTED]/*/
----------------------------------------------------------  -------  --------------      ---------      --------      -------------
Docucolor 233 DI-4, IR dryer, 50 Hz/460 V                                [CONFIDENTIAL TREATMENT REQUESTED]/*/             n/a
----------------------------------------------------------  -------  --------------      ---------      --------      -------------
Docucolor 233 DI-4, PDS-E (E filter) 50 Hz/460 V                        [CONFIDENTIAL TREATMENT           n/a         [CONFIDENTIAL
                                                                              REQUESTED]/*/                             TREATMENT
                                                                                                                       REQUESTED]/*/
----------------------------------------------------------  -------  --------------      ---------      --------      -------------
Docucolor 233 DI-4, PDS-E (T filter) 50 Hz/460 V                        [CONFIDENTIAL TREATMENT           n/a         [CONFIDENTIAL
                                                                              REQUESTED]/*/                             TREATMENT
                                                                                                                       REQUESTED]/*/
----------------------------------------------------------  -------  --------------      ---------      --------      -------------
Docucolor 233 DI-4, IR Dryer, PDS-E (E filter) 50 Hz/460 V              [CONFIDENTIAL TREATMENT           [CONFIDENTIAL TREATMENT
                                                                              REQUESTED]/*/                     REQUESTED]/*/
----------------------------------------------------------  -------  --------------      ---------      --------      -------------
Docucolor 233 DI-4, IR Dryer, PDS-E (T filter) 50 Hz/460 V              [CONFIDENTIAL TREATMENT           [CONFIDENTIAL TREATMENT
                                                                              REQUESTED]/*/                     REQUESTED]/*/
----------------------------------------------------------  -------  --------------      ---------      --------      -------------
Docucolor 233 DI-4, 60 Hz/460 V                                         [CONFIDENTIAL TREATMENT            n/a             n/a
                                                                              REQUESTED]/*/
----------------------------------------------------------  -------  --------------      ---------      --------      -------------
Docucolor 233 DI-4, IR dryer, 60 Hz/460 V                                [CONFIDENTIAL TREATMENT REQUESTED]/*/             n/a
----------------------------------------------------------  -------  --------------      ---------      --------      -------------
Docucolor 233 DI-4, PDS-E (E filter) 60 Hz/460 V                        [CONFIDENTIAL TREATMENT            n/a        [CONFIDENTIAL
                                                                              REQUESTED]/*/                             TREATMENT
                                                                                                                       REQUESTED]/*/
----------------------------------------------------------  -------  --------------      ---------      --------      -------------
Docucolor 233 DI-4, PDS-E (T filter) 60 Hz/460 V                        [CONFIDENTIAL TREATMENT            n/a        [CONFIDENTIAL
                                                                              REQUESTED]/*/                             TREATMENT
                                                                                                                       REQUESTED]/*/
----------------------------------------------------------  -------  --------------      ---------      --------      -------------
Docucolor 233 DI-4, IR Dryer, PDS-E (E filter) 60 Hz/460 V              [CONFIDENTIAL TREATMENT           [CONFIDENTIAL TREATMENT
                                                                              REQUESTED]/*/                     REQUESTED]/*/
----------------------------------------------------------  -------  --------------      ---------      --------      -------------
Docucolor 233 DI-4, IR Dryer, PDS-E (T filter) 60 Hz/460 V              [CONFIDENTIAL TREATMENT           [CONFIDENTIAL TREATMENT
                                                                              REQUESTED]/*/                     REQUESTED]/*/
----------------------------------------------------------  -------  --------------      ------------------------------------------
PDS-E density scanner                                                [CONFIDENTIAL       For field installation:  E type filter
                                                                       TREATMENT
                                                                      REQUESTED]/*/
----------------------------------------------------------  -------  --------------      ------------------------------------------
PDS-E density scanner                                                [CONFIDENTIAL       For field installation:  T type filter
                                                                       TREATMENT
                                                                      REQUESTED]/*/
-----------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
                                                                            Pre-Press &      Total: Sale
Presses:                DC 233 DI                             Install (1)  Press Trng (2)  Price to Xerox
------------------------------------------------------------  -----------  --------------  --------------
Docucolor 233 DI-4, 60 Hz/230 V                                  [CONFIDENTIAL TREATMENT REQUESTED]/*/
------------------------------------------------------------  -----------  --------------  --------------
Docucolor 233 DI-4, IR dryer, 60 Hz/230 V                        [CONFIDENTIAL TREATMENT REQUESTED]/*/
------------------------------------------------------------  -----------  --------------  --------------
Docucolor 233 DI-4, PDS-E (E filter) 60 Hz/230 V                 [CONFIDENTIAL TREATMENT REQUESTED]/*/
------------------------------------------------------------  -----------  --------------  --------------
Docucolor 233 DI-4, PDS-E (T filter) 60 Hz/230 V                 [CONFIDENTIAL TREATMENT REQUESTED]/*/
------------------------------------------------------------  -----------  --------------  --------------
Docucolor 233 DI-4, IR Dryer, PDS-E (E filter) 60 Hz/230 V       [CONFIDENTIAL TREATMENT REQUESTED]/*/
------------------------------------------------------------  -----------  --------------  --------------
Docucolor 233 DI-4, IR Dryer, PDS-E (T filter) 60 Hz/230 V       [CONFIDENTIAL TREATMENT REQUESTED]/*/
------------------------------------------------------------  -----------  --------------  --------------
Docucolor 233 DI-4, 50 Hz/460 V                                  [CONFIDENTIAL TREATMENT REQUESTED]/*/
------------------------------------------------------------  -----------  --------------  --------------
Docucolor 233 DI-4, IR dryer, 50 Hz/460 V                        [CONFIDENTIAL TREATMENT REQUESTED]/*/
------------------------------------------------------------  -----------  --------------  --------------
Docucolor 233 DI-4, PDS-E (E filter) 50 Hz/460 V                 [CONFIDENTIAL TREATMENT REQUESTED]/*/
------------------------------------------------------------  -----------  --------------  --------------
Docucolor 233 DI-4, PDS-E (T filter) 50 Hz/460 V                 [CONFIDENTIAL TREATMENT REQUESTED]/*/
------------------------------------------------------------  -----------  --------------  --------------
Docucolor 233 DI-4, IR Dryer, PDS-E (E filter) 50 Hz/460 V       [CONFIDENTIAL TREATMENT REQUESTED]/*/
------------------------------------------------------------  -----------  --------------  --------------
Docucolor 233 DI-4, IR Dryer, PDS-E (T filter) 50 Hz/460 V       [CONFIDENTIAL TREATMENT REQUESTED]/*/
------------------------------------------------------------  -----------  --------------  --------------
Docucolor 233 DI-4, 60 Hz/460 V                                  [CONFIDENTIAL TREATMENT REQUESTED]/*/
------------------------------------------------------------  -----------  --------------  --------------
Docucolor 233 DI-4, IR dryer, 60 Hz/460 V                        [CONFIDENTIAL TREATMENT REQUESTED]/*/
------------------------------------------------------------  -----------  --------------  --------------
Docucolor 233 DI-4, PDS-E (E filter) 60 Hz/460 V                 [CONFIDENTIAL TREATMENT REQUESTED]/*/
------------------------------------------------------------  -----------  --------------  --------------
Docucolor 233 DI-4, PDS-E (T filter) 60 Hz/460 V                 [CONFIDENTIAL TREATMENT REQUESTED]/*/
------------------------------------------------------------  -----------  --------------  --------------
Docucolor 233 DI-4, IR Dryer, PDS-E (E filter) 60 Hz/460 V       [CONFIDENTIAL TREATMENT REQUESTED]/*/
------------------------------------------------------------  -----------  --------------  --------------
Docucolor 233 DI-4, IR Dryer, PDS-E (T filter) 60 Hz/460 V       [CONFIDENTIAL TREATMENT REQUESTED]/*/
------------------------------------------------------------  -----------  --------------  --------------
PDS-E density scanner                                                                      [CONFIDENTIAL
                                                                                             TREATMENT
                                                                                            REQUESTED]/*/
------------------------------------------------------------  -------------------------------------------
PDS-E density scanner                                                                      [CONFIDENTIAL
                                                                                             TREATMENT
                                                                                            REQUESTED]/*/
------------------------------------------------------------  -------------------------------------------

Notes: 1) As part of installation Customer receives [CONFIDENTIAL TREATMENT
          REQUESTED]/*/ days press training and [CONFIDENTIAL TREATMENT REQUESTED]/*/ days pre-press training at customer site
       2) Pre-Press & Press training occurs at Presstek and includes [CONFIDENTIAL TREATMENT REQUESTED]/*/ week for [CONFIDENTIAL TREATMENT REQUESTED]/*/ pre-press person and [CONFIDENTIAL TREATMENT REQUESTED] /*/ week for [CONFIDENTIAL TREATMENT REQUESTED]/*/ press operator
       3) Ideally training at Presstek occurs before installation



            Update to: Exhibit G                        Updated:  Feb.  16, 2001
                           D400 Product Pricing:

-----------------------------------------------------------  ---------------------------  -------------------
Front End                                                    Xerox Part#  Presstek Part#  Sale Price to Xerox
-----------------------------------------------------------  -----------  --------------  -------------------
Presstek DI Server (renamed from PEARLserver)                            [CONFIDENTIAL TREATMENT REQUESTED]/*/
-----------------------------------------------------------  -----------  --------------  -------------------
Presstek DI-rip (renamed from PEARLrip) + Presstek DI-tools              [CONFIDENTIAL TREATMENT REQUESTED]/*/
-----------------------------------------------------------  -----------  --------------  -------------------
Presstek DI-tools (renamed from PEARLtools)                              [CONFIDENTIAL TREATMENT REQUESTED]/*/
-----------------------------------------------------------  -----------  --------------  -------------------
HIPP plus ProofReady Plug-in (Epson 3000)                                [CONFIDENTIAL TREATMENT REQUESTED]/*/
-----------------------------------------------------------  -----------  --------------  -------------------
HIPP plus ProofReady Plug-in (Epson 5000)                                [CONFIDENTIAL TREATMENT REQUESTED]/*/
-----------------------------------------------------------  -----------  --------------  -------------------
HIPP plus ProofReady Plug-in (Epson 7000)                                [CONFIDENTIAL TREATMENT REQUESTED]/*/
-----------------------------------------------------------  -----------  --------------  -------------------
HIPP plus ProofReady Plug-in (Epson 7500)                                [CONFIDENTIAL TREATMENT REQUESTED]/*/
-----------------------------------------------------------  -----------  --------------  -------------------
HIPP plus ProofReady Plug-in (Epson 9000)                                [CONFIDENTIAL TREATMENT REQUESTED]/*/
-----------------------------------------------------------  -----------  --------------  -------------------
HIPP plus ProofReady Plug-in (Epson 9500)                                [CONFIDENTIAL TREATMENT REQUESTED]/*/
-------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
Consumables               Xerox Part#  Presstek Part#               Description                               Sale Price to Xerox
------------------------  -----------  --------------  -----------------------------------------------------  -------------------
DC 400 DI plates                       [CONFIDENTIAL   Box of 4 rolls of plates for DC 400 DI                    [CONFIDENTIAL
                                         TREATMENT                                                                 TREATMENT
                                        REQUESTED]/*/                                                             REQUESTED]/*/
------------------------  -----------  --------------  -----------------------------------------------------  -------------------
DC 400 DI PMT/P                        [CONFIDENTIAL   Box of 8 rolls of plate cleaning towels for DC 400 DI     [CONFIDENTIAL
                                         TREATMENT                                                                 TREATMENT
                                        REQUESTED]/*/                                                             REQUESTED]/*/
---------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                                                                                                            Pre-Press
                                                                                                             & Press   Total: Sale
Presses:                DC 400 DI          Xerox Part#  Presstek Part#     Press       Perf     Install(1)   Trng(2)  Price to Xerox
-----------------------------------------  -----------  --------------  ----------  ----------  ----------  ---------  -----------
DocuColor 400 DI-5, No Perf, 60 Hz/220 V                 [CONFIDENTIAL TREATMENT        n/a    [CONFIDENTIAL TREATMENT REQUESTED]/*/
                                                               REQUESTED]/*/
-----------------------------------------  -----------  --------------  ----------  ----------  ----------  ---------  -----------
DocuColor 400 DI-5, Perf 1&2, 60 Hz/220V                 [CONFIDENTIAL TREATMENT REQUESTED]/*/ [CONFIDENTIAL TREATMENT REQUESTED]/*/
-----------------------------------------  -----------  --------------  ----------  ----------  ----------  ---------  -----------
DocuColor 400 DI-5, Perf 2&3, 60 Hz/220V                 [CONFIDENTIAL TREATMENT REQUESTED]/*/ [CONFIDENTIAL TREATMENT REQUESTED]/*/
-----------------------------------------  -----------  --------------  ----------  ----------  ----------  ---------  -----------
DocuColor 400 DI-5, No Perf, 50 Hz/400 V                 [CONFIDENTIAL TREATMENT        n/a    [CONFIDENTIAL TREATMENT REQUESTED]/*/
                                                               REQUESTED]/*/
-----------------------------------------  -----------  --------------  ----------  ----------  ----------  ---------  -----------
DocuColor 400 DI-5, Perf 1&2, 50 Hz/400V                 [CONFIDENTIAL TREATMENT REQUESTED]/*/ [CONFIDENTIAL TREATMENT REQUESTED]/*/
-----------------------------------------  -----------  --------------  ----------  ----------  ----------  ---------  -----------
DocuColor 400 DI-5, Perf 2&3, 50 Hz/400V                 [CONFIDENTIAL TREATMENT REQUESTED]/*/ [CONFIDENTIAL TREATMENT REQUESTED]/*/
-----------------------------------------  -----------  --------------  ----------  ----------  ----------  ---------  -----------
DocuColor 400 DI-4, No Perf, 60 Hz/220 V                 [CONFIDENTIAL TREATMENT        n/a    [CONFIDENTIAL TREATMENT REQUESTED]/*/
                                                               REQUESTED]/*/
-----------------------------------------  -----------  --------------  ----------  ----------  ----------  ---------  -----------
DocuColor 400 DI-4, Perf 1&2, 60 Hz/220V                 [CONFIDENTIAL TREATMENT REQUESTED]/*/ [CONFIDENTIAL TREATMENT REQUESTED]/*/
-----------------------------------------  -----------  --------------  ----------  ----------  ----------  ---------  -----------
DocuColor 400 DI-4, Perf 2&3, 60 Hz/220V                 [CONFIDENTIAL TREATMENT REQUESTED]/*/ [CONFIDENTIAL TREATMENT REQUESTED]/*/
-----------------------------------------  -----------  --------------  ----------  ----------  ----------  ---------  -----------
DocuColor 400 DI-4, No Perf, 50 Hz/400 V                 [CONFIDENTIAL TREATMENT        n/a    [CONFIDENTIAL TREATMENT REQUESTED]/*/
                                                               REQUESTED]/*/
-----------------------------------------  -----------  --------------  ----------  ----------  ----------  ---------  -----------
DocuColor 400 DI-4, Perf 1&2, 50 Hz/400V                 [CONFIDENTIAL TREATMENT REQUESTED]/*/ [CONFIDENTIAL TREATMENT REQUESTED]/*/
-----------------------------------------  -----------  --------------  ----------  ----------  ----------  ---------  -----------
DocuColor 400 DI-4, Perf 2&3, 50 Hz/400V                 [CONFIDENTIAL TREATMENT REQUESTED]/*/ [CONFIDENTIAL TREATMENT REQUESTED]/*/
----------------------------------------------------------------------------------------------------------------------------------

Notes: 1) As part of installation Customer receives [CONFIDENTIAL TREATMENT
          REQUESTED]/*/ days press training and [CONFIDENTIAL TREATMENT REQUESTED]/*/ days pre-press training at customer site
       2) Pre-Press & Press training occurs at Presstek and includes [CONFIDENTIAL TREATMENT REQUESTED]/*/ for
          [CONFIDENTIAL TREATMENT REQUESTED]/*/ pre-press person and [CONFIDENTIAL TREATMENT REQUESTED]/*/ week for [CONFIDENTIAL TREATMENT REQUESTED]/*/ press operator
       3) Ideally training at Presstek occurs before installation


----------------------------
/*/[CONFIDENTIAL TREATMENT REQUESTED] Indicates material that has been omitted and for which confidential treatment has been requested. All such omitted material has been filed with the Commission pursuant to Rule 24b-2 promulgated under the Securities and Exchange Act of 1934, as amended.

                                AMENDED MASTER SUPPLY AND DISTRIBUTION AGREEMENT
                                    BETWEEN PRESSTEK, INC. AND XEROX CORPORATION
















                                    EXHIBIT H
                                    ---------

                                AMENDED MASTER SUPPLY AND DISTRIBUTION AGREEMENT
                                    BETWEEN PRESSTEK, INC. AND XEROX CORPORATION



                                    EXHIBIT H
                                    ---------

FINAL TEST ACCEPTANCE CRITERIA

1.   [CONFIDENTIAL TREATMENT REQUESTED]/*/

2.   [CONFIDENTIAL TREATMENT REQUESTED]/*/

3.   [CONFIDENTIAL TREATMENT REQUESTED]/*/

4.   [CONFIDENTIAL TREATMENT REQUESTED]/*/

5.   [CONFIDENTIAL TREATMENT REQUESTED]/*/

6.   [CONFIDENTIAL TREATMENT REQUESTED]/*/

7.   [CONFIDENTIAL TREATMENT REQUESTED]/*/

8.   [CONFIDENTIAL TREATMENT REQUESTED]/*/

9. These criteria are subject to change by mutual written agreement between Xerox and Presstek.





QUALITY ASSURANCE PROCEDURES

To be determined in a written amendment to the Agreement executed by the parties within 90 days of execution of this contract.














----------------------------
/*/[CONFIDENTIAL TREATMENT REQUESTED] Indicates material that has been omitted and for which confidential treatment has been requested. All such omitted material has been filed with the Commission pursuant to Rule 24b-2 promulgated under the Securities and Exchange Act of 1934, as amended.

                                AMENDED MASTER SUPPLY AND DISTRIBUTION AGREEMENT
                                    BETWEEN PRESSTEK, INC. AND XEROX CORPORATION




                                    EXHIBIT I
                                    ---------

                          SOURCE CODE ESCROW AGREEMENT

     This SOURCE CODE ESCROW AGREEMENT is entered into by and among DATA SECURITIES INTERNATIONAL, INC. with offices ___________________________________ ("DSI" or "HOLDER"); PRESSTEK, INC., a Delaware corporation ("LICENSOR"), with offices at 9 Commercial Street, Hudson, New Hampshire 03051; and Xerox Corporation, located at ______________________ (the "LICENSEE" or "LICENSEE").

                                    RECITALS

A. Licensor and Licensee have entered or will enter into certain Master Supply and Distribution Agreement involving the production of Presses certain proprietary software or firmware technology of Licensor (referred to in this Agreement as the "MASTER AGREEMENT").

B. Licensor desires to avoid unauthorized use or disclosure of its proprietary technology except under certain limited circumstances as defined herein.

C. The availability of the proprietary technology of Licensor is critical to Licensee in the conduct of its business and, therefore, Licensee needs access to the source code materials and other proprietary technology of Licensor under certain limited circumstances if Licensor shall fail to maintain and support the software described in the Master Agreement, or should Licensor experience financial difficulties by becoming subject to bankruptcy or insolvency proceedings, as defined herein.

D. Licensor and Licensee desire to establish an escrow with DSI to provide for the retention, administration and controlled access of certain proprietary technology materials of Licensor.

E. The parties desire this Agreement to be supplementary to the Master Agreement pursuant to 11 United States Bankruptcy Code, Section 365(n). This Agreement is entered into in furtherance of the provisions and objectives of that certain Master Agreement.

     For valuable consideration acknowledged by each, the parties agree that:

1. DEPOSIT. Licensor shall deposit with Holder those source code materials specified in EXHIBIT I-1 (the "Deposit"). Licensor shall keep the Deposit at the current revision level on an annual basis commencing with the effective date of this Agreement. In addition, Licensor shall update the Deposit at any time during the term or any renewal term of this Agreement that Licensor issues a new, material version or release of the Deposit. Licensor also agrees to comply with Holder's reasonable requests for the deposit or replacement of Deposit materials likely to physically degrade.

2. RETENTION OF REPLACED DEPOSIT. Holder will also retain all existing and supplanted Deposit materials for the benefit of Licensee and Licensor.

3. VERIFICATION AND DELIVERY. The Deposit shall be packaged for storage as reasonably instructed by Holder and accompanied by a cover sheet identifying the contents as indicated in EXHIBIT I-1. Risk of loss or damage to the Deposit materials during shipment shall lie with the

     Licensor. Licensee shall have the right to verify, at its own expense, each Deposit before shipment at Licensor's premises.

     Licensor hereby grants Licensee and Holder, free of charge, at its own expense, the right to use the facilities of Licensor, including its computer systems, to as reasonably necessary to verify the Deposit. Such right shall be exercised by 30 days' prior written notice from Licensee to Licensor and inspection will occur during Licensor's normal business hours without undue disruption of Licensor's business. At the expense of Licensor, Licensor shall make available Licensor's technical support personnel as reasonably necessary to verify the Deposit.

4. STORAGE OF DEPOSIT. Holder shall safekeep the Deposit in a security vault and exercise the same high standard of care to protect the Deposit which Holder would use to protect items of this nature which Holder might own, but in no event less than that standard of care customary in the industry.

5. USE AND NONDISCLOSURE. Except as expressly provided in this Agreement, Holder shall not disclose or make any use whatsoever of the Deposit, nor shall Holder disclose or make use of any confidential information provided to Holder by Licensor or Licensee in connection with this Agreement without the prior written consent of Licensor or Licensee, respectively. These obligations shall continue indefinitely notwithstanding any termination of this Agreement for any reason.

6. RECORDS AND AUDIT RIGHTS. Holder shall keep complete written records of the activities undertaken and materials prepared pursuant to this Agreement. Upon 10 days prior written notice to Holder during the term of this Agreement, Licensor and Licensee shall be entitled to inspect and request the records of Holder with respect to this Agreement at reasonable times during normal business hours at Holder's facilities and to inspect the Deposit required then to be held by Holder.

7. RELEASE OF DEPOSIT. If Licensee notifies Holder of the occurrence of a release condition as defined in EXHIBIT I-2, Holder shall immediately notify Licensor and provide Licensor with a copy of the notice from Licensee. Licensor shall have ten (10) business days from the date Holder sends its notice to notify Holder and Licensee that the release condition has not occurred or has been cured. Failing such timely notice, Holder shall release a copy of the Deposit to Licensee. However, if Holder receives timely notice from Licensor, Holder shall not release a copy of the Deposit but shall instead institute the Dispute Resolution Process below within three (3) business days of such timely notice from Licensor.

8. DISPUTE RESOLUTION PROCESS. Holder shall first notify Licensor and Licensee in writing of contrary instructions from Licensee and Licensor for release of the Deposit. Within five (5) business days after the date the notice is sent by Holder, an independent referee shall be appointed by the mutual agreement of Licensor and Licensee.

     On the 20th business day after the dispute notice from Holder, the referee shall meet at the San Diego, California offices of Holder, or such other location as is mutually agreed upon by Licensor and Licensee, and shall hear testimony and other evidence that Licensor and Licensee may wish to present with respect to the dispute. The meetings shall be conducted from 8:30 am. to 5:30 p.m. on no more than three (3) consecutive business days, national holidays excluded. Licensee shall present up to one day of evidence followed by up to one day of presentation from Licensor, followed by a final day reserved for rebuttal by each party in the morning and afternoon, respectively. Licensor, Licensee and Holder agree that the evidence and results of the hearings shall not be disclosed to third parties.

     Within two business days after the close of the presentations, the referee shall resolve the dispute by a written decision.

     This dispute resolution process shall be the exclusive means for resolving disputes regarding a release of the Deposit, and the decision of the referees shall be final, conclusive, and enforceable by a court of competent jurisdiction. All costs of the referee shall be split between Licensor and Licensee.

     Insofar as possible, the referee shall be, at the time of selection, a partner or manager of a national or regional accounting or software consulting firm (including the information processing, management support, and affiliates thereof) not employed by or affiliated with the Licensor or Licensee, and such referee shall be required to have relevant experience in the field of computer software technology and licensing. The sole issues for arbitration shall be whether there exists any material failure of Licensor to provide any support for the Software which it is obligated to provide under the Master Agreement and whether there has occurred a "Release Condition" under EXHIBIT I-2.

9. JOINT RELEASE. Licensee and Licensor may, by joint written instruction to Holder, authorize the release of the Deposit or a copy of it to the party named in the instruction.

10. RIGHTS IN DEPOSIT. Licensee's rights in the Deposit are stated in EXHIBIT I-3. This Agreement shall automatically terminate upon the termination of the Master Agreement, and notice shall be provided by Licensor and Licensee to Holder regarding such termination.

11. TERM AND TERMINATION. The account will renew each year on the anniversary date upon receipt by Holder of the renewal fees.

     If Holder does not receive the renewal fee from Licensee by the anniversary date of this Agreement, Holder shall give notice to Licensor and Licensee. If the fee is not received from Licensee within thirty days of such notice, this Agreement shall automatically expire. Upon expiration of this Agreement, Holder will return the Deposit to Licensor. All obligations of Holder under this Agreement shall terminate thereafter, except as provided in this Agreement.

12. FEES. All fees of Holder shall be due from Licensee in full upon receipt of Holder's invoice. Fees shall be those specified in Holder's schedule of fees in effect for the initial term of this Agreement plus taxes (unless Licensee provides evidence of tax-exempt status), which schedule of fees is attached as EXHIBIT I-4. Holder shall not increase fees during the term of this Agreement.

13. ACCOUNT REPRESENTATIVE. Licensor, Licensee, and Holder shall each designate an authorized individual to receive notices and otherwise act on behalf of Licensor, Licensee and Holder in connection with this Agreement. Representatives may be changed by prior written notice to the other parties.

14. NOTICES. All notices for a release or a dispute in connection with this Agreement shall be in writing addressed to the Account Representatives, shall be sent by overnight courier service or electronic facsimile transmission (with a confirmation copy to follow by first class mail, postage prepaid) and shall be effective at the end of the next business day following delivery.

15. AUTHENTICITY. Holder may act in reliance upon any instruction, instrument, or signature believed to be genuine and may assume that it has been duly authorized.

16. HOLD HARMLESS. Licensor and Licensee will hold Holder harmless against any action regarding the release or refusal to release a copy of the Deposit by Holder so long as Holder has acted in good faith and in accordance with this Agreement. Licensee and Licensor agree to defend and indemnify Holder and hold Holder harmless from and against any and all claims, actions and suits, whether in contract or in tort, and from and against any and all liabilities, losses, damages, costs, charges, penalties, counsel fees, and other expenses of any nature (including, without limitation, settlement costs) incurred by Holder as a result of performance of the Agreement, except in the event of a judgment which specifies that Holder acted in bad faith or with gross negligence or willful misconduct.

17. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of New York without regard to its conflict of laws principles.

18. PRIOR AGREEMENTS. The Master Agreement with each Licensee and this Agreement, including the Exhibits to both Agreements, constitute the entire agreement between the parties concerning the subject matter of this Agreement and the Deposit, and shall supersede all previous communications, representations, understandings, and agreements, oral or written, between and among the parties. Licensor and Licensee acknowledge that Holder has no knowledge of the terms and conditions contained in the Master Agreement and that Holder's only obligations shall be as set forth herein or in any other writing signed by Holder, Licensor and Licensee.

19. SEVERABILITY. If any provision of this Agreement is held by any court to be invalid or unenforceable, then that provision will be severed from this Agreement and the remaining provisions shall continue in force.

20. ASSIGNMENT. No party may assign any rights or delegate any obligations under this Agreement without the prior written consent of the others, and any attempt to do so shall be deemed void, except as provided in the Master Agreement. Any party may assign this Agreement to a successor to all or substantially all the capital stock or assets of a party, whether by sale, merger, tender offer or other form of acquisition.

21. WAIVER. Waivers of any right under this Agreement shall only be effective if in writing signed by the party possessing the right.

22. EXHIBITS. The following Exhibits are made a part of this Agreement by this reference:

              Exhibit I-1:  Deposit Materials
              Exhibit I-2:  Release Conditions
              Exhibit I-3:  Rights in Deposit
              Exhibit I-4:  Schedule of Fees

         IN WITNESS WHEREOF, the parties have executed this Master Source Code Escrow Agreement by their duly authorized officers as of the date set forth above.




DATA SECURITIES
  INTERNATIONAL, INC.                       XEROX CORPORATION (LICENSEE)

By:  _____________________________          By:  _____________________________


Title: ___________________________          Title:  __________________________






PRESSTEK, INC. (LICENSOR)

By:  _____________________________


Title: ___________________________

                                   EXHIBIT I-1

                                DEPOSIT MATERIALS
                                -----------------

A.   SOURCE CODE DEPOSIT MATERIALS
     -----------------------------
     1. A copy of source code and all source code documentation, listings, and programmers' notes relating to the design, use, operation, and maintenance of all:

          a.  Licensor's proprietary Software as described in the Master
          Agreement;

          b. Modifications, enhancements, new versions or releases, additions, code corrections, and workarounds of the Software included in the Master Agreement;

          c. Any of the above materials replaced by Licensor and retained by Holder according to the terms of this Agreement; and

          d. source code listings, program specifications, schematics, system documentation, development tools and methodologies, algorithms, flowcharts, modifications, enhancements, programmer commentary, and all necessary data and technical information relating to the Software which will enable a reasonably skilled programmer to create, enhance, maintain, support and modify the Software which is the subject of the Master Agreement, to the extent available.

     2. A description of the development system, hardware, software, compilers, and the like sufficient for Licensee to continue development and support of the Software included in the Master Agreement.

     3. The Deposit materials shall be in machine-readable form on magnetic tape or diskette.

     4.   The source code shall be updated on an annual basis.

B.   COVER SHEET FOR DELIVERY OF DEPOSIT
     -----------------------------------
Deposit Account Name _____________________

Deposit Account Number ___________________

___ Deposit  ___  Supplement to Deposit ___ Replacement of Deposit

Software Name __________________________ Version ______________
Date _______________ CPU/OS ________________ Compiler _________
Application ___________________________________________________
Utilities needed ______________________________________________
Special Operating Instructions ________________________________
Media ___________________________ Quantity ____________________
Hardware Description __________________________________________

                                   EXHIBIT I-2

                               RELEASE CONDITIONS
                               ------------------

The Deposit shall be released to Licensee upon the occurrence of any of the following events:

1. Failure of Licensor following Licensee's giving notice to Licensor, to fulfill its Software support obligations as required within the time periods permitted in the Master Agreement (the "Software Obligations").

2. Failure of Licensor to continue to do business and such failure continues for a period of 90 days.

3. Unless prohibited by law, the filing of a petition by or against Licensor for relief under the United States Bankruptcy Code; a general assignment for the benefit of creditors by Licensor; the appointment of a general receiver or trustee in bankruptcy for Licensor's business or property; or action by Licensor under any state insolvency or similar law for the purpose of its bankruptcy, or liquidation.

4. Any rejection or termination of the Software Obligations by Licensor or its successors or representatives in breach of the provisions of the Software Obligations contained in the Master Agreement, including in all events any rejection or termination of the Software Obligations or any proposal to do so under Title 11 of the United State Code, as now constituted or hereafter amended (the "Bankruptcy Code"), or any other federal or state bankruptcy, insolvency, receivership, or similar law.

5. Failure of a trustee, including Licensor as debtor in possession, in any bankruptcy case hereafter filed by or against Licensor either to assume the Software support obligations contained in the Master Agreement and this Master Source Code Escrow Agreement within forty-five (45) days after the filing of the initial bankruptcy petition or to perform such obligations and this Escrow Agreement within the meaning of Section 365(a)(4)(i) of the Bankruptcy Code.


     The rights in the Software, including associated intellectual property rights, that Licensee may elect to retain following a rejection of the Master Agreement or this Agreement under Section 365(n) of the Bankruptcy Code do not include the right of Licensee to discontinue any royalty or other payment obligation for use of Licensor's Software. Under no circumstances shall Licensee be entitled to use of the Software under this Escrow Agreement without also paying to Licensor (or its successors) any then-accrued or ongoing royalty, distribution fee, other license fee payment obligation arising under the Master Agreement, as well as payment for Presses under the Master Agreement. This Agreement shall be automatically terminated at Licensor's option if Licensee fails to make any such payment obligation following notice thereof from Licensor or is otherwise in default of its obligations under the Master Agreement.

                                   EXHIBIT I-3

                      LICENSEE'S RIGHTS AND OBLIGATIONS IN
                      ------------------------------------
                                ESCROW MATERIALS
                                ----------------


1.   A.   GRANT OF CURRENT LICENSE TO SOURCE CODE. Licensor hereby presently grants to Licensee a limited license in the intellectual property content of the Deposit, exercisable upon release of the Deposit by Holder to Licensee under the Release Conditions. Licensee's license is limited, non-exclusive, and fully-paid-up. Licensee's license to the Deposit materials hereunder is limited in duration to the term of the Master Agreement. Licensee's license to the Deposit is restricted solely to the furtherance of Licensee's rights or fulfillment of Licensor's support obligations for the Licensor software as set forth in the Master Agreement. The license includes the right to use, display and perform any Deposit user documentation or Software (in machine-readable form only). No right is provided to Licensee to copy (except for archive purposes), manufacture, reproduce or distribute or transfer to others copies of the Software or documentation, except as contemplated by the Master Agreement or this Agreement. Use of the Source Code by Licensee shall be limited to the uses of the System permitted under the Master Agreement and shall be limited to use within the Territory as provided in the Master Agreement.

     B. PROTECTION OF INTELLECTUAL PROPERTY RIGHTS IN SOFTWARE. Licensee shall treat the Deposit and Related Materials as confidential information. Licensee shall maintain all confidential information in strict confidence. Licensee shall take all commercially reasonable steps to ensure that no unauthorized person or entity has access to such confidential information of Licensor (including the Deposit material) and that all authorized persons having access to confidential information of Licensor (including the Deposit material) refrain from any unauthorized use or disclosure. All right, title, and interest to Software of Licensor shall at all times remain vested in Licensor. The Software is the exclusive property of Licensor and contains valuable proprietary information and trade secrets of Licensor developed at a great cost and expense. Licensee agrees not to translate, decompile, disassemble, reverse-engineer, create derivative works, or take any other steps intended to produce a source language statement of the Software and not to copy, reproduce, distribute, transfer, or disclose the Software to others without the prior consent of Licensor, except as contemplated by the Master Agreement or this Agreement. Any violation of the foregoing restrictions shall terminate this Agreement and the Master Agreement. Licensee will retain on each copy of the Software and user documentation that it distributes any copyright, trademark, and other intellectual property rights of Licensor.

     C. RETURN OF DEPOSIT. Licensee shall immediately return the Deposit materials if Licensor has cured the release conditions giving rise to the release of the Deposit and resumes performance of its obligations under the Master Agreement. The Escrow Agreement shall be reinstated upon Licensee's return of the Deposit and payment of any fees to Holder. Licensee shall return the Deposit materials in accordance with the standard requirements of Holder.

2. RESTRICTIONS ON USE OF DEPOSIT MATERIALS: Licensee hereby agrees to comply with all of the following provisions in its use of the Deposit materials following any release:

          (i) Licensee shall keep the Deposit materials in a secure location so as to preclude unauthorized persons from having access to the contents thereof at all times when the Deposit materials are being used in accordance with the provisions of this Escrow Agreement. Licensee shall permit Deposit materials to be removed only to the extent of Licensee's actual use of any such contents as required for the exercise of Licensee's rights pursuant to this Escrow Agreement and the Master Agreement.

     (ii) The Deposit materials shall remain on Licensee's premises at all times and shall be returned to the secure location when not in direct or immediate use.

     (iii) Licensee shall limit use of, and access to, the Deposit materials to those of its employees and consultants who are directly involved in the use of the Deposit materials to support the Licensor Software and/or to carry out Licensee's permitted uses, and who have a need to know the contents of the Deposit materials for the performance of their duties in connection with such permitted uses.

     (iv) Licensee shall cause all of its employees and consultants who have access to the Deposit materials to comply with all restrictions on the confidentiality of the Deposit materials set forth in the Master Agreement or in any Confidentiality Agreement between the parties.

     (v) Licensee shall assist Licensor in identifying and preventing any use or disclosure of the Deposit material by the present or former employees or consultants of Licensee in any manner which is not expressly permitted by the Escrow Agreement or Master Agreement.

     (vi) Licensee shall be liable for all damages or costs suffered by Licensor in connection with any unauthorized transfer, disclosure, copying, duplication, reproduction or use or misappropriation of the Deposit material by Licensee or its employees or consultants.

     (vii) At all times during which any portion of the Deposit materials is in use, Licensee shall locate the Deposit materials in a room or container which shall be securely locked so as to preclude unauthorized persons from having access to it. Only those employees referred to in paragraph (iii) above shall have access to keys to the lock of such room or container; and Licensee shall record the signature and date and hour of entry to and departure from such room or container by all persons.

     (viii) Licensee shall not, and shall not permit any of its employees or consultants to, reproduce or copy any of the Deposit material, or remove any copyright or proprietary notice contained or included on or in the Deposit material, or make any disclosure of the Deposit material, except to other employees or consultants of Licensee as may be necessary or appropriate in connection with their permitted use of Deposit material hereunder, or otherwise attempt to transfer the Deposit material to anyone.

3. RETENTION OF TITLE. Licensor retains sole and exclusive title to and ownership of the Deposit materials (except to the extent of components thereof which are licensed to Licensor by its licensors), and all patents, copyrights, and other intellectual property rights in and to the Deposit materials.

4. LICENSEE'S DEFAULT. If Licensee at any time defaults in its obligations under the Master Agreement and such default is not remedied by Licensee within any applicable grace period as provided in the Master Agreement and the Master Agreement is terminated, Licensor may terminate the rights granted to Licensee under this Escrow Agreement.

5. USE OF DEPOSIT AT LICENSEE'S RISK. LICENSEE ACKNOWLEDGES THAT IT USES THE DEPOSIT MATERIALS AT ITS OWN RISK.

                                   EXHIBIT I-4

                                SCHEDULE OF FEES
                                ----------------

FEE & SERVICES SCHEDULE

==========================              ==========                  =========
NEW ESCROW AGREEMENT                    ANNUAL FEE                  SETUP FEE
==========================              ==========                  =========

Comprehensive Preferred                 $    2,650                  $   1,050
Master Preferred                        $    1,350                  $   2,050
Reseller                                $    1,350                  $   2,050
Preferred                               $    1,350                  $   1,050
Web Content Protection                  $    1,000                  $   1,050
FlexSAFE                                $    1,250                  $     350
SAFE                                    $    1,250                  $     350
Technology Protection                   $      700                     No Fee

ADDITIONAL BENEFICIARY
--------------------------
Preferred                               $  650/ea.                  $   1,050
Master Preferred                        $  650/ea.                     No Fee
FlexSAFE                                $  200/ea.                     No Fee
SAFE                                    $   50/ea.                     No Fee

ADDITIONAL DEPOSIT ACCOUNT
--------------------------
Master Preferred                        $      700                     No Fee
================================================================================


================================================================================
SERVICE OPTIONS                                                       FEES
==========================                                          =========
Unlimited deposit updates or replacement, plus
one additional storage unit                                         $ 300/yr.(1)

Individual deposit updates or replacements                          $ 200/ea.

SecurEmail: Unlimited deposits, updates or replacements
sent electronically, via secure e-mail, plus one
additional storage unit                                             $ 500/yr.

DeposiTrack updates                                                 $ 300/ea.(1)

Remote vaulting                                                     $ 500/yr.

Release filing fee                                                    No Fee (2)

Custom contracts                                                      No Fee (3)

Additional storage units                                            $ 100/ea.

Technical verification (estimates based on $225/hr.)

        Verification Level I                                        $   1,000(1)

        Verification Level II                                 $1,500 - $2,000(4)

        Verification Level III                                $4,000 - $8,000(4)
================================================================================
1  Included in the Comprehensive Preferred annual fee.
2  Copying expenses in excess of $300 will be chargeable.
3 An annual fee of $500 may be assessed for contract modifications that change DSI's standard processes or risk, specifically deposit handling, release or termination procedures and general indemnity issues.
4 Verification is a sequential process. A Level I must be completed before work on a Level II can begin, and a Level II must be completed before work on a Level III can begin. Listed fees reflect only the cost for each level.


DSI TECHNOLOGY ESCROW SERVICES
An Iron Mountain Company

For More Information Call: (800) 962-0652
San Francisco o Boston o Chicago o Dallas
Atlanta o San Diego o Los Angeles o Toronto o London www.dsiescrow.com

                                AMENDED MASTER SUPPLY AND DISTRIBUTION AGREEMENT
                                    BETWEEN PRESSTEK, INC. AND XEROX CORPORATION


















                                    EXHIBIT J
                                    ---------

                                    EXHIBIT J
                                    ---------


                            AMENDED SERVICE AGREEMENT


THIS AMENDED SERVICE AGREEMENT (the "Service Agreement") dated as of May 11, 2001 ("Effective Date"), is between Xerox CORPORATION with offices at 800 Phillips Road, Webster, New York 14580 ("Xerox"), and Presstek, Inc. having a place of business at 55 Executive Drive, Hudson, New Hampshire 03051 ("Presstek").

WHEREAS, Xerox and Presstek have entered in to a certain Master Supply and Distribution Agreement dated September 21, 2000 ("Distribution Agreement"); and

WHEREAS, Exhibits J-1, J-2, J-3, J-4, J-5, and J-6, (the "Service Agreement") to the Distribution Agreement set out terms and conditions relevant to Service of Products pursuant to the Distribution Agreement ; and

WHEREAS, Presstek and Xerox wish to amend, modify and restate the terms of the original Service Agreement as set forth herein;

NOW, THEREFORE, in consideration of the premises, other good and valuable consideration received and to be received, Presstek and Xerox hereby agree as follows:

I.       DEFINITIONS

1. "Customer" shall mean the current or future customer of Xerox for the Products and Services. "Customer" may also mean Xerox, when Xerox is a purchaser of the Product, provided however that where terms applicable to Xerox differ from those applicable to other Customers (as expressly set forth herein), such express terms shall continue to apply.

2. "Documentation" shall mean user guides, operating manuals, education materials, product descriptions and specifications, technical manuals, supporting materials, and other information relating to the Products, or used in conjunction with the Services, whether distributed in print, magnetic, electronic, or video format, in effect as of the date the Product is shipped or the Service is provided to Xerox/Customers, including Documentation as defined in the Distribution Agreement as applicable.

3. "Maintenance Site" shall mean the Customer location where Service is to be performed.

4. "Principal Period of Maintenance" ("PPM") shall mean (a) the period during which Services are to be performed at the applicable Maintenance Site, specifically the [CONFIDENTIAL TREATMENT REQUESTED]/*/ commencing at [CONFIDENTIAL TREATMENT REQUESTED]/*/ and ending at [CONFIDENTIAL TREATMENT REQUESTED]/*/ Eastern Time, Monday through Friday, excluding national holidays; and (b) the continuous [CONFIDENTIAL TREATMENT REQUESTED]/*/ periods during which telephone support shall be provided as further set forth herein.

                                       -1-
----------------------------
/*/[CONFIDENTIAL TREATMENT REQUESTED] Indicates material that has been omitted and for which confidential treatment has been requested. All such omitted material has been filed with the Commission pursuant to Rule 24b-2 promulgated under the Securities and Exchange Act of 1934, as amended.

5. "Services" shall mean the services set forth in this Service Agreement and Exhibits, including without limitation rigging arrangements and facilitation, pre-sales site survey, installation, initial and remedial Customer operator training, customer support, maintenance and repair services; compliance with the XAMMP Process attached as Exhibit J-1; Customer application testing; and Customer workflow productivity enhancement (the "Services").

6. "Spares" shall mean spare parts for the Products and modifications, enhancements and improvements thereto which are made pursuant to the terms of this Service Agreement or the Distribution Agreement.

7. "Specifications" shall mean the functional, performance, operational, compatibility, and other specifications or characteristics of Products described in applicable Documentation and such other specifications or characteristics of Products as further set forth in Exhibits B, B1, C, C1, and D to the Distribution Agreement, as modified in writing by the parties from time to time.

8. "Xerox" shall mean Xerox and, unless the context otherwise requires, Xerox Companies.

9. "Xerox Company" shall mean Xerox (Europe) Limited, Fuji Xerox Co., Ltd., Xerox Modi Ltd., and any entity which is owned or controlled directly or indirectly by Xerox Corporation or by any of the foregoing.

10. All other defined terms shall have the meanings identified and set forth in the Distribution Agreement.

II.      PURPOSE

1.       Scope of Services.
         -----------------

         (a) During the initial and any renewal terms of this Service Agreement, Presstek shall provide Services pursuant to the terms and conditions of this Service Agreement and the Distribution Agreement (a) to Customers for the Products on Xerox' behalf as an independent contractor, and (b) to Xerox for demonstration units of Products upon Xerox' issuance of a purchase order therefor as further set forth herein. In the event of any conflict between the terms of this Service Agreement and the terms of the Distribution Agreement with respect to the Services to be provided, the terms of this Service Agreement shall have priority and govern the parties' performance hereunder.

         (b) With respect to any particular corporation, partnership or business which has entered into any form of Customer service contract pursuant to which Presstek is performing services hereunder, (i) Presstek shall not provide repair or maintenance service for any Xerox products other than the Products, and (ii) so long as Xerox maintains the threshold for its exclusive worldwide marketing and sales rights as set out in Section 13 of the Distribution Agreement, Presstek shall not supply Consumables as defined in the Distribution Agreement. Except for the foregoing restriction, nothing in this Service Agreement shall in any way limit Presstek from providing repair service for any Xerox or non-Xerox products.

2. [CONFIDENTIAL TREATMENT REQUESTED]/*/ of Services. Upon the termination of this Service Agreement, or after [CONFIDENTIAL TREATMENT REQUESTED]/*/, Xerox, (or at Xerox' sole discretion, a third-party designated by Xerox) may [CONFIDENTIAL TREATMENT REQUESTED]/*/ under this Service Agreement (e.g., [CONFIDENTIAL TREATMENT REQUESTED]/*/, without any accounting or further obligations to Presstek related to Services hereunder. In the event that this Service Agreement should terminate or Xerox should make such election [CONFIDENTIAL TREATMENT REQUESTED]/*/, [CONFIDENTIAL TREATMENT REQUESTED]/*/, Xerox shall provide Presstek with not less than [CONFIDENTIAL TREATMENT REQUESTED]/*/ days' prior written notice ("Written Notice of Election").

         (a) If, at the time Xerox provides such Written Notice of Election Xerox [CONFIDENTIAL TREATMENT REQUESTED]/*/ and is not otherwise in breach of this Service Agreement or the Distribution Agreement, then:

                  (i) [CONFIDENTIAL TREATMENT REQUESTED]/*/ Xerox, at its discretion, may perform a physical inventory to verify the quantity and condition of such inventory, Spares, and other items;

                  (ii)     [CONFIDENTIAL TREATMENT REQUESTED]/*/ ;

                  (iii)    [CONFIDENTIAL TREATMENT REQUESTED]/*/ ;

                  (iv) Presstek shall, within [CONFIDENTIAL TREATMENT REQUESTED]/*/ days of receiving the Written Notice of Election, begin [CONFIDENTIAL TREATMENT REQUESTED]/*/ [CONFIDENTIAL TREATMENT REQUESTED]/*/ such certification to be completed within the [CONFIDENTIAL TREATMENT REQUESTED]/*/

                  (v) Upon receipt of such written notice, Presstek shall promptly and in good faith [CONFIDENTIAL TREATMENT REQUESTED]/*/ . Should

                                      -3-
----------------------------
/*/[CONFIDENTIAL TREATMENT REQUESTED] Indicates material that has been omitted and for which confidential treatment has been requested. All such omitted material has been filed with the Commission pursuant to Rule 24b-2 promulgated under the Securities and Exchange Act of 1934, as amended.

                           Xerox elect to [CONFIDENTIAL TREATMENT REQUESTED]/*/ as set out in the first paragraph of Section 2 above, and upon such effective date thereof [CONFIDENTIAL TREATMENT REQUESTED]/*/, Article X.4(d) of this Service Agreement shall become effective, and Xerox will perform in accordance with that Section. The parties agree to meet quarterly to discuss the status of [CONFIDENTIAL TREATMENT REQUESTED]/*/ pursuant to this Section and Xerox will use commercially reasonable efforts to provide more than [CONFIDENTIAL TREATMENT REQUESTED]/*/ notice of any decision to make such election; and

                  (vi) In the event Xerox elects [CONFIDENTIAL TREATMENT REQUESTED]/*/ as set forth in this Section, Presstek shall [CONFIDENTIAL TREATMENT REQUESTED]/*/ .

         (b) If, at the time Xerox provides such Written Notice of Election Xerox has not [CONFIDENTIAL TREATMENT REQUESTED]/*/ or is otherwise in breach of this Service Agreement or the Distribution Agreement, then:

                  (i) Presstek, at its sole discretion, [CONFIDENTIAL TREATMENT REQUESTED]/*/ , and, within [CONFIDENTIAL TREATMENT REQUESTED]/*/ days' receipt of such Written Notice of Election, shall notify Xerox of such intent. The parties shall negotiate in good faith and mutually agree as to which [CONFIDENTIAL TREATMENT REQUESTED]/*/ . Following the parties reaching agreement as to which [CONFIDENTIAL TREATMENT REQUESTED]/*/ . For purposes of this Section, "Presstek Certified" shall mean [CONFIDENTIAL TREATMENT REQUESTED]/*/ ;

                  (ii) Presstek will evaluate which inventory Spares and items associated with Presstek meeting its obligations under this Service Agreement [CONFIDENTIAL TREATMENT REQUESTED]/*/ and Xerox, at its discretion, may perform a physical inventory to verify the quantity and condition of such inventory of Spares and other items;

                  (iii) Presstek will evaluate which tools and the quantity of such tools specific to servicing the PAX and SUN Presses ("Press-Specific Tools") that Presstek needs. [CONFIDENTIAL TREATMENT REQUESTED]/*/ . Presstek will also [CONFIDENTIAL TREATMENT REQUESTED]/*/ Xerox any

                                       -4-
----------------------------
/*/[CONFIDENTIAL TREATMENT REQUESTED] Indicates material that has been omitted and for which confidential treatment has been requested. All such omitted material has been filed with the Commission pursuant to Rule 24b-2 promulgated under the Securities and Exchange Act of 1934, as amended.

                           [CONFIDENTIAL TREATMENT REQUESTED]/*/ ;

                  (iv)     [CONFIDENTIAL TREATMENT REQUESTED]/*/ ;

                  (v) Upon receipt of the Written Notice of Election, Presstek shall promptly and in good faith [CONFIDENTIAL TREATMENT REQUESTED]/*/ ). Should Xerox elect to [CONFIDENTIAL TREATMENT REQUESTED]/*/ as set out in the first paragraph of Section 2 above, and upon such effective date thereof [CONFIDENTIAL TREATMENT REQUESTED]/*/, of this Service Agreement shall become effective, and Xerox will perform in accordance with that Section. The parties agree to meet quarterly to discuss the status of [CONFIDENTIAL TREATMENT REQUESTED]/*/ pursuant to this Section and Xerox will use commercially reasonable efforts to provide more than [CONFIDENTIAL TREATMENT REQUESTED]/*/ notice of any decision to make such election;

                  (vi) Presstek shall, within [CONFIDENTIAL TREATMENT REQUESTED]/*/ days of receiving the Written Notice of Election, [CONFIDENTIAL TREATMENT REQUESTED]/*/ [CONFIDENTIAL TREATMENT REQUESTED]/*/ , such certification to be completed within the [CONFIDENTIAL TREATMENT REQUESTED]/*/; and

                  (vii) Should Xerox elect to [CONFIDENTIAL TREATMENT REQUESTED]/*/ as set out herein, neither Xerox nor Xerox' third-party designee(s) [CONFIDENTIAL TREATMENT REQUESTED]/*/

                                       -5-
----------------------------
/*/[CONFIDENTIAL TREATMENT REQUESTED] Indicates material that has been omitted and for which confidential treatment has been requested. All such omitted material has been filed with the Commission pursuant to Rule 24b-2 promulgated under the Securities and Exchange Act of 1934, as amended.

                           [CONFIDENTIAL TREATMENT REQUESTED]/*/ .

3. Product(s) Support Availability. For a period of at least [CONFIDENTIAL TREATMENT REQUESTED]/*/ years from the date Xerox last sells the Product(s) in either [CONFIDENTIAL TREATMENT REQUESTED]/*/, whichever occurs first, and further subject to the terms of this Service Agreement, Presstek agrees to make available Services to Xerox and Customers, at mutually agreeable, reasonable prices and upon reasonable terms. Notwithstanding the foregoing, Presstek may terminate such Services on [CONFIDENTIAL TREATMENT REQUESTED]/*/ written notice in the event that Presstek and Xerox are able to agree to an end of life program reasonably acceptable to Xerox and Presstek. Presstek may terminate any and all obligations under this Section II. 3 [CONFIDENTIAL TREATMENT REQUESTED]/*/ as set out in [CONFIDENTIAL TREATMENT REQUESTED]/*/ , above.

4. Use of Xerox Name. Presstek shall refer to itself as an Authorized Xerox Service Agent with respect to the Products. The parties agree that no commission or other form of compensation shall be payable to Presstek by Xerox in connection with this provision. Advertising and use of the Xerox name and trademarks will conform to guidelines published by Xerox. Presstek shall not refer to itself in any manner that is inconsistent with Presstek's true status or which may be misleading to Customers.

5. Presstek Is Not a Reseller of Xerox Products. During the term of this Service Agreement and any extensions and for one year after the termination of this Service Agreement, Presstek shall not market (either as an agent, reseller, manufacturers' representative, or in any other capacity) any Xerox products or supply items, except as expressly agreed by the parties in a separate written agreement or in the Distribution Agreement. This prohibition shall include, but not be limited to, any assistance or arrangement of the acquisition, sale, rental, marketing, or distribution of Xerox products or supply items by any party other than Xerox.

6. Warranty Obligations. Services identified herein are in addition to Presstek's warranty obligations with respect to Products as further set forth in the Distribution Agreement, including Systemic Defect provisions as defined therein.

III.     SERVICE ENGAGEMENT PROCESS

1.       Customer Service.
         -----------------

         (a) As directed by Xerox and in accord with the terms and conditions hereof, Presstek shall provide the installation and Service offerings to Customers identified in Exhibit J-2 ("Installation, Service Offerings, Training and Pricing").

         (b) Presstek shall prepare a Product Service Offerings package for Customers in a format reasonably agreeable to Xerox and obtain Xerox' advance written consent to any material modifications thereto. Xerox will not unreasonably withhold this consent.

                                       -6-
----------------------------
/*/[CONFIDENTIAL TREATMENT REQUESTED] Indicates material that has been omitted and for which confidential treatment has been requested. All such omitted material has been filed with the Commission pursuant to Rule 24b-2 promulgated under the Securities and Exchange Act of 1934, as amended.

         (c) Xerox shall present and Customer may elect Service Offerings at the time Customer enters into the Xerox order agreement for Products.

         (d) The parties shall agree upon, and Presstek shall implement, a documented process for Customer's acceptance of Product installation and written Service estimates to be provided by Presstek to Customer in accordance with the foregoing. If any request results in a significant change to any Estimate of Charges provided by Presstek, Presstek shall promptly provide revised estimates and the parties shall negotiate in good faith such request and revisions.

2.       Service of Xerox Demonstration or Internal-Use Equipment.
         --------------------------------------------------------

         (a) Presstek shall provide Services to Xerox at Xerox' request from time to time for demonstration units of Products, including without limitation resources to set up, run and maintain such units in accordance with the terms hereof at a charge not to exceed costs actually incurred by Presstek without markup or other charge. The parties have mutually agreed that the North American display/demonstration site shall be in Hudson, New Hampshire. Any change in this site location shall be mutually agreed by the parties. Any other North American site shall be negotiated between the parties. Should the Parties jointly agree to establish additional site(s), the location of the additional site(s) and the cost of services of such additional units to be negotiated between the parties.

         (b) Presstek shall provide Services to Xerox at Xerox' request from time to time for trade-show units of Products, including without limitation resources to set up, run and maintain such units in accordance with the terms hereof at a charge not to exceed costs actually incurred by Presstek without markup or other charge.

         (c) Presstek shall also provide Services at Xerox' request from time to time with respect to Products purchased by Xerox for Xerox's own use. Presstek shall accept, by providing to Xerox a written or an oral acceptance, those purchase orders issued by Xerox for Service which do not establish new or conflicting terms and conditions from those set forth in this Service Agreement or the Distribution Agreement, as well as purchase orders incorporating terms and conditions which have been separately agreed upon in writing by the parties. Presstek may reject a purchase order that does not meet the conditions described in this Section by promptly providing to Xerox a written explanation of the reasons for such rejection. Xerox shall have no responsibility or liability for or with respect to Services provided without a purchase order.

         (d) Upon [CONFIDENTIAL TREATMENT REQUESTED]/*/ days' notice Xerox may issue an alteration to a purchase order in order to, without limitation, (i) modify the quantity or type of Services to be performed, (ii) implement any change or modification as required or permitted in this Service Agreement, (iii) correct typographical or clerical errors, or
                  (iv) order Services which are of superior quality or are new options of the Services set forth in such original purchase order. Xerox may issue an alteration to a purchase order in order to change a Maintenance Site provided that (i) Xerox provides Presstek [CONFIDENTIAL TREATMENT REQUESTED]/*/ days' notice

                                       -7-
----------------------------
/*/[CONFIDENTIAL TREATMENT REQUESTED] Indicates material that has been omitted and for which confidential treatment has been requested. All such omitted material has been filed with the Commission pursuant to Rule 24b-2 promulgated under the Securities and Exchange Act of 1934, as amended.

                  where the change of a Maintenance Site involves the relocation of a Product; or (ii) Xerox provides Presstek [CONFIDENTIAL TREATMENT REQUESTED]/*/ days' notice where the change of a Maintenance Site does not involve the relocation of a Product. Xerox may increase the level of Services to be performed by Presstek and may decrease the level of Services or discontinue Services by providing [CONFIDENTIAL TREATMENT REQUESTED]/*/ days' advance written notice to Presstek. Xerox shall promptly receive a pro-rata modified fee for a decreased level of Services (or a pro-rata increase in fee for an increase in the level of Service) or the amount for discontinued Services after the effective date of the notice. Xerox may reinstate any discontinued Services by providing [CONFIDENTIAL TREATMENT REQUESTED]/*/ days' advance written notice to Presstek.

         (e) Except as otherwise agreed upon by the parties, Xerox may cancel [CONFIDENTIAL TREATMENT REQUESTED]/*/ of a purchase order for Service(s) without charge or penalty upon Presstek's receipt of written notice thereof [CONFIDENTIAL TREATMENT REQUESTED]/*/ days prior to the scheduled time of performance of the affected Services, except in the case where Xerox has requested a change in the Maintenance Site that involves the relocation of a Product, in which case Xerox may cancel all or a portion of a purchase order for such Service(s) upon Presstek's receipt of written notice thereof [CONFIDENTIAL TREATMENT REQUESTED]/*/ business days prior to the scheduled time of the performance of the affected Service. In the event Xerox fail to provide written notice within the times specified in this paragraph, Xerox [CONFIDENTIAL TREATMENT REQUESTED]/*/ related to the cancelled purchase order (provided that such amount will not exceed the value stated on the purchase order).

IV.      PERFORMANCE OF SERVICES

1. Customer Installation/Rigging/Operator Training. Presstek will provide installation and Customer operator training support in compliance with the requirements and pricing set forth in Exhibit J-4, "Customer Training", and Exhibit G to the Master Agreement, "Product Pricing", to Customers for the Products upon receipt of a purchase order from the Customer or Xerox as applicable and upon Customer meeting Presstek's credit approval requirements. Presstek will coordinate all rigging and shall charge the Customer for all rigging and associated costs.

2. Xerox Training. Presstek will provide [CONFIDENTIAL TREATMENT REQUESTED]/*/ levels of training to Xerox under the terms of this Service Agreement: [CONFIDENTIAL TREATMENT REQUESTED]/*/; and [CONFIDENTIAL TREATMENT REQUESTED]/*/. The training provided by Presstek for either [CONFIDENTIAL TREATMENT REQUESTED]/*/ or [CONFIDENTIAL TREATMENT REQUESTED]/*/, herein, shall be scheduled in groups of no less than [CONFIDENTIAL TREATMENT REQUESTED]/*/ but no more than [CONFIDENTIAL TREATMENT REQUESTED]/*/ people at a time at Presstek's facilities or at another location agreed to by Presstek.

         Presstek will provide training to Xerox employees, in accordance with this Section, [CONFIDENTIAL TREATMENT REQUESTED]/*/ ("Xerox' [CONFIDENTIAL TREATMENT REQUESTED]/*/ Training") provided, however, that Xerox' [CONFIDENTIAL TREATMENT REQUESTED]/*/ Training sessions (not including preparation) shall involve not more than [CONFIDENTIAL TREATMENT REQUESTED]/*/ person days of Presstek training personnel time. Xerox may, at its own discretion, allot Xerox' [CONFIDENTIAL TREATMENT REQUESTED]/*/ Training among its employees for use in either [CONFIDENTIAL TREATMENT REQUESTED]/*/ or [CONFIDENTIAL TREATMENT REQUESTED]/*/, or any combination thereof, subject to the limitations set out in this Section.

                                       -8-
----------------------------
/*/[CONFIDENTIAL TREATMENT REQUESTED] Indicates material that has been omitted and for which confidential treatment has been requested. All such omitted material has been filed with the Commission pursuant to Rule 24b-2 promulgated under the Securities and Exchange Act of 1934, as amended.

         Any training provided by Presstek beyond Xerox' Free Training shall be performed in accordance with this Section and at Xerox' expense; the cost of which is set forth in Exhibit J-6. Presstek will provide such service as set out below:

                  (i.) Training to Familiarize Xerox Employees. Presstek will provide Service training at [CONFIDENTIAL TREATMENT REQUESTED]/*/ cost to Xerox technical representatives. Such training shall be reasonably directed to familiarize Xerox personnel with the installation, servicing and associated issues with regard to Products. Xerox cost for such training activities is set forth in Exhibit J-6.

                  (ii.) Training to Certify Xerox Employees. Within [CONFIDENTIAL TREATMENT REQUESTED]/*/ days of Xerox electing to transfer services, as set out in Article
                           II. 2, above or at any time Xerox may request, Presstek will provide Certified Service Training to Xerox, or Xerox-designated individuals. Such training shall be to certify said Xerox-designated individuals to be qualified to install, service and perform tasks associated with issues with regard to Products as described in Exhibit J-4. Presstek will provide this initial certification training, or any additional certification to Xerox-designated personnel at [CONFIDENTIAL TREATMENT REQUESTED]/*/ expense, as set forth in Exhibit J-6.

3. Telephone Support. Presstek will maintain a toll-free number telephone support hotline for direct Customer technical support, troubleshooting, onsite service requests, and information concerning Products and/or Consumables [CONFIDENTIAL TREATMENT REQUESTED]/*/ hours/day, [CONFIDENTIAL TREATMENT REQUESTED]/*/ days/week including holidays, as set out in Exhibit J-2, which shall be available to Xerox or other such Customers that select the appropriate Service offering hereunder at [CONFIDENTIAL TREATMENT REQUESTED]/*/ additional cost, provided that Xerox or Customers who select such telephone support as an individual offering shall be liable for the applicable fees therefor as set forth in Exhibit J-2.

4.       Preventive/Remedial Maintenance.
         -------------------------------

         (a) Presstek shall provide to Xerox and Customers who have contracted with Presstek for any Service Offering all preventive and remedial maintenance Services for the Products as may be necessary or appropriate to keep such Products in, or restore such Products to, good working order and operating condition and capable of performing in accordance with the applicable Specifications. Such Services shall include without limitation the following: scheduled visits to the Customer Site to perform complete mechanical and electrical preventive maintenance, including any preventive maintenance required or recommended to be performed by the applicable Product manufacturer, and any cleaning, adjusting, lubricating, inspecting and testing necessary to reduce Product failure and extend useful Product life and ensure performance in accordance with the Product Specifications. The scheduling of preventive maintenance will be mutually agreed upon with Xerox/the Customer from time to time in order to minimize interruption of use of the Product.

         (b) Presstek shall provide remedial maintenance upon notification by Customer or Xerox that the Product requires maintenance.

                                       -9-
----------------------------
/*/[CONFIDENTIAL TREATMENT REQUESTED] Indicates material that has been omitted and for which confidential treatment has been requested. All such omitted material has been filed with the Commission pursuant to Rule 24b-2 promulgated under the Securities and Exchange Act of 1934, as amended.

                  Remedial maintenance shall include unscheduled work required by Customer or Xerox from time to time as required to repair or replace defective Product or components thereof and to return such defective Product/components to good working order and operating condition and capable of performing in accordance with the applicable Specifications. In the event Product/components are not so operational, Presstek shall pay, or reimburse Xerox and/or Customer for [CONFIDENTIAL TREATMENT REQUESTED]/*/ as a result of such inoperability .

         (c) In accordance with this Section, Presstek shall provide to Customer the installation of engineering changes required or recommended by the Product manufacturer or provider. Presstek shall notify Xerox and Customer of the engineering changes to be installed, and Xerox and/or Customer may, at its option, consent to such installation and limit the installation or timing of engineering changes other than safety changes.

5.       Response Time.
         -------------

         (a) Presstek shall establish a work support process that includes a "Customer Support Center" utilizing call logs and second and third level support processes, together with a process for implementing the escalation procedure outlined in Exhibit J-5. A subject matter expert ("SME") will call the Customer within [CONFIDENTIAL TREATMENT REQUESTED]/*/ minutes of being assigned a Services call during the PPM.

         (b) Presstek will provide Service to two types of Customers: (i) those who enter a separate Service Contract with Presstek ("Contract Customers"); and (ii) those that do not enter into a separate Service Contract with Presstek ("Non-Contract Customers").

                  (i) Contract Customers. In the case of a Contract Customer, upon either written or verbal notice by Contract Customer to Presstek during the PPM that remedial maintenance is required, Presstek's qualified maintenance personnel shall arrive at the Maintenance Site within [CONFIDENTIAL TREATMENT REQUESTED]/*/ of notification and shall use commercially reasonable efforts to accomplish the necessary repairs as promptly as possible; provided, however, that Presstek agrees during the term hereof to use commercially reasonable efforts to decrease this response time. If the required response time should extend beyond the PPM, Presstek and Customer (or Presstek and Xerox where Service is requested for a Xerox-owned machine) shall mutually agree whether such Services shall be performed at such time or during the next PPM. If Presstek's maintenance personnel fail to arrive or use commercially best efforts to be fully prepared to perform Services within the required response time period, the Customer, shall receive a credit from Presstek in an amount set out under the terms of the Service Agreement between Presstek and the Contract Customer.

                                      -10-
----------------------------
/*/[CONFIDENTIAL TREATMENT REQUESTED] Indicates material that has been omitted and for which confidential treatment has been requested. All such omitted material has been filed with the Commission pursuant to Rule 24b-2 promulgated under the Securities and Exchange Act of 1934, as amended.

                  (ii) Non-Contract Customers. In the case of a Non-Contract Customer, upon either written or verbal notice by Non-Contract Customer to Presstek during the PPM that remedial maintenance is required, Presstek's qualified maintenance personnel shall arrive at the Maintenance Site within [CONFIDENTIAL TREATMENT REQUESTED]/*/ consecutive hours of notification and shall use commercially reasonable efforts to accomplish the necessary repairs as promptly as possible; provided, however, that Presstek agrees during the term hereof to use commercially reasonable efforts to decrease this response time. If the required response time should extend beyond the PPM, Presstek and the Customer (or Presstek and Xerox where Service is requested for a Xerox-owned machine) shall decide whether such Services shall be performed at such time or during the next PPM. If Presstek's maintenance personnel fail to arrive or use commercially best efforts to be fully prepared to perform Services within the required response time period, the Non-Contract Customer shall be entitled to a [CONFIDENTIAL TREATMENT REQUESTED]/*/ discount for maintenance charges payable to Presstek hereunder.

         (c) In addition to and without limiting the foregoing, any and all Customers identified software problems will be managed through a Presstek process generally equivalent to the Xerox Software Problem Action Request Process (SPAR Process). SPAR(s) are rated by severity of the Product Failure (as defined in the Distribution Agreement) and defined as follows:

                  SEVERITY LEVEL 1 shall be defined as a "catastrophic problem" wherein the Customer's system is down, and/or the user has no production capability, or a field service technician cannot proceed with an installation.
                  SEVERITY LEVEL 2 shall be defined as a "severe problem" wherein the Customer's system is up, but production capability is seriously degraded.
                  SEVERITY LEVEL 3 shall be defined as a "moderate problem" wherein the Customer's system is up, but production capability is reduced.
                  SEVERITY LEVEL 4 shall be defined as a "minor problem" wherein the Customer's system is up, with no significant impact to production.

6. Problem Severity Response Time/Resolution Time. Presstek will make every commercially reasonable attempt to achieve the following Response Times and Target Resolution Times for each SPAR:

         SEVERITY              RESPONSE TIME       TARGET RESOLUTION TIME

         Level (1)             [CONFIDENTIAL TREATMENT REQUESTED]/*/
         Level (2)             [CONFIDENTIAL TREATMENT REQUESTED]/*/
         Level (3)             [CONFIDENTIAL TREATMENT REQUESTED]/*/
         Level (4)             [CONFIDENTIAL           the next version of
                               TREATMENT REQUESTED]/*/ the Product(s)

         Presstek will use commercially reasonable efforts to remedy or ameliorate the problem within a commercially reasonable period, depending on the severity of the problem. Failure of Presstek to meet the above Response Times and Target Resolution Times shall not be considered a breach of this Service Agreement, provided that Presstek makes every commercially reasonable attempt to do so as provided herein.

                                      -11-
----------------------------
/*/[CONFIDENTIAL TREATMENT REQUESTED] Indicates material that has been omitted and for which confidential treatment has been requested. All such omitted material has been filed with the Commission pursuant to Rule 24b-2 promulgated under the Securities and Exchange Act of 1934, as amended.

         Notwithstanding the foregoing, Presstek's failure to achieve the above Response and Target Resolution Times for at least [CONFIDENTIAL TREATMENT REQUESTED]/*/ of SPARs in any rolling [CONFIDENTIAL TREATMENT REQUESTED]/*/ month period shall constitute a material breach of this Service Agreement.

         "Response Time" is defined as the time necessary to (a) acknowledge the receipt of a problem, or (b) request any additional information as is necessary for the Presstek Technical Support group to escalate the problem to the Presstek QA or engineering groups for resolution. In the event of (b) above, the Presstek Technical Support group will be responsible for monitoring the timeliness of the QA/Engineering response, as well as keeping the OEM Technical Support group updated as to the status of the problem. In the case of a problem submitted by telephone, it is assumed that the response is immediate in that the call is answered as soon as a Presstek Technical Support representative is available to answer.

         "Resolution Time" is defined as the time necessary to provide a software fix or work around, explanation of functionality or other such item as to (a) resolve the customer's problem where it is proven to be the fault of Product software or firmware, and/or (b) provide reasonable explanation or evidence that the problem is not the result of Presstek firmware or software. Presstek Technical Support will use commercially reasonable efforts when resolving Customer issues for Xerox.

         Presstek shall have the additional SPAR responsibilities set forth on Exhibit J-6.

7. Customer Satisfaction Surveys. The parties shall jointly agree upon a format for and administer a Customer Service Satisfaction Survey. Presstek shall achieve an average monthly score on such Customer Service Satisfaction Survey of not less than [CONFIDENTIAL TREATMENT REQUESTED]/*/. Should Presstek achieve an average monthly score below [CONFIDENTIAL TREATMENT REQUESTED]/*/ but above [CONFIDENTIAL TREATMENT REQUESTED]/*/ for [CONFIDENTIAL TREATMENT REQUESTED]/*/, the parties shall meet to agree on a course of remedial action. Should Presstek achieve an average monthly score below [CONFIDENTIAL TREATMENT REQUESTED]/*/ but above [CONFIDENTIAL TREATMENT REQUESTED]/*/ for any [CONFIDENTIAL TREATMENT REQUESTED]/*/ months, Xerox may consider such action a material breach of this Service Agreement. Should Presstek achieve an average monthly score of [CONFIDENTIAL TREATMENT REQUESTED]/*/ or below for any [CONFIDENTIAL TREATMENT REQUESTED]/*/, Xerox may consider such action a material breach of this Service Agreement. The parties agree to renegotiate the minimum average score for purposes of this Section on an annual basis to reflect year-over-year improvements and productivity.

8. [CONFIDENTIAL TREATMENT REQUESTED]/*/ Configuration Units of PAX Products. Presstek shall not charge Customers for Services rendered with respect to the [CONFIDENTIAL TREATMENT REQUESTED]/*/ [CONFIDENTIAL TREATMENT REQUESTED]/*/ Configuration units of PAX Presses [CONFIDENTIAL TREATMENT REQUESTED]/*/ of the Distribution Agreement) during the [CONFIDENTIAL TREATMENT REQUESTED]/*/ month period commencing with installation at a Customer location.

9. Presstek shall not charge Customers for Services rendered with respect to the [CONFIDENTIAL TREATMENT REQUESTED]/*/ PAX and [CONFIDENTIAL TREATMENT REQUESTED]/*/ SUN [CONFIDENTIAL TREATMENT REQUESTED]/*/ Configuration units of Product (identified in Section 6(d) of the Distribution Agreement) during the applicable [CONFIDENTIAL TREATMENT REQUESTED]/*/ test period.

                                      -12-
----------------------------
/*/[CONFIDENTIAL TREATMENT REQUESTED] Indicates material that has been omitted and for which confidential treatment has been requested. All such omitted material has been filed with the Commission pursuant to Rule 24b-2 promulgated under the Securities and Exchange Act of 1934, as amended.

V.       SPARES

1. Spares Inventory. At the commencement of this Service Agreement, Presstek shall (a) provide Xerox with a list of repairable and non-repairable parts and (b) compile a Spares inventory, such inventory to be Presstek's estimate of the parts reasonably necessary to allow for the provision of Services to Customers. These Spares shall at all times remain the property of Presstek until and unless they are provided to Customers as part of the Services. Presstek shall maintain spares at an adequate level in [CONFIDENTIAL TREATMENT REQUESTED]/*/ and [CONFIDENTIAL TREATMENT REQUESTED]/*/ (and such other geographic locations in which the parties agree to market and distribute the Products, the timing thereof to be negotiated and agreed, provided that Presstek must meet Xerox' launch requirements concerning Spares) to support the then current installed base of Products. Presstek will also make available to Customers a list of all spares that Presstek reasonably believes should be kept on site and of which the Customer may want to keep in the Customer's inventory.

2. Emergency Spares Inventory. Presstek shall at all times maintain an adequate inventory of each Spare, at no cost to Xerox, and use this supply of Spares solely for shipment to Xerox or its Customers as emergency Spares, when requested. Deliveries of emergency Spares shall be made as promptly as practicable but not more than [CONFIDENTIAL TREATMENT REQUESTED]/*/ hours of Xerox' or Customer's written or verbal request to Presstek.

3. Spares Delivery and Invoicing. Presstek will supply Spares directly to and invoice Xerox/the Customer in accordance with mutually agreed upon terms.

4. Continuity of Supply. Presstek shall make available to Xerox and its Customers Spares (as that term is defined in the Distribution Agreement) for a period of [CONFIDENTIAL TREATMENT REQUESTED]/*/ years from the last delivery of Products under the Distribution Agreement and notwithstanding any termination or expiration hereof.

5. Equivalent Spares. Xerox agrees to accept equivalent and/or interchangeable (form, fit and function compatible as defined herein) Spares during the [CONFIDENTIAL TREATMENT REQUESTED]/*/ year period set forth above, if Presstek's source of supply should change and such change is beyond Presstek's reasonable control. The determination as to whether Spares are equivalent and/or interchangeable shall be made by mutual agreement of the parties.

6. Payment Terms. Payment for Spares shall be due within [CONFIDENTIAL TREATMENT REQUESTED]/*/ days of Xerox' or the Customer's receipt of correct invoice, subject to Presstek's credit approval of the Customer.

7. Shipping Terms. Shipping terms for Spares shall be as agreed by the parties.

8. Priority. Presstek shall use commercially reasonable efforts to supply Spares and Consumables at the lead time agreed upon by the parties on a priority basis to Customers and to Xerox to replenish any Xerox low stock condition, and shall immediately upon receipt of relevant purchase orders notify Xerox of the anticipated shipment date of all Spares orders.

                                      -13-
----------------------------
/*/[CONFIDENTIAL TREATMENT REQUESTED] Indicates material that has been omitted and for which confidential treatment has been requested. All such omitted material has been filed with the Commission pursuant to Rule 24b-2 promulgated under the Securities and Exchange Act of 1934, as amended.

VI.      SERVICE TOOLS, DOCUMENTATION AND RECORDS

1. Tools. Presstek shall acquire and maintain at its own expense those tools necessary for the adequate performance of the Services. Pagers or cell phones are considered a tool and necessary for the adequate performance of the Services. Presstek is required to supply all technicians with a pager or cell phone that will support Xerox processes.

2.       Service Documentation.

         (a) Presstek is responsible for ensuring the availability of sufficient Documentation to support its provision of Services prior to commencing the provision of Services to Customers pursuant to this Service Agreement. Documentation shall be updated by Presstek from time to time as it deems necessary with notification to Xerox thereof.

         (b) The parties agree that Documentation as defined herein shall not contain the Xerox name or trademark or any other reference to Xerox, until Xerox has verified such Documentation and provided written consent to such use.

3. Service Records. Presstek shall maintain complete and accurate written records detailing without limitation (a) an inventory of all Products covered by Services hereunder listed by manufacturer, model number, serial number and Maintenance Site, and (b) all Services provided hereunder including, but not limited to, service logs, call close reports ("SCRs"), and itemized reports and records of all of Xerox and Customer requests for Services and Presstek's corresponding response and resolution times. Presstek shall provide such records to Xerox monthly as well as following a request from Xerox therefor and shall assist Xerox in reconciling any differences between its records and Xerox' and/or Customer records. Xerox shall establish a Product Performance Reporting System database and Presstek shall provide Xerox with the foregoing information in those formats (and via those processes) that Xerox may designate from time to time consistent with such database. It shall be Presstek's responsibility to ensure that this information is complete and accurate.

4. Review. During the term of this Service Agreement, the parties shall conduct monthly team status conference calls and formal quarterly performance reviews to assess delivery and performance of Products as well as the Services performed by Presstek hereunder.

VII.     STANDARD OF CONDUCT AND ADDITIONAL OBLIGATIONS OF Presstek

1.       Personnel Competence, Training, and Conduct.

         (a) Presstek shall assign a sufficient number personnel to perform the Services who are competent to perform the Services. Presstek employees shall not provide any part of the Services on any Product until he or she has been successfully trained by Presstek and/or the manufacturer of the Products. If a person assigned by Presstek to perform any Services becomes unavailable to do so for any reason, Presstek shall replace that person with one of comparable ability.

         (b) Presstek and its employees shall make no representations about Xerox or the Products other than those contained in promotional literature provided by Xerox or otherwise authorized in writing by Xerox.

         (c) The conduct of Presstek, its employees, and representatives shall conform to the highest ethical standards and shall reflect favorably on the good name and reputation of Xerox.

2. Customer Complaints. Recognizing the importance of Customer satisfaction to Xerox, Presstek shall use commercially reasonable efforts to avoid customer complaints. However, if Xerox receives a written customer complaint about Presstek's performance of the Services, Xerox shall: [CONFIDENTIAL TREATMENT REQUESTED]/*/ .

                  (i.) If Xerox determines that [CONFIDENTIAL TREATMENT REQUESTED]/*/ , Xerox shall notify Presstek accordingly and Presstek must submit to Xerox [CONFIDENTIAL TREATMENT REQUESTED]/*/. Such [CONFIDENTIAL TREATMENT REQUESTED]/*/ shall be transmitted to Xerox not later than [CONFIDENTIAL TREATMENT REQUESTED]/*/, of the [CONFIDENTIAL TREATMENT REQUESTED]/*/ business day following the business day that Xerox notified Presstek [CONFIDENTIAL TREATMENT REQUESTED]/*/ .

                  (ii.) If Presstek [CONFIDENTIAL TREATMENT REQUESTED]/*/ , Xerox shall reasonably determine whether Presstek's [CONFIDENTIAL TREATMENT REQUESTED]/*/ .

                  (iii.) If Xerox reasonably determines that the [CONFIDENTIAL TREATMENT REQUESTED]/*/, Presstek shall, at Presstek's expense, [CONFIDENTIAL TREATMENT REQUESTED]/*/ .

                  (iv.) If Xerox reasonably determines that the [CONFIDENTIAL TREATMENT REQUESTED]/*/, Xerox may, at its sole discretion, either [CONFIDENTIAL TREATMENT REQUESTED]/*/ , or [CONFIDENTIAL TREATMENT REQUESTED]/*/. If Xerox submits to Presstek a [CONFIDENTIAL TREATMENT REQUESTED]/*/ , Presstek shall, at Presstek's expense, [CONFIDENTIAL TREATMENT REQUESTED]/*/ .

                  (v.) Xerox shall have access to [CONFIDENTIAL TREATMENT REQUESTED]/*/ as necessary to [CONFIDENTIAL TREATMENT REQUESTED]/*/ and to verify that [CONFIDENTIAL TREATMENT REQUESTED]/*/.

                  (vi.) If [CONFIDENTIAL TREATMENT REQUESTED]/*/, or if Presstek [CONFIDENTIAL TREATMENT REQUESTED]/*/, Xerox may, at its sole discretion consider [CONFIDENTIAL TREATMENT REQUESTED]/*/.

                                      -15-
----------------------------
/*/[CONFIDENTIAL TREATMENT REQUESTED] Indicates material that has been omitted and for which confidential treatment has been requested. All such omitted material has been filed with the Commission pursuant to Rule 24b-2 promulgated under the Securities and Exchange Act of 1934, as amended.

Material Breach. Any failure of Presstek, its employees, or representatives to conduct themselves in accordance with this Section as reasonably determined by Xerox will constitute material breach of this Service Agreement.

VIII.    WARRANTIES

1. Presstek Warranties. Provided that Xerox has not [CONFIDENTIAL TREATMENT REQUESTED]/*/ , Presstek represents and warrants that: (a) it shall perform all Services hereunder in a competent and professional manner in accordance with the terms of this Service Agreement and Exhibits, industry accepted standards and all applicable laws, and in a manner which will maximize Product reliability and performance, ensure to the greatest extent possible the safety and convenience of the Customers, and results in Xerox receiving [CONFIDENTIAL TREATMENT REQUESTED]/*/ from no more than [CONFIDENTIAL TREATMENT REQUESTED]/*/ of the Customers regarding Presstek's conduct, appearance, or quality of service; (b) Presstek has not entered and will not enter into agreements or commitments which are inconsistent with or conflict with the rights granted to Xerox in this Service Agreement; (c)Presstek, in providing the Services under this Service Agreement is not, and has not been notified that it may be, in violation of any third parties' intellectual property rights including, but not limited to, copyrights, patents or trade secrets; (d) Presstek will provide sufficient employees to complete the Services ordered within the applicable time frames established pursuant to this Service Agreement; and (e) any parts supplied pursuant to this Service Agreement will be free from defects in material and workmanship under normal use and service for a period of [CONFIDENTIAL TREATMENT REQUESTED]/*/ days from the date of its installation or the expiration of the full warranty period (whichever is later). Any failure by Presstek to comply with the foregoing warranties will constitute a material breach of this Service Agreement.

2. Disclaimer. Except for the express warranties set forth above, Presstek disclaims and Xerox waives all other warranties, express or implied, including the warranty of merchantability and fitness for a particular purpose.

IX.      COMPENSATION, INVOICING AND PAYMENT

1.       Compensation.

         (a) Subject to Section III.2(a), Presstek shall be compensated for Services by Xerox or Customer, as applicable, in accordance with the prices set forth in Exhibit J-3. Except as expressly provided herein, such prices shall constitute Presstek's sole compensation for Services.

         (b) Xerox' liability for Services, including without limitation [CONFIDENTIAL TREATMENT REQUESTED]/*/, shall be limited to the amount due and owing for Services rendered pursuant to a purchase order issued by Xerox in accordance with the provisions of Section 2(a) above. In no event shall Xerox have any liability to Presstek for Services performed by Presstek for any non-Xerox Customer whether

                                      -16-
----------------------------
/*/[CONFIDENTIAL TREATMENT REQUESTED] Indicates material that has been omitted and for which confidential treatment has been requested. All such omitted material has been filed with the Commission pursuant to Rule 24b-2 promulgated under the Securities and Exchange Act of 1934, as amended.

                  pursuant to any Customer contract or otherwise, and Presstek agrees to look solely to the applicable Customer for collection of any amounts due and owing at any time, provided that Presstek may require each Customer to obtain prior credit approval. [CONFIDENTIAL TREATMENT REQUESTED]/*/

2. Invoicing Xerox. Charges for Services performed pursuant to purchase orders issued by Xerox will be billed to Xerox monthly and shall be due and payable within [CONFIDENTIAL TREATMENT REQUESTED]/*/ days of Xerox' receipt of Presstek's correct invoice, provided that outside of North America, charges shall be and shall be due and payable within [CONFIDENTIAL TREATMENT REQUESTED]/*/ days following Xerox' receipt of Presstek's correct invoice.

3. Invoicing Customers. All charges for Services performed by Presstek will be billed to Customer directly pursuant to terms of the contract with such Customer.

X.       TERM AND TERMINATION

1. Term. The initial term of this Service Agreement shall commence upon the Effective Date and, subject to the termination provisions set forth below, shall continue in full force and effect until [CONFIDENTIAL TREATMENT REQUESTED]/*/. the parties agree that not less than [CONFIDENTIAL TREATMENT REQUESTED]/*/ days prior to the expiration of any term or renewal term, either party may notify the other party in writing of nonrenewal, or, in the absence of such notification, the parties agree to negotiate in good faith any modifications and/or other terms and conditions for such renewal.

2. Termination for Breach. Either party may terminate this Service Agreement if a material breach by the other party remains uncured [CONFIDENTIAL TREATMENT REQUESTED]/*/ days after written notice of such material breach is given by the non-breaching party. Termination of this Service Agreement does not result in a breach of the Distribution Agreement.

3. Breaches Providing Grounds for Immediate Termination. Xerox shall have the right to immediately terminate this Service Agreement for material breach and the cure period set forth above shall not apply if (a) Xerox determines this Service Agreement has been materially breached as more fully set forth in Article [CONFIDENTIAL TREATMENT REQUESTED]/*/, Sections [CONFIDENTIAL TREATMENT REQUESTED]/*/, and [CONFIDENTIAL TREATMENT REQUESTED]/*/ of this Service Agreement; and/or (b) Presstek breaches any of the provisions of this Service Agreement set forth in Sections [CONFIDENTIAL TREATMENT REQUESTED]/*/, and [CONFIDENTIAL TREATMENT REQUESTED]/*/. A breach of this Service Agreement shall not constitute a breach of, or otherwise affect, the Distribution Agreement.

                                      -17-
----------------------------
/*/[CONFIDENTIAL TREATMENT REQUESTED] Indicates material that has been omitted and for which confidential treatment has been requested. All such omitted material has been filed with the Commission pursuant to Rule 24b-2 promulgated under the Securities and Exchange Act of 1934, as amended.

4.       Effect of Termination/Expiration.

         (a) Presstek shall return or destroy, at Xerox' election and direction, all confidential information.

         (b) Presstek shall immediately cease to refer to itself as a Xerox Authorized Service Agent.

         (c) All right, title and interest in and to any and all tools, materials or other items which are provided by Xerox to Presstek in connection with Presstek's performance hereunder ("Xerox Property") shall be vested in Xerox. Presstek holds Xerox Property as bailee and shall not substitute any property for Xerox Property, use Xerox Property except in connection with performance hereunder, or reproduce Xerox Property. Presstek shall make entries in its books showing that Xerox Property is held for the account of Xerox and shall furnish Xerox on demand a true and complete inventory of Xerox Property held by Presstek for any relevant period of time designated by Xerox. While in Presstek's custody or control Xerox Property shall (a) be plainly marked or otherwise identified as "Property of Xerox Corporation" and stored in a separate area in Presstek's place of business, (b) be held at Presstek's sole risk, and (c) be kept insured by Presstek at its own expense in an amount equal to the then current replacement cost with loss payable to Xerox. Upon termination, non-renewal or Xerox' demand, Presstek shall immediately return to Xerox all Xerox Property in its possession or control.

         (d) In the event this Service Agreement is terminated other than for a material breach by Xerox of its obligations hereunder, and/or in the event that following expiration or termination of this Service Agreement Presstek elects to cease offering Product services in any form, Xerox shall have a right to [CONFIDENTIAL TREATMENT REQUESTED]/*/.

         (e) Termination or expiration shall not affect Presstek's obligations pursuant to Section II.3 or Section V.4, which shall be governed solely by the terms of such Sections.

         (f) Xerox' liability to Presstek shall be limited as of the effective termination/expiration date (as applicable) in accordance with the terms of Section IX. 1(b).

XI.      INDEMNIFICATION AND LIMITATION OF LIABILITY

1.       Indemnification.

         (a) In performing their duties and obligations under this Service Agreement, Presstek shall defend, indemnify and hold Xerox harmless from and against all liabilities, damages, and reasonable costs, fees and expenses, including reasonable attorneys' fees, arising out of suits, claims, actions or proceedings arising out of or in connection with actual or alleged negligence or other malfeasance or nonfeasance by Presstek, its employees, agents, representatives and subcontractors, upon or in relation to the fulfillment of responsibilities and obligations under this Service Agreement, including without limitation any allegations or claims of infringement or misappropriation of any third party patent, copyright, trademark, trade secret or other intellectual property rights (collectively "Claims"). Presstek's obligations hereunder are contingent upon Xerox promptly notifying Presstek in writing of any Claim(s) within a reasonable time, providing reasonable assistance and otherwise cooperating with Presstek in and permitting Presstek to direct the defense and negotiations. Presstek shall, to the extent practicable, use commercially reasonable efforts promptly to resolve all Claims and, to the extent any Claim relates at least in part to the infringement or misappropriation of intellectual property rights by Presstek, shall at its own expense and option, either (i) procure for Xerox the right to continue using such intellectual property; or (ii) replace the same with non-infringing components having substantially equivalent features and functionality; or (iii) modify the intellectual property of Presstek so that it becomes non-infringing with substantially equivalent features and functionality.

                  Notwithstanding the foregoing, Presstek's obligations under this Section will not apply to the extent any Claim relates to
                  (1) services performed by an individual not certified or otherwise authorized by Presstek; (2) Product changes, adaptations, expansions, reductions or other modifications by Xerox, its designee, or at the direction, guidance, instruction, suggestion or advice of Xerox/Xerox' designee which is not pursuant to Presstek certification or authorization.

         (b) In performing their duties and obligations under this Service Agreement, Xerox shall defend, indemnify and hold Presstek harmless from and against all liabilities, damages, and reasonable costs, fees and expenses, including reasonable attorneys' fees, arising out of suits, claims, actions or proceedings arising out of or in connection with actual or alleged negligence or other malfeasance or nonfeasance by Xerox, its employees, agents, representatives and subcontractors, upon or in relation to the fulfillment of responsibilities and obligations under this Service Agreement, including without limitation any allegations or claims of infringement or misappropriation of any third party copyright, trademark, trade secret or other intellectual property rights

                  (collectively "Claims"). Xerox' obligations hereunder are contingent upon Presstek promptly notifying Presstek of any Claim(s), providing reasonable assistance and otherwise cooperating with Xerox in and permitting Xerox to direct the defense and negotiations. Xerox shall, to the extent practicable, use its commercially reasonable efforts promptly to resolve all Claims.

XII.     GENERAL

1. Contacts. The parties' business contacts shall be the individuals designated below, subject to change by reasonable advance written notice to the other party:

         For Xerox:                                  For Presstek:

         [CONFIDENTIAL TREATMENT                     [CONFIDENTIAL TREATMENT
         REQUESTED]/*/                               REQUESTED]/*/
         800 Phillips Road                           55 Executive Drive
         Building 129 MS 69-A                        Hudson, NH
         Webster NY 14580                            (603) 594-8585 x.3449
         (716) 231-5748

2. Independent Contractor. Xerox and Presstek agree that the relationship between them is one of principal and independent contractor and that neither Presstek nor its employees shall be considered employees of Xerox. Accordingly, neither Presstek nor its employees shall be entitled to any employment benefits made available by Xerox to its own employees. Furthermore, both parties recognize that Presstek controls and is responsible for: (a) the manner and means by which Presstek conducts the Services and ensuring that its work product fully meets the standards for acceptable performance established under this Service Agreement; (b) the scope of its business enterprises (including Presstek's solicitation of other customers and lines of business) and the hours during which they are conducted; (c) the payment of all taxes associated with the payments (including but not limited to all social security and income taxes); (d) all matters and obligations concerning its employees; (e) all travel costs and arrangements required to perform the Services (except for amounts properly charged by Presstek in connection with Services performed as set forth herein); and (f) the maintenance of its places of business and all associated costs. Presstek shall maintain such workers' compensation policies as are required by statute, as well as comprehensive general liability and comprehensive automobile liability insurance with limits for bodily injury and property damage on each such policy of at least one million dollars. Upon request by Xerox, Presstek shall provide Xerox with copies of the policies evidencing such insurance.

3. Confidential Information. In addition to the parties' obligations under the Confidential Disclosure Agreement dated July 22, 1998, Presstek may from time to time have access to or receive directly from Xerox information and materials that are designated as confidential or proprietary or which are by their nature confidential, proprietary, or sensitive, This shall specifically include, but not be limited to, all technical manuals, reports (such as [CONFIDENTIAL TREATMENT REQUESTED]/*/) and documentation relating to the provision of the Services, In addition, such information and materials may concern present or future Xerox products, business strategies, or customers. Presstek shall hold such information and materials in confidence, shall not use them except to perform its duties under this Service Agreement, and shall not disclose them to third parties unless authorized in writing by Xerox, Presstek's obligations under this paragraph shall survive the termination of this Service Agreement.

4. Remedies. Presstek acknowledges that it will be the preferred supplier of the Services for the Products referred to in this Service Agreement and that these Products, and the Services, are critical to Xerox' business. Accordingly, and in addition to any other remedies to which Xerox may be entitled in law and equity:

         (a) In the event that any default by Presstek of its obligations hereunder results in a Customer terminating or canceling a sale of Product(s) before all payments due and owing for such Product(s) have been paid in full; or, with respect to a Customer leasing Products from Xerox, defaulting in its lease payments and/or terminating or canceling its lease before all lease payments due and owing thereunder have been paid in full; (i) PRESSTEK shall [CONFIDENTIAL TREATMENT REQUESTED]/*/. In addition, where any default by Presstek of its obligations hereunder results in a Customer terminating or canceling its lease before all lease payments due and owing thereunder have been paid in full, for each month that the Product has not been re-leased, sold or otherwise transferred to a new Customer and for which lease payments have not been received by Xerox, Presstek shall pay to Xerox an amount [CONFIDENTIAL TREATMENT REQUESTED]/*/. PRESSTEK's obligation to [CONFIDENTIAL TREATMENT REQUESTED]/*/ are contingent upon Xerox using commercially reasonable efforts in locating a new Customer for the Product.

         (b) The parties agree that in the event of any dispute (including without limitation any under the Distribution Agreement), Presstek shall continue to supply Services and Xerox shall continue to compensate Presstek pursuant to the terms hereof pending resolution of such dispute by negotiation or legal process.

5. Non-Assignability. Except as set forth in [CONFIDENTIAL TREATMENT REQUESTED]/*/ Section II.2 of this Service Agreement, neither party may assign its rights and obligations under this Service Agreement without the consent of the other party; provided, however, that each party may assign this Agreement in connection with (a) the sale of all or substantially all of the capital stock or assets of such party, or (b) the acquisition by a third party of a party to this Agreement by merger, consolidation, reorganization or other business combination whereby more than fifty (50) percent of

                                      -21-
----------------------------
/*/[CONFIDENTIAL TREATMENT REQUESTED] Indicates material that has been omitted and for which confidential treatment has been requested. All such omitted material has been filed with the Commission pursuant to Rule 24b-2 promulgated under the Securities and Exchange Act of 1934, as amended.

         the voting securities of a party to this Agreement are sold or transferred to a third party (a "Business Combination"). Notwithstanding the foregoing, in the event of a [CONFIDENTIAL TREATMENT REQUESTED]/*/, Xerox shall have the right in its complete and unfettered discretion to [CONFIDENTIAL TREATMENT REQUESTED]/*/. 2. above. Notwithstanding the foregoing, PRESSTEK may delegate a portion of its obligations pursuant to this Amended Agreement to its subcontractors and manufacturers, provided that PRESSTEK contractually obligates and guarantees the performance of the foregoing and indemnifies XEROX against any and all claims, losses, demands, causes of action or other liability which may arise in connection with such delegation, subject to the terms of this Agreement, including Sections relating to warranty, indemnity and limitation of liability.

6. Work Product of Services. Any invention, innovation, discovery, writing, or other work product of Presstek, its employees, agents, and/or subcontractors relative to or resulting from the Services which is made solely by employees of Presstek during or after the Effective Date shall become the property of Presstek. Any invention, innovation, discovery, writing, or other work product of Presstek or Xerox, their employees, agents, and/or subcontractors relative to or resulting from the Services which is jointly made by employees of Presstek and Xerox during or after the Effective Date shall become mutually owned property of Presstek and Xerox. Any invention, innovation, discovery, writing, or other work product of Xerox, its employees, agents, and/or subcontractors relative to or resulting from the Services which is made solely by employees of Xerox during or after the Effective Date shall become the property of Xerox.

7. Dispute Resolution. The parties agree that Section 33 of the Distribution Agreement shall govern any dispute which may arise hereunder.

8. Survival. Any termination of this Service Agreement shall not serve to eliminate any liability arising out of conduct prior to the actual date of termination, including any uncontested accrued payment obligation, and either party may, following such termination, pursue such remedies as may be available with respect to such liabilities. Any and all such payments accrued hereunder as of the date of termination shall remain due and payable in accordance with the terms hereof.

9. Compliance with Laws. Both parties represent and warrant compliance in all material respects with all federal, state and local laws, ordinances and regulations to this Service Agreement and the performance of Services hereunder.

10. Remedies Cumulative. Except as otherwise set forth herein, any rights or remedies prescribed in this Service Agreement are cumulative and are not intended to be exclusive of any other remedy of which the injured party may be entitled to herein or at law or in equity, including but not limited to the remedy of specific performance.

11. No Implied Waiver. No delay or failure by either party to exercise any right or remedy hereunder shall be held to constitute a waiver of such right or remedy.

                                      -22-
----------------------------
/*/[CONFIDENTIAL TREATMENT REQUESTED] Indicates material that has been omitted and for which confidential treatment has been requested. All such omitted material has been filed with the Commission pursuant to Rule 24b-2 promulgated under the Securities and Exchange Act of 1934, as amended.

12. Severability. A determination that any Section or sub-Section of this Service Agreement is invalid in whole or in part shall not affect the enforceability of any other Section or sub Section or the Agreement as a whole.

13. Records Inspection. Supplier shall make its premises available to Xerox upon reasonable notice during regular business hours for the purpose of inspection by Xerox of Supplier's books, records and documents relevant to verifying compliance with the terms and conditions hereof.

14. Governing Law. This Service Agreement shall be governed by the law of New York State without regard to its conflict of laws principles. Any action to enforce the terms of this Service Agreement shall take place in the courts located in the State of New York and the parties consent to the venue and jurisdiction of such courts.

15. Entire Agreement. This Service Agreement and the Distribution Agreement along with the Exhibits and those documents incorporated by reference constitute the entire agreement between the parties concerning the subject matter hereof, superseding all previous agreements, proposals, representations, or understandings, whether oral or written. Any modifications of this Service Agreement must be in writing and signed by authorized representatives of both parties.

16.      List of Attachments.

         Exhibit J-1 - XAMMP Process
         Exhibit J-2 - Installation, Service Offerings and Pricing Exhibit J-3 - Customer Training
         Exhibit J-4 - Xerox/Presstek Service Procedure Outline
         Exhibit J-5 - Additional SPAR Responsibilities
         Exhibit J-6 - Xerox Training


Xerox CORPORATION                         Presstek


By: /s/ Gerhard Moll                      By: /s/ Robert W. Hallman
   ----------------------------------        ----------------------------------

Name: Gerhard Moll                        Name: Robert W. Hallman
     --------------------------------          --------------------------------

Title: Sr. VPGM Color Solutions           Title: CEO
      -------------------------------           -------------------------------

                                                       AMENDED SERVICE AGREEMENT
                                    BETWEEN PRESSTEK, INC. AND XEROX CORPORATION






















                                   EXHIBIT J-1
                                   -----------
                          (PROVIDED FOR REFERENCE ONLY)
                          -----------------------------

                     [CONFIDENTIAL TREATMENT REQUESTED]/*/













----------------------------
/*/[CONFIDENTIAL TREATMENT REQUESTED] Indicates material that has been omitted and for which confidential treatment has been requested. All such omitted material has been filed with the Commission pursuant to Rule 24b-2 promulgated under the Securities and Exchange Act of 1934, as amended.

                                                       AMENDED SERVICE AGREEMENT
                                    between PRESSTEK, Inc. and XEROX Corporation
















                                   EXHIBIT J-2
                                   -----------

                                   EXHIBIT J-2


                           CUSTOMER SUPPORT OFFERINGS


                            "DRAFT VERSION" 02/16/01


                             ALL INCLUSIVE COVERAGE
            Coverage for complete system including press components*
               Available M-F [CONFIDENTIAL TREATMENT REQUESTED]/*/
              Docucolor 233: [CONFIDENTIAL TREATMENT REQUESTED]/*/
              Docucolor 400: [CONFIDENTIAL TREATMENT REQUESTED]/*/

                      DIGITAL/ELECTRONICS SUPPORT COVERAGE
              Coverage for all DI and Electronic related components
               Available M-F [CONFIDENTIAL TREATMENT REQUESTED]/*/
              Docucolor 233: [CONFIDENTIAL TREATMENT REQUESTED]/*/
              Docucolor 400: [CONFIDENTIAL TREATMENT REQUESTED]/*/

                     AFTER HOURS TELEPHONE TECHNICAL SUPPORT
                           (Optional addition to CSA)
              24x5 Coverage: [CONFIDENTIAL TREATMENT REQUESTED]/*/
              24x7 Coverage: [CONFIDENTIAL TREATMENT REQUESTED]/*/

                        BASIC TELEPHONE TECHNICAL SUPPORT
               8x5 Coverage: [CONFIDENTIAL TREATMENT REQUESTED]/*/
              24x5 Coverage: [CONFIDENTIAL TREATMENT REQUESTED]/*/
              24x7 Coverage: [CONFIDENTIAL TREATMENT REQUESTED]/*/

                             BASIC SUPPORT COVERAGE
Labor                  [CONFIDENTIAL TREATMENT REQUESTED]/*//hour  M-F [CONFIDENTIAL TREATMENT REQUESTED]/*/
Overtime               [CONFIDENTIAL TREATMENT REQUESTED]/*//hour
Holidays               [CONFIDENTIAL TREATMENT REQUESTED]/*//hour
Travel up to 8 hours   [CONFIDENTIAL TREATMENT REQUESTED]/*//hour
Travel after 8 hours   [CONFIDENTIAL TREATMENT REQUESTED]/*//hour
Weekend Travel         [CONFIDENTIAL TREATMENT REQUESTED]/*//hour
Parts                  Variable pricing
Telephone Support      [CONFIDENTIAL TREATMENT REQUESTED]/*/ per incident

                                OPTIONAL TRAINING
On-Site press or pre-press training     [CONFIDENTIAL TREATMENT REQUESTED]/*/ Per Person*
Classroom press or pre-press training   [CONFIDENTIAL TREATMENT REQUESTED]/*/ Per Person*

*  plus travel expenses
** minimum of 3 people, maximum of 5 people per training session.

----------------------------
/*/[CONFIDENTIAL TREATMENT REQUESTED] Indicates material that has been omitted and for which confidential treatment has been requested. All such omitted material has been filed with the Commission pursuant to Rule 24b-2 promulgated under the Securities and Exchange Act of 1934, as amended.

                                   EXHIBIT J-2
================================================================================
PRESSTEK, INC.                                   CUSTOMER ID#
55 Executive Drive
Hudson, NH  03051-4903                           e-mail: carfwedson@presstek.com

-------------------------------------------------------------------SUPPORT------
                            "DRAFT VERSION" 02/16/01
                                   Information
CUSTOMER

Inst Name                                                   Date  02/16/2001
          --------------------------------------------          ----------------
Address                                                     Agreement #
        ----------------------------------------------                 ---------
City                             State      ZIP             Rep   C. Arfwedson
     ----------------------            ----    ------          -----------------
Phone                                                       PO#
      ---------------------                                    -----------------
Fax                     Contact Name
   ------------------                -----------------
Bill to Name                                                Bill to ID#
             -----------------------------------------                  --------
Bill to Address                                             E-mail address
               ---------------------------------------                    ------
City                            State      ZIP              SUPPORT CHOICES:
    ---------------------------       ----    --------      All Inclusive    [ ]
Phone                           Fax                         Digital/
     --------------------------     ------------------      Electronics      [ ]
Contact Name
             -----------------------------------------

---------------------------------------------------------------------------------------------
QTY  PART#   ESCRIPTION SERIAL #  INSTALL DATE START DATE END DATE    UNIT PRICE    TOTAL
---------------------------------------------------------------------------------------------
 1           Docucolor 233 System                       [CONFIDENTIAL TREATMENT REQUESTED]/*/
             (All Inclusive Coverage)

 1           Docucolor 233 System                       [CONFIDENTIAL TREATMENT REQUESTED]/*/
             (Digital/Electronics Coverage)

 1           Docucolor 400 System                       [CONFIDENTIAL TREATMENT REQUESTED]/*/
             (All Inclusive Coverage)

 1           Docucolor 400 System                       [CONFIDENTIAL TREATMENT REQUESTED]/*/
             (Digital/Electronics Coverage)
---------------------------------------------------------------------------------------------
                                                                      Sub Total
                                                                                -------------

                                                                      -----------------------
                                                            Taxes     State
                                                                      -----------------------

                                                                      -----------------------
                                                                        TOTAL       $0.00
                                                                      -----------------------

==============================================
PAYMENT DETAILS

o Annual                Check #_______________
o Bi-Annual             Credit Card___________
o Quarterly             CC Exp. Date__________

Customer:_____________________________________             =====================
Signature:____________________________________             Presstek
Date:_________________________________________             Signature ___________
                                                           =====================
==============================================             Effective Date:______



        Presstek Inc. agrees to provide and Customer agrees to accept the support agreement shown above according to the terms and conditions attached to this agreement. This agreement is the complete agreement between the parties for support on the date set forth above.

================================================================================
     Total Price may or may not include state and local taxes which will be added to invoicing.

----------------------------
/*/[CONFIDENTIAL TREATMENT REQUESTED] Indicates material that has been omitted and for which confidential treatment has been requested. All such omitted material has been filed with the Commission pursuant to Rule 24b-2 promulgated under the Securities and Exchange Act of 1934, as amended.

              ALL INCLUSIVE SYSTEM MAINTENANCE AND SOFTWARE SUPPORT
                              TERMS AND CONDITIONS



1. DEFINITIONS: "Systems" means the System and Options indicated on the front of this Agreement. "Software" means the software in the System and includes only those software programs designed by Presstek for Prepress and press workflow and does not 'include programs designed for word processing, accounting, financial or other general business programming applications.

2. SYSTEM MAINTENANCE: Presstek agrees to perform the following maintenance on the System at the Site for the term of this Agreement. (1) emergency maintenance when requested by the Customer and deemed necessary by Presstek when the System is not operational and (2) preventive maintenance calls when requested by customer that Presstek considers necessary for proper operation of the System. This maintenance includes labor, travel, and replacement parts at no additional charge to Customer, If maintenance is performed during normal Presstek working hours. System Maintenance performed outside normal working hours and Software services not covered by this Agreement will be charged to Customer at the full rate then in effect. Presstek will use its best reasonable efforts to respond to maintenance calls with its first available field support person. Presstek agrees to the above support during the hours of 8:00 a.m. to 5:00 p.m. local time, Monday through Friday, exclusive of Presstek holidays. Service and maintenance rates quoted herein are based on the above Principal Period of Maintenance (typically one work shift). Travel hours are defined as "portal to portal". Overtime hours are defined as any work hours exceeding 8 hours in one work day or 24 hour time period.

3. SOFTWARE SUPPORT: Presstek agrees to provide the following Software Support:
(1) telephone consultation during the hours of 8:00 a.m. to 5:00 p.m. local time, Monday through Friday, exclusive of Presstek holidays; (2) Software maintenance releases and Software reference manuals made available during the term of this Agreement.

Customer agrees that all Software, change orders, and updates are provided subject to the applicable Presstek Purchase, Lease, Rental, or Conditional Sale Agreement. No on-site Software services are included under this Agreement.

Software services not covered by this Agreement, and requested by Customer, may be provided at Presstek's then effective rates and terms. Operator training or System Manager training are not provided under this Agreement.

4. EXCLUSIONS: System maintenance provided by Presstek under this Agreement does not include (a) use of equipment in a manner not recommended by Presstek; (b) failure to continually provide a suitable installation environment, including but not limited to, adequate electrical power, air conditioning or humidity control; c) Customer's improper use, management, or supervision of covered equipment; (d) accident and disaster, including but not limited to fire, flood, water, wind, or lightening; (e) electrical work, devices, cables, etc., external to the equipment; (f) the maintenance of accessories, alterations, modifications, attachments or other devices not covered by this agreement; (g) excessive electrostatic discharge improper grounding, improper power line protection; (h) failure of Customer to perform Company recommended dailyl/weekly/monthly maintenance and cleaning; (I) service providers and parts installers other than the Company; (j) improperly trained and inexperienced operators; (k) overhauling or altering of the system.

5. CUSTOMER OBLIGATIONS: Customer agrees to comply with all Presstek installation and operating instructions including, but not limited to Regular daily maintenance as specified in the users guide. Customer shall not: (1) abuse, misuse, or neglect the System or Software: (2) modify or make attachments to the System or Software without prior authorization by Presstek: (3) operate the System or Software in a location with excessive dirt, dust, moisture, fumes, improper humidity or extremes of temperatures: (4) allow maintenance of the System or Software by others without authorization from Presstek: (5) use or combine the System or Software with systems, or software provided by others: (6) assign or cancel this Agreement; or (7) transfer parts or Software from other Presstek Systems to the System and Software covered by this Agreement. If Customer adds any Presstek option to the System or Software during the term of this Agreement, Customer agrees to purchase System Maintenance and Software Support for that option at the then applicable rate. Customer agrees to maintain the Software at the revision level deemed necessary by Presstek. Customer acknowledges and understands the modem (s) and line conditioners provided by Presstek remain the property of Presstek and are to be used solely for the purposes of providing remote diagnostics and detailed services. Upon termination or expiration of this Agreement, Customer agrees to allow Presstek access to the Site to remove any modem(s) and line conditioners. Presstek may suspend or refuse Hardware System Maintenance of Software Support, impose additional charges, or terminate this Agreement if the Customer fails to perform its obligations under this Agreement. Customer must maintain a stable environment with relative humidity and room temperature as per the said equipment guidelines.

6. TERM: The initial term of this agreement is for one year from the service start date as specified on the Equipment List attached. This Agreement shall renew automatically for successive periods of one year, on the same terms and conditions at Company's then prevailing prices, except that it shall not be renewed if either party provides written notice of non-renewal at least thirty days prior to expiration of the then current term of the Agreement.

7. ADDITIONS AND DELETIONS: New equipment may be added to, and replacements deleted from this agreement upon receipt of ten days written notice to Company, subject to written acceptance by Company. This provision may be waived if new equipment is purchased from Company.

8. LIMITED WARRANTY: Company warrants that services will be performed in a workmanlike manner in accordance with reasonable commercial standards. Parts are warranted against defects solely to the extent of the manufacturer's warranty, if any. Labor provided by Company is warranted for 30 days from the date of service.

9. ACCESS: Customer agrees to make the System and Software available for maintenance within a reasonable time after arrival of support personnel. Customer shall not remove the System or Software from Site without the prior written consent of Presstek. If this consent is given, Presstek will install the System and Software at customer's expense after relocation.

10. SITE REQUIREMENT: Customer agrees to provide a Site which meets Presstek environmental and electrical specifications, including a source of electric power consisting of either a separate electric line installed from the main junction box for each unit of the system or a Presstek authorized power conditioning device. To permit continuity of support under this Agreement, the Customer will not remove the System or Software from the Site without the prior written consent of Presstek. In addition to any other remedies, Presstek reserves the right to adjust the price, temporarily discontinue Support under this Agreement, or terminate the Agreement if the System or Software is so removed.

11. MAINTENANCE AND SUPPORT LIMITATIONS: System Maintenance and Software Support are contingent upon the System and Software being unmodified and properly maintained at the latest revision level. If the System and Software are not under warranty immediately prior to the effective date of this Agreement, Presstek may inspect the System and Software to determine whether they are in proper operating condition and at the latest revision level. This inspection and any repairs, adjustments, or updates deemed necessary by Presstek shall be made at Customer's expense prior to commencement or continuation of System Maintenance and Software Support.

12. PARTS: Presstek will supply replacement parts it considers necessary on an exchange basis. PARTS OR SYSTEMS MAY BE NEW, SERVICEABLE USED, OR REPROGRAMMABLE ITEMS EQUIVALENT TO NEW IN PERFORMANCE. Replaced parts or components shall become the property of Customer and exchanged parts shall become the property of Company. Expendable and/or consumable parts such as printing plates, including but not limited to, maintenance kits, blankets, rollers, cylinders and covers are not covered by this Agreement. Parts covered include all mechanical componants related to the press, digital imaging heads, electronics, RIP and server componants.

13. WARRANTY EXCLUSION: Presstek MAKES NO WARRANTY OF ANY KIND UNDER THIS AGREEMENT, EITHER EXPRESSED OR IMPLIED, INCLUDING WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE.

14. LIMITATION OF LIABILITY: COMPANY SHALL NOT BE HELD RESPONSIBLE FOR COMPANY'S INABILITY TO PROVIDE TIMELY SERVICE DUE TO DELAYS. IN NO EVENT WILL COMPANY, OR ITS DIRECTORS, OFFICERS, EMPLOYEES, AGENTS, OR AFFILIATES, BE LIABLE TO CUSTOMER FOR ANY CONSEQUENTIAL, INCIDENTAL, INDIRECT, SPECIAL OR EXEMPLARY DAMAGES, INCLUDING, WITHOUT LIMITATION, LOSS OF DATA OR BUSINESS INFORMATION, LIABILITY TO THIRD PARTIES, AND THE LIKE, ARISING OUT OF THE USE OR INABILITY TO USE THE EQUIPMENT. COMPANY'S LIABILITY TO CUSTOMER (IF ANY) FOR ACTUAL DIRECT DAMAGES FOR ANY CAUSE WHATSOEVER, AND REGARDLESS OF THE FORM OF THE ACTION, WILL BE LIMITED TO, AND IN NO EVENT EXCEED A CREDIT IN THE AMOUNT OF TEN PERCENT (10%) OF THE ANNUAL AMOUNT PAYABLE BY CUSTOMER FOR SERVICE AND MAINTENANCE SUPPORT ON THE UNIT OF THE EQUIPMENT INVOLVED, SUCH CREDIT TO BE APPLIED TO CUSTOMER'S ANNUAL SERVICE AGREEMENT FEE UPON RENEWAL THEREOF.

15. APPLICABLE LAW: This Agreement shall be considered, interpreted and enforced in accordance with the laws of the State of New Hampshire. Any disputes under the Agreement or concerning the business relationship between the parties must be litigated exclusively in the Courts of the State of New Hampshire. If, however, the parties have agreed in writing to arbitrate their disputes, the arbitration must take place Agreement or concerning the business relationship between the parties must be elsewhere. The prevailing party in the action concerning this Agreement or the business relationship between the parties shall be entitled to an award of costs and reasonable attorney's fees. Any notice or other communication required under this Agreement the address provided herein. The Customer waives trial by jury in any litigation arising shall be deemed to have been duly given if it is delivered personally or by facsimile with proof of receipt, or sent by registered or first-class mail, return receipt requested, first class postage prepaid, to a party at the address listed or such address provided by the party.

16. FORCE MAJEURE: Presstek shall have no obligations hereunder for repairs, maintenance, or replacements caused by operator error; maintenance, or replacements caused by operator error; maintenance of the System or Software by others without authorization from Presstek; acts of God; or other events beyond the control of Presstek.

17. GENERAL: This Agreement and its attachments, as accepted by Company and Customer, supersede any previous written or oral agreements or understandings between the parties concerning the subject of the agreement, and constitute the entire the entire such agreement between the parties. No amendments or additions to the terms and conditions of this Agreement shall be valid unless set forth in writing and signed by an authorized representative of each of the parties. Waiver by either party of a breach of any of the provisions shall not constitute a waiver of any succeeding breach of such provision or a waiver of such provision itself. The invalidity or unenforceability of any term or provision of this Agreement shall in no way impair or affect the remainder of the agreement, which shall continue in full force and effect. 18. INDEMNIFICATION: Each party shall indemnify and hold the other harmless from and against any claim, loss, liability, or expense, including but not limited to, damages, costs and attorney fee, arising out of or in connection with any acts of omissions of the the other party and its agents and employees.


                                  ----------------------------------------------
                                  Please sign on the line above to accept the Terms and Conditions of this Agreement.

                                   EXHIBIT J-3
PRESSTEK

DI PRESS CUSTOMER TRAINING                 [CONFIDENTIAL TREATMENT REQUESTED]/*/
[CONFIDENTIAL TREATMENT REQUESTED]/*/      Location:  Presstek
--------------------------------------------------------------------------------
         PRESS OPERATOR                           PREPRESS OPERATOR
--------------------------------------------------------------------------------
                    |_|  INTRO SESSION
                    |_|  Welcome & Introductions
                    |_|  Schedule/Logistics
                    |_|  Manuals/Materials
                    |_|  Waterless Printing Theory and Practice
                         (est. 2 hr. session)
                    |_|  Intro to PEARLdry plates  (20 minutes)
                    |_|  Workflow & RIP Overview

                    |_|  PRESS ORIENTATION
                    |_|  Main Machine Specifications
                    |_|  Main Machine Controls - Electrical
                    |_|  Main Machine Controls - Mechanical
                    |_|  Use of Operator Manual and Parts Book
                    |_|  Console Overview
                    |_|  GUI Overview

--------------------------------------------------------------------------------

|_|    INKING SYSTEM OVERVIEW             |_|    DI-RIP SESSION
                                              |_|    Documentation
|_|    WASHUP DEVICE and PROCEDURES           |_|      Hardware & Networking
                                              |_|      Workflow Indepth
|_|    PLATE CYLINDER                         |_|      Creating Page Setups
|_|    Cleaning and Maintenance                   |_|    Separations Manager
|_|    Installation of the Plate                  |_|    Input Controller
         Material Spools                  |_|    PPD for Mac and PC
                                          |_|    Printing files from MAC
|_|    PLATE CLEANERS
|_|    Maintenance and Cleaning           |_|    Create a Page Setup with no
|_|    Changing of Towel Rolls                     Calibration
                                          |_|    Print a job from Mac Using
                                                   this Page Setup


                                                                              1
--------------------------------------------------------------------------------
/*/[CONFIDENTIAL TREATMENT REQUESTED] Indicates material that has been omitted and for which confidential treatment has been requested. All such omitted material has been filed with the Commission pursuant to Rule 24b-2 promulgated under the Securities and Exchange Act of 1934, as amended.

                                   EXHIBIT J-3
PRESSTEK

DI PRESS CUSTOMER TRAINING                 [CONFIDENTIAL TREATMENT REQUESTED]/*/
[CONFIDENTIAL TREATMENT REQUESTED]/*/      Location:  Presstek
--------------------------------------------------------------------------------
         PRESS OPERATOR                           PREPRESS OPERATOR
--------------------------------------------------------------------------------
                      [CONFIDENTIAL TREATMENT REQUESTED]/*/
                                      Q & A

               |_|  PROFIRE Laser Imaging Head Introduction
                   |_|  Physical Components
                   |_|  Laser safety
                   |_|  Theory of Operation
                   |_|  Firing and Alignment of Laser Diodes
                   |_|  Discussion of the DENSHOT file for imaging quality check

--------------------------------------------------------------------------------

|_|  BLANKET CYLINDER                     |_|  DI-rip SESSION
   |_|  Blanket and Packing Installation     |_|  [CONFIDENTIAL TREATMENT
                                                  REQUESTED]/*/
   |_|  Printing pressure adjustment         |_|  Calibration Indepth: a variety
   |_|  Use of packing guage                        of preprinted jobs with
   |_|  Blanket Maintenance                         varying printing situations
                                                    which require:
|_|  BLANKET CLEANERS                           |_|  Dot % measurements
   |_|  Removal/Cleaning/Maintenance            |_|  Build new Calibration Sets
   |_|  Maintenance of Solvent Tanks            |_|  Build new Page Setups
                                                  |_|  Create New Input
                                                         Controllers
|_|  PAPER and DOLLY Loading                    |_|  To be entered in subsequent
                                                       Page Setups as "ACTUAL"
|_|  FEEDER HEAD
   |_|  Mechanical Adjustments
   |_|  Air Adjustments                   |_|  DI-tools
|_|  Adjustment and Maintenance of           |_|  DI-View
       Vacuum Pumps                             |_|  View job RIPd from
                                                       Day 1
|_|  FEED BOARD                              |_|  DI-Merge
   |_|  Adjustment of Pull-in                |_|  DI-Write
          and Transport Wheels
|_|  Adjustment of Table Belt             |_|  Effective uses of
|_|  Adjustment of Double                        DI-tools
       Sheet Detector
                                             |_|  File locations & file
                                                    management
|_|  REGISTER TABLE
   |_|  Adjustment of Headstops
   |_|  Adjustment of Side Guide

|_|  CHAIN DELIVERY
   |_|  Adjustment of joggers
   |_|  Air/Fan Adjustment for
          Sheet Control

                                                                              2
--------------------------------------------------------------------------------
/*/[CONFIDENTIAL TREATMENT REQUESTED] Indicates material that has been omitted and for which confidential treatment has been requested. All such omitted material has been filed with the Commission pursuant to Rule 24b-2 promulgated under the Securities and Exchange Act of 1934, as amended.

                                   EXHIBIT J-3
PRESSTEK

DI PRESS CUSTOMER TRAINING                 [CONFIDENTIAL TREATMENT REQUESTED]/*/
[CONFIDENTIAL TREATMENT REQUESTED]/*/      Location:  Presstek
--------------------------------------------------------------------------------
         PRESS OPERATOR                           PREPRESS OPERATOR
--------------------------------------------------------------------------------
                      [CONFIDENTIAL TREATMENT REQUESTED]/*/
                                      Q & A
--------------------------------------------------------------------------------
                              |_| CONSOLE In-Depth

                              |_| GUI in-Depth
--------------------------------------------------------------------------------

|_|  OPERATION & MAINTENANCE              |_|  DI-rip SESSION
       OF PERiPHERAL EQUIPMENT            |_|  Continue with building
   |_|  Air Compressors/Vacuum Pumps            Calibration Sets, new Page
   |_|  Chillers                                Setups, Input Controllers to be
   |_|  Spray Power Device
   |_|  Imaging Heads - Lens Cleaning

|_|  INK UP THE PRESS

--------------------------------------------------------------------------------

               |_|  IMAGING FILES
                  |_|  Imaging Quality Files - DENSHOTS
                  |_|  Laser Diode Adjustments
                  |_|  Press Registration Files
                     |_|  Registration Correction X, Y axis
                     |_|  Grow/Shrink, Mechanical Skew

               |_|  IMAGE and PRINT the uncalibrated
                            Job RIPd [CONFIDENTIAL TREATMENT REQUESTED]/*/

               |_|  Print to Density/Take Readings

--------------------------------------------------------------------------------

                                             |_|  DI-rip SESSION
                                             |_|  Build a Calibration Set
|_|  [CONFIDENTIAL TREATMENT REQUESTED]/*/   |_|  Create New Page Setup w/
                                                  Entry for "Intended"
                                             |_|  Create New Input Controller
                                             |_|  RE-RIP file with calibration
                                             |_|  DI-view


                                                                              3
--------------------------------------------------------------------------------
/*/[CONFIDENTIAL TREATMENT REQUESTED] Indicates material that has been omitted and for which confidential treatment has been requested. All such omitted material has been filed with the Commission pursuant to Rule 24b-2 promulgated under the Securities and Exchange Act of 1934, as amended.

                                   EXHIBIT J-3
PRESSTEK

DI PRESS CUSTOMER TRAINING                 [CONFIDENTIAL TREATMENT REQUESTED]/*/
[CONFIDENTIAL TREATMENT REQUESTED]/*/      Location:  Presstek
--------------------------------------------------------------------------------
         PRESS OPERATOR                           PREPRESS OPERATOR
--------------------------------------------------------------------------------
                      [CONFIDENTIAL TREATMENT REQUESTED]/*/
                                      Q & A
--------------------------------------------------------------------------------

      |_|  INK UP THE PRESS

               |_|  IMAGING FILE RIPd with Calibration Set
                  |_|  Print to Density/Take Readings
                  |_|  Any Adjustments in Calibration Curve
                  |_|  If necessary, re-image and reprint job.


               |_|  Continue with running "live jobs"

                  |_|  Press Skills: Substrate change
                                      and paper path adjustments


               |_|  Pre-Press skills:
                  |_|  Create new Page Setups for varying
                         printing specifications
                  |_|  Run jobs, build Calibration Sets, new
                         Page Setups, etc.


|_|  [CONFIDENTIAL TREATMENT REQUESTED]/*/

                                                                              4
--------------------------------------------------------------------------------
/*/[CONFIDENTIAL TREATMENT REQUESTED] Indicates material that has been omitted and for which confidential treatment has been requested. All such omitted material has been filed with the Commission pursuant to Rule 24b-2 promulgated under the Securities and Exchange Act of 1934, as amended.

                                   EXHIBIT J-3
PRESSTEK

DI PRESS CUSTOMER TRAINING                 [CONFIDENTIAL TREATMENT REQUESTED]/*/
[CONFIDENTIAL TREATMENT REQUESTED]/*/      Location:  Presstek
--------------------------------------------------------------------------------
         PRESS OPERATOR                           PREPRESS OPERATOR
--------------------------------------------------------------------------------
                      [CONFIDENTIAL TREATMENT REQUESTED]/*/
                                      Q & A
--------------------------------------------------------------------------------

               |_|  [CONFIDENTIAL TREATMENT REQUESTED]/*/

                  |_|  Continue with running "live jobs"


                     |_|  Press Skills:  Substrate change
                                           and paper path adjustments

                     |_|  Pre-Press skills:

                        |_|  Create new Page Setups for varying
                               printing specifications
                        |_|  Run jobs, build Calibration Sets, new
                               Page Setups, etc.

--------------------------------------------------------------------------------

|_|  [CONFIDENTIAL TREATMENT REQUESTED]/*/



                               Review and Wrap-up

                                                                              5
--------------------------------------------------------------------------------
/*/[CONFIDENTIAL TREATMENT REQUESTED] Indicates material that has been omitted and for which confidential treatment has been requested. All such omitted material has been filed with the Commission pursuant to Rule 24b-2 promulgated under the Securities and Exchange Act of 1934, as amended.

                                                       AMENDED SERVICE AGREEMENT
                                    BETWEEN PRESSTEK, INC. AND XEROX CORPORATION
















                                   EXHIBIT J-3
                                   -----------

                                   EXHIBIT J-3
PRESSTEK

DI PRESS [CONFIDENTIAL TREATMENT REQUESTED]/*/ ONSITE TRAINING
                                           [CONFIDENTIAL TREATMENT REQUESTED]/*/
[CONFIDENTIAL TREATMENT REQUESTED]/*/      Location:  Presstek
--------------------------------------------------------------------------------
         PRESS OPERATOR                           PREPRESS OPERATOR
--------------------------------------------------------------------------------
8:00AM
               |_|  TOUR PrePress area and Pressroom
               |_|  Pressroom Setup, Consummables & Tools Storage
               |_|  Review Waterless Printing Theory and Practice
               |_|  Safety

--------------------------------------------------------------------------------

|_|  INKING SYSTEM                        |_|  DI-rip Operation
   |_|  Installation & Adjustment         |_|  Check for correct installation
          of Ink Rollers                         of RIP software and DI-tools
      |_|  Maintenance of Ink Rollers     |_|  Review DI-RIP
                                          |_|  Review workflow
|_|  PLATE CYLINDER                       |_|  Review file directories
   |_|  Installation of Plate Material    |_|  Prepare first file for imaging
     Spools                               |_|  Create Page Setup
                                          |_|  Create Input Controller
|_|  PLATE CLEANER                        |_|  RIP test file without calibration
   |_|  Changing of Towel Rolls           |_|  DI-Tools review: DI-View, Merge,
                                                 Write
|_|  BLANKET CYLINDER
   |_|  Blanket and Packing
       Installation
|_|  Printing Pressure Adjustment

|_|  BLANKET CLEANER
   |_|  Removal/Cleaning/Installation

--------------------------------------------------------------------------------


                        |_|  CONSOLE in-depth

                        |_|  GUI in-depth

                                                                              6
--------------------------------------------------------------------------------
/*/[CONFIDENTIAL TREATMENT REQUESTED] Indicates material that has been omitted and for which confidential treatment has been requested. All such omitted material has been filed with the Commission pursuant to Rule 24b-2 promulgated under the Securities and Exchange Act of 1934, as amended.

                                   EXHIBIT J-3
PRESSTEK

DI PRESS [CONFIDENTIAL TREATMENT REQUESTED]/*/ ONSITE TRAINING
                                           [CONFIDENTIAL TREATMENT REQUESTED]/*/
[CONFIDENTIAL TREATMENT REQUESTED]/*/      Location:  Presstek
--------------------------------------------------------------------------------
         PRESS OPERATOR                           PREPRESS OPERATOR
--------------------------------------------------------------------------------

                    |_| [CONFIDENTIAL TREATMENT REQUESTED]/*/

--------------------------------------------------------------------------------

|_|  OPERATION & MAINTENANCE              |_|  DI-rip Operation
       OF PERiPHERAL EQUIPMENT            |_|  Prepare oher jobs for imaging
   |_|  Air Compressors/Vacuum Pumps
   |_|  Chillers
   |_|  IR Dryer
   |_|  Spray Power Device
   |_|  Imaging Heads - Lens Cleaning

|_|  INK UP THE PRESS

|_|  PAPER PATH

--------------------------------------------------------------------------------

               |_|  IMAGING QUALITY TESTS
                  |_|  Image DENSHOT file
                  |_|  Check and adjust for channel balancing,
                         Diode alignment, gorw/shrink,
                         mechanical skew

               |_|  IMAGE and PRINT 1st UNCALIBRATED JOB
                  |_|  Print to density
                  |_|  Dot % measurements

--------------------------------------------------------------------------------

|_|  TRANSFER CYLINDERS                   |_|  DI-rip SESSION
   |_|  Setting for Perfecting               |_|  Build a Calibration Set
          (IF APPLICABLE)                    |_|  Create New Page Setup w/
                                                    Entry for "Intended"
                                             |_|  Create New Input Controller
                                             |_|  RE-RIP file with calibration
                                             |_|  DI-view

--------------------------------------------------------------------------------

               |_|  IMAGE and PRINT CALIBRATED JOB
               |_|  Print to Density
               |_|  Dot % measurements



|_|  [CONFIDENTIAL TREATMENT REQUESTED]/*/
                                                                              7
--------------------------------------------------------------------------------
/*/[CONFIDENTIAL TREATMENT REQUESTED] Indicates material that has been omitted and for which confidential treatment has been requested. All such omitted material has been filed with the Commission pursuant to Rule 24b-2 promulgated under the Securities and Exchange Act of 1934, as amended.

                                                       AMENDED SERVICE AGREEMENT
                                    BETWEEN PRESSTEK, INC. AND XEROX CORPORATION
















                                   EXHIBIT J-4
                                   -----------

                                                       AMENDED SERVICE AGREEMENT
                                    BETWEEN PRESSTEK, INC. AND XEROX CORPORATION

                                   EXHIBIT J-4
                                   -----------
                   Xerox / Presstek Service Procedure Outline

=========================== ============= ==================== ==============================================
Process Step                Who           How                  What
=========================== ============= ==================== ==============================================
Customer Calls              Presstek      1-800-XXX            o  Create a Log and assign a Log number
Customer Support            Customer                           o  Verify customer account info.
Center                      Support       Answer call as       o  Verify Serial Number.
                            Center        'Xerox Service'      o  Verify Service Contract entitlement.
                                                               o  Log the problem.
                                                               o  Attempt resolution of problem
                                                               o  Dispatch Service as required
--------------------------- ------------- -------------------- ----------------------------------------------
Service / Customer          Presstek      Cell Phone or Pager  o  Contact available support rep.
Support Rep.                Tech Support                       o  Provide call information.
Dispatched                                                     o  Provide customer account
o  Press Technician                                               information to the support rep.
o  PrePress expert
o  Press demonstrator
--------------------------- ------------- -------------------- ----------------------------------------------
Service / Customer          Presstek      Phone                o  Contact customer within [CONFIDENTIAL
Support Rep. Calls          Service /                             TREATMENT REQUESTED]/*/ after notification
customer to verify          Customer                              to discuss the problem and attempt resolution
problem and attempt         support rep.                          over the phone.
problem resolution                                             o  If unable to resolve. Inform customer of
as appropriate                                                    estimated time of arrival.
                                                                  (on site within [CONFIDENTIAL TREATMENT
                                                                  REQUESTED]/*/)
                                                               o  Determine parts required if possible.
                                                               o  Notify the Welcome center of progress
--------------------------- ------------- -------------------- ----------------------------------------------
Customer Support Center     Presstek      Phone                o  Welcome Center will update / close the log
updates log / sends parts   Customer                              as appropriate.
ahead to account            Support                            o  Log parts required.
                            Center                             o  Send parts ahead to the account as
                                                                  necessary as directed by the service rep.
--------------------------- ------------- -------------------- ----------------------------------------------
Support Rep. on site at     Presstek      On site visit.       o  Determine plan for resolution.
the account. Determine      Service /                          o  Attempt resolution for 'X' hours.
the cause of the problem.   Customer                           o  If unsuccessful, contact Welcome
Plan and implement          support rep.                          center to request 2nd level support.
resolution actions.                                            o  Set customer expectations on next steps.
--------------------------- ------------- -------------------- ----------------------------------------------
Call close out with         Presstek      Phone                Support Rep. will contact the Welcome Center
Customer Support Center.    Service /                          to close out the call.
                            Customer
                            support rep.
--------------------------- ------------- -------------------- ----------------------------------------------
Customer Support Center     Presstek      Phone and Network    o  Welcome Center completes fields on the
updates and closes log.     Customer                              problem log form and closes the call.
Initiates the billing       Support                            o  Information is communicated to the Presstek
process.                    Center                                Billing Department to initiate invoice to
                                                                  the customer.
=============================================================================================================

----------------------------
/*/[CONFIDENTIAL TREATMENT REQUESTED] Indicates material that has been omitted and for which confidential treatment has been requested. All such omitted material has been filed with the Commission pursuant to Rule 24b-2 promulgated under the Securities and Exchange Act of 1934, as amended.

                                                       AMENDED SERVICE AGREEMENT
                                    BETWEEN PRESSTEK, INC. AND XEROX CORPORATION

















                                   EXHIBIT J-5
                                   -----------

                                                       AMENDED SERVICE AGREEMENT
                                    between PRESSTEK, Inc. and XEROX Corporation
                                    --------------------------------------------

                                   EXHIBIT J-5
                                   -----------

                  SPAR Reports and Technical Notes (Bulletins)
                  --------------------------------------------

Supplier Technical Support will provide a report, upon request, but not to exceed the frequency of once per calendar month, to Xerox Technical Support. This report will consist of :

         (a) A listing of all Supplier problems that were reported during the reporting period as well as all problems that currently in "open" status. The report will include, but is not limited to the following information:

         (i) The Supplier problem number and Supplier bug number if applicable
         (ii) The problem status (example: open, closed)
         (iii) A short description of the problem
         (iv) The contact ID of the Xerox representative that reported the problem
         (v) The date that the problem was opened
         (vi) The date that the problem was closed, if applicable
         (vii) The assigned severity of the problem
         (viii) Any other information about the problem that is deemed mutually necessary by both Supplier and Xerox and is available in the Supplier Technical Support database.

         (b) Technical notes for the Supplier, associated software and related environmental issues are developed from time to time by Supplier Technical Support. These notes are intended for consumption by the Xerox Technical Support organization, Xerox field representatives and Customers. They will be distributed in a timely fashion as they are become available to a designated Xerox contact point.

                                                       AMENDED SERVICE AGREEMENT
                                    BETWEEN PRESSTEK, INC. AND XEROX CORPORATION


















                                   EXHIBIT J-6
                                   -----------

                                                       AMENDED SERVICE AGREEMENT
                                    BETWEEN PRESSTEK, INC. AND XEROX CORPORATION



                                   EXHIBIT J-6



                             XEROX SERVICE TRAINING

=====================================================================================================
Description                                                           Xerox Cost*
=====================================================================================================
Press Operator Training-1 week                      [CONFIDENTIAL TREATMENT REQUESTED]/*/  per person
-----------------------------------------------------------------------------------------------------
Prepress Applications Training-1 week               [CONFIDENTIAL TREATMENT REQUESTED]/*/  per person
-----------------------------------------------------------------------------------------------------
Plate Application Training-1 week                   [CONFIDENTIAL TREATMENT REQUESTED]/*/  per person
-----------------------------------------------------------------------------------------------------
PAX Press Service/Installation Training-2 weeks     [CONFIDENTIAL TREATMENT REQUESTED]/*/  per person
-----------------------------------------------------------------------------------------------------
SUN Press Service/Installation Training-2 weeks     [CONFIDENTIAL TREATMENT REQUESTED]/*/  per person
-----------------------------------------------------------------------------------------------------

* a minimum of 3 and a maximum of 5 people per training session







                          XEROX CERTIFICATION TRAINING

================================================================================
Description                                No. of Weeks Required      Xerox
=====================================  =============================  Cost
                                       Classroom In field  Classroom  per week*
-------------------------------------  --------- --------- ---------  ----------
Mechanical Certification Training+     [CONFIDENTIAL TREATMENT REQUESTED]/*/
                                                                      per person
-------------------------------------  --------- --------- ---------  ----------
Electrical Certification Training+     [CONFIDENTIAL TREATMENT REQUESTED]/*/
                                                                      per person
-------------------------------------  --------- --------- ---------  ----------
Press Operator Certification+          [CONFIDENTIAL TREATMENT REQUESTED]/*/
                                                                      per person
-------------------------------------  --------- --------- ---------  ----------
Prepress Applications Certification+   [CONFIDENTIAL TREATMENT REQUESTED]/*/
                                                                      per person
================================================================================
* A minimum of 3 and a maximum of 5 people per training session
+ Assumes a minimum level of expertise/qualifications to be determined by Presstek prior to training.

----------------------------
/*/[CONFIDENTIAL TREATMENT REQUESTED] Indicates material that has been omitted and for which confidential treatment has been requested. All such omitted material has been filed with the Commission pursuant to Rule 24b-2 promulgated under the Securities and Exchange Act of 1934, as amended.